UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-08673
DREYFUS INVESTMENT PORTFOLIOS
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/06

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Investment Portfolios, Core Bond Portfolio

ANNUAL REPORT December 31, 2006

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE PORTFOLIO

2	A Letter from the CEO
3	Discussion of Performance
6	Portfolio Performance
8	Understanding Your Portfolio’s Expenses
8	Comparing Your Portfolio’s Expenses
With Those of Other Funds
9	Statement of Investments
29	Statement of Financial Futures
29	Statement of Options Written
30	Statement of Assets and Liabilities
31	Statement of Operations
32	Statement of Changes in Net Assets
34	Financial Highlights
36	Notes to Financial Statements
51	Report of Independent Registered
Public Accounting Firm
52	Important Tax Information
53	Information About the Review
and Approval of the Portfolio’s
Investment Advisory Agreement
58	Board Members Information
60	Officers of the Fund

FOR MORE INFORMATION

Back Cover

We are pleased to present this annual report for Dreyfus Investment Portfolios, Core Bond Portfolio, covering the 12-month period from January 1, 2006, through December 31, 2006.

2006 proved to be a year of low volatility in the U.S. bond market.Yields of 10-year Treasury securities remained within a relatively narrow range of just 75 basis points, making 2006 the third least volatile bond market since 1970.Yet, a number of developments during the year might have suggested otherwise, including mounting economic uncertainty, volatile energy prices, softening real estate markets, a change in U.S. monetary policy and ongoing geopolitical turmoil.

Why did fixed-income investors appear to shrug off some of the year’s more negative influences? In our analysis, investors disregarded near-term concerns in favor of a longer view, looking to broader trends that showed moderately slower economic growth, subdued inflation, stabilizing short-term interest rates, a flat “yield curve” and persistently strong credit fundamentals. Indeed, 2006 confirmed that reacting to near-term influences with extreme shifts in investment strategy rarely is the right decision.We believe that a better course is to set a portfolio mix to meet long-term goals, while attempting to ignore short term market fluctuations.

For information about how the portfolio performed during the reporting period, as well as market perspectives, we have provided a Discussion of Performance given by the portfolio manager.

Thank you for your continued confidence and support.We wish you good health and prosperity in 2007.

Thomas F. Eggers
Chief Executive Officer
The Dreyfus Corporation
January 16, 2007

2

How did Dreyfus Investment Portfolios, Core Bond Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2006, the portfolio’s Initial shares achieved a total return of 4.93%, and its Service shares achieved a total return of 4.93% .1 The portfolio produced aggregate income dividends of $0.61 per share for both its Initial and Service shares. In comparison, the Lehman Brothers U.S.Aggregate Index (the “Index”), the portfolio’s benchmark, produced a total return of 4.33% for the same period.2

After producing relatively lackluster returns over the first half of the year, the bond market rallied over the second half as short-term interest rates stabilized and economic growth slowed.The portfolio produced higher returns than its benchmark, which we attribute primarily to the performance of its high yield corporate bond, investment-grade corporate bond and asset-backed securities holdings.

What is the portfolio’s investment approach?

The portfolio seeks to maximize total return through both capital appreciation and current income.The portfolio invests at least 80% of its assets in bonds, including U.S. government bonds and notes, corporate bonds, convertible securities, asset-backed securities, mortgage-related securities and foreign bonds.The portfolio may invest up to 35% of its assets in bonds rated below investment-grade credit quality, also known as high yield securities.

Typically, the portfolio can be expected to have an average effective maturity of between five and 10 years and an average effective duration between 3.5 and six years.While the portfolio’s duration and maturity usually will stay within these ranges, if the maturity or duration of the Index moves outside these ranges, so may the portfolio’s.

What other factors influenced the portfolio’s performance?

Bond prices declined modestly over the first six months of 2006 due to intensifying inflation concerns in a generally robust economic envi-

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

ronment. However, investor sentiment improved markedly over the second half of the year, as U.S. economic growth moderated amid cooling housing markets and more modest employment gains. As a result, following four increases in short-term interest rates over the first half of the year, the Federal Reserve Board (the “Fed”) held the overnight federal funds rate steady at 5.25% at each of four meetings between August and December, its first pauses in more than two years. Investors first anticipated and then reacted favorably to the Fed’s shift in policy, and the longer end of the bond market rallied.

Despite the economic slowdown, business fundamentals remained healthy in most industries, generally supporting prices of corporate bonds across the credit-rating spectrum. In the U.S. government securities market, low levels of volatility helped mortgage-backed securities, asset-backed securities and other high quality, “yield advantaged” instruments outperform U.S.Treasury securities.

In this environment, the portfolio’s positions in high yield bonds helped it participate in the rally among lower-rated credits.At the same time, we attempted to manage the risks of lower-rated securities by focusing on bonds with relatively short maturities, which we regarded as less likely to be affected by unexpected adverse developments. We also established shorter-maturity positions in the investment-grade corporate bond market, where we avoided issuers that we believed might be vulnerable to activities that tend to be unfriendly to bondholders, such as leveraged buyouts. Instead, we favored regulated industries where such activities are less common.

The portfolio’s holdings of asset-backed securities provided higher yields than U.S. Treasury securities, contributing positively to returns. However, we maintained an underweight position in mortgage-backed securities, a position that detracted modestly from the portfolio’s relative performance in the low volatility investment environment. In addition, tactical positions in Treasury Inflation Protected Securities underper-formed the averages when energy prices remained low during the fall, helping to keep a lid on inflation expectations.

The portfolio also benefited to a degree from our duration management strategy. A modestly short average duration over the first half of 2006 helped protect the portfolio from the potentially adverse effects of rising

4

interest rates, while a shift in mid-year to a slightly long position helped boost its participation in the market rally during the second half. Despite narrowing yield differences along the market’s maturity spectrum, the portfolio’s “bulleted” yield curve strategy had relatively little impact on performance. Finally, the portfolio’s derivative investments generally fared well, including tactical positions in credit default swaps designed to provide protection from declines in specific markets or issuers.

What is the portfolio’s current strategy?

Although high yield and investment-grade corporate bonds have reached richer valuations overall, we have continued to uncover what we believe to be compelling opportunities among individual issuers. With the Fed appearing to remain on hold for the foreseeable future, we have maintained the portfolio’s average duration in a range that is slightly longer than industry averages. Finally, we recently increased the portfolio’s positions in bonds from the emerging markets, including securities from Brazil and Poland, that we believe may benefit as local inflation rates fall and currency exchange rates improve.

January 16, 2007

The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term
goals.The investment objective and policies of Dreyfus Investment Portfolios, Core Bond Portfolio
may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of certain portfolio expenses by The Dreyfus Corporation pursuant to an agreement that is in effect through December 31, 2007, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the portfolio’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers U.S. Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

The Portfolio5

PORTFOLIO PERFORMANCE

Average Annual Total Returns	as of 12/31/06
	Inception			From
	Date	1 Year	5 Years	Inception

Initial shares	5/1/00	4.93%	5.08%	5.78%
Service shares	5/1/00	4.93%	5.05%	5.74%

The data for Service shares primarily represents the results of Initial shares for the period prior to December 31,
2000 (inception date of Service shares). Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.
† Source: Lipper Inc.
Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios,
Core Bond Portfolio on 5/1/00 (inception date of Initial shares) to a $10,000 investment made in the Lehman
Brothers U.S. Aggregate Index (the “Index”) on that date.

6

The portfolio’s Initial shares are not subject to a Rule 12b-1 fee.The portfolio’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the portfolio’s Initial shares from their inception date through December 30, 2000, and the performance of the portfolio’s Service shares from December 31, 2000 (inception date of Service shares) to December 31, 2006 (blended performance figures).The performance figures for each share class reflect certain expense reimbursements, without which the performance of each share class would have been lower. In addition, the blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower. All dividends and capital gain distributions are reinvested.

The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses (after any expense reimbursements).The Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.The Index does not take into account charges, fees and other expenses. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolio7

UNDERSTANDING YOUR
PORTFOLIO’ S EXPENSES (Unaudited)

As a mutual fund investor,you pay ongoing expenses,such as management fees and other expenses.Using the information below,you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Core Bond Portfolio from July 1, 2006 to December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended December 31, 2006

	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 4.14	$ 4.14
Ending value (after expenses)	$1,052.90	$1,053.00

COMPARING YOUR PORTFOLIO’ S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2006

	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 4.08	$ 4.08
Ending value (after expenses)	$1,021.17	$1,021.17

† Expenses are equal to the portfolio’s annualized expense ratio of .80% for Initial shares and .80% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
December 31, 2006

	Coupon	Maturity	Principal
Bonds and Notes—139.7%	Rate (%)	Date	Amount ($)	Value ($)

Aerospace & Defense—.1%
L-3 Communications,
Bonds	3.00	8/1/35	60,000 [a]	63,300
Agricultural—.4%
Philip Morris,
Debs.	7.75	1/15/27	185,000 [b]	225,004
Airlines—.0%
U.S. Air,
Enhanced Equip. Notes, Ser. CL C	8.93	10/15/09	42,614 [c,d]	4
Asset-Backed Ctfs./
Auto Receivables—1.2%
Ford Credit Auto Owner Trust,
Ser. 2004-A, Cl. C	4.19	7/15/09	160,000	158,544
Ford Credit Auto Owner Trust,
Ser. 2005-B, Cl. B	4.64	4/15/10	185,000	183,572
Hyundai Auto Receivables Trust,
Ser. 2006-A, Cl. A2	5.13	2/16/09	110,084	110,086
Hyundai Auto Receivables Trust,
Ser. 2006-B, Cl. C	5.25	5/15/13	60,000	60,044
WFS Financial Owner Trust,
Ser. 2005-2, Cl. B	4.57	11/19/12	250,000	247,530
				759,776
Asset-Backed Ctfs./Credit Cards—1.5%
Capital One Multi-Asset Execution
Trust, Ser. 2004-C1, Cl. C1	3.40	11/16/09	335,000	334,924
MBNA Credit Card Master Note
Trust, Ser. 2002-C1, Cl. C1	6.80	7/15/14	525,000	558,805
				893,729
Asset-Backed Ctfs./
Home Equity Loans—6.8%
Bayview Financial Acquisition
Trust, Ser. 2005-B, Cl. 1A6	5.21	4/28/39	235,000 [e]	228,796
Citicorp Residential Mortgage
Securities, Ser. 2006-1, Cl. A1	5.96	7/25/36	202,321 [e]	202,395
Citigroup Mortgage Loan Trust,
Ser. 2005-WF1, Cl. A5	5.01	2/25/35	205,000 [e]	198,372
Conseco Finance Home Loan Trust,
Ser. 2000-E, Cl. A5	9.02	8/15/31	50,343 [e]	51,042
Countrywide Asset-Backed
Certificates, Ser. 2006-1, Cl. AF1	5.48	7/25/36	170,311 [e]	170,431

The Portfolio9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./
Home Equity Loans (continued)
Credit-Based Asset Servicing and
Securitization, Ser. 2005-CB4,
Cl. AV1	5.45	8/25/35	37,437 [e]	37,460
Credit-Based Asset Servicing and
Securitization, Ser. 2006-CB1,
Cl. AF1	5.46	1/25/36	155,170 [e]	154,518
Credit-Based Asset Servicing and
Securitization, Ser. 2005-CB8,
Cl. AF5	5.65	12/25/35	335,000 [e]	333,305
Credit-Based Asset Servicing and
Securitization, Ser. 2006-CB2,
Cl. AF1	5.72	12/25/36	80,148 [e]	79,904
CS First Boston Mortgage
Securities, Ser. 2002-HE4,
Cl. MF1	6.94	8/25/32	99,887 [e]	100,648
Home Equity Asset Trust,
Ser. 2005-8, Cl. M4	5.93	2/25/36	185,000 [e]	185,800
Home Equity Mortgage Trust,
Ser. 2006-5, Cl. A1	5.50	1/25/37	139,724 [e]	139,787
Morgan Stanley ABS Capital I,
Ser. 2005-WMC6, Cl. A2A	5.46	7/25/35	71,990 [e]	60,309
Morgan Stanley Mortgage Loan
Trust, Ser. 2006-15XS, Cl. A6B	5.83	11/25/36	90,000 [e]	90,310
Ownit Mortgage Loan Asset Backed
Certificates, Ser. 2006-1, Cl. AF1	5.42	12/25/36	260,892 [e]	259,669
Popular ABS Mortgage Pass-Through
Trust, Ser. 2005-6, Cl. M1	5.91	1/25/36	205,000 [e]	205,360
Renaissance Home Equity Loan
Trust, Ser. 2006-4, Cl. AV1	5.42	1/25/37	120,000 [e]	120,000
Renaissance Home Equity Loan
Trust, Ser. 2006-1, Cl. AF2	5.53	5/25/36	300,000 [e]	299,212
Renaissance Home Equity Loan
Trust, Ser. 2006-3, Cl. AF2	5.58	11/25/36	125,000 [e]	124,988
Residential Asset Mortgage
Products, Ser. 2004-RS12, Cl. AI6	4.55	12/25/34	180,000	175,207
Residential Asset Mortgage
Products, Ser. 2005-RZ1, Cl. A1	5.45	4/25/35	18,244 [e]	18,257
Residential Asset Mortgage
Products, Ser. 2005-EFC5, Cl. M1	5.75	10/25/35	220,000 [e]	220,559

10

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./
Home Equity Loans (continued)
Residential Asset Securities,
Ser. 2005-EMX3, Cl. M1	5.78	9/25/35	215,000 [e]	216,110
Residential Asset Securities,
Ser. 2005-EMX3, Cl. M2	5.80	9/25/35	240,000 [e]	241,061
Residential Funding Mortgage
Securities II, Ser. 2006-HSA2,
Cl. AI1	5.46	3/25/36	60,479 [e]	60,516
Soundview Home Equity Loan Trust,
Ser. 2005-B, Cl. M2	5.73	5/25/35	150,000 [e]	148,721
Specialty Underwriting &
Residential Finance,
Ser. 2005-BC2, Cl. A2A	5.45	12/25/35	5,970 [e]	5,974
				4,128,711
Asset-Backed Ctfs./
Manufactured Housing—.7%
Green Tree Financial,
Ser. 1994-7, Cl. M1	9.25	3/15/20	201,821	208,959
Origen Manufactured Housing,
Ser. 2005-B, Cl. A2	5.25	12/15/18	150,000	149,271
Origen Manufactured Housing,
Ser. 2005-B, Cl. M2	6.48	1/15/37	105,000	105,552
				463,782
Automobile Manufacturers—1.1%
DaimlerChrysler N.A. Holding,
Notes	4.88	6/15/10	110,000	107,312
DaimlerChrysler N.A. Holding,
Gtd. Notes	5.79	3/13/09	200,000 [e]	200,314
DaimlerChrysler N.A. Holding,
Gtd. Notes, Ser. E	5.90	10/31/08	365,000 [e]	366,602
				674,228
Automotive, Trucks & Parts—.1%
Goodyear Tire & Rubber,
Sr. Notes	9.14	12/1/09	35,000 [a,e]	35,306
Banks—6.8%
Capital One Financial,
Sr. Notes	5.63	9/10/09	225,000 [e]	226,185
Chevy Chase Bank, F.S.B.,
Sub. Notes	6.88	12/1/13	160,000	160,800

The Portfolio11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Banks (continued)
Chuo Mitsui Trust & Banking,
Sub. Notes	5.51	12/29/49	300,000 [a,e]	287,009
Colonial Bank N.A./Montgomery, AL,
Sub. Notes	6.38	12/1/15	250,000	256,948
Glitnir Banki,
Unscd. Bonds	7.45	9/14/49	300,000 [a,e]	316,700
Industrial Bank of Korea,
Sub. Notes	4.00	5/19/14	325,000 [a,e]	315,021
Islandsbanki,
Notes	5.53	10/15/08	50,000 [a,e]	49,919
Landsbanki Islands,
Notes	6.07	8/25/09	300,000 [a,e]	302,442
Popular North America,
Notes	5.71	12/12/07	180,000 [e]	180,431
Sovereign Bancorp,
Sr. Notes	5.65	3/1/09	290,000 [a,e]	290,876
SunTrust Preferred Capital I,
Bank Gtd. Notes	5.85	12/31/49	40,000 [e]	40,348
USB Capital IX,
Gtd. Notes	6.19	4/15/49	610,000 [b,e]	623,566
Washington Mutual,
Sub. Notes	4.63	4/1/14	330,000 [b]	309,396
Washington Mutual,
Notes	5.67	1/15/10	75,000 [e]	75,392
Western Financial Bank,
Sub. Debs.	9.63	5/15/12	230,000	251,425
Zions Bancorporation,
Sr. Unscd. Notes	5.49	4/15/08	275,000 [e]	275,279
Zions Bancorporation,
Sub. Notes	6.00	9/15/15	185,000	188,707
				4,150,444
Building & Construction—1.2%
American Standard,
Gtd. Notes	7.38	2/1/08	205,000	208,460
Centex,
Notes	4.75	1/15/08	100,000	99,074
D.R. Horton,
Gtd. Notes	5.88	7/1/13	180,000	177,190

12

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Building & Construction (continued)
D.R. Horton,
Gtd. Notes	8.00	2/1/09	115,000	120,476
Owens Corning,
Sr. Unscd. Notes	6.50	12/1/16	100,000 [a]	101,768
				706,968
Chemicals—.6%
Equistar Chemicals/Funding,
Gtd. Notes	10.13	9/1/08	65,000	69,387
ICI Wilmington,
Gtd. Notes	4.38	12/1/08	50,000	49,082
Lubrizol,
Debs.	6.50	10/1/34	95,000	95,905
RPM International,
Sr. Notes	4.45	10/15/09	150,000	144,939
				359,313
Commercial & Professional
Services—1.1%
Aramark Services,
Gtd. Notes	6.38	2/15/08	250,000	250,057
Aramark Services,
Gtd. Notes	7.00	5/1/07	240,000	240,681
ERAC USA Finance,
Notes	5.63	4/30/09	90,000 [a,e]	90,233
ERAC USA Finance,
Notes	7.95	12/15/09	100,000 [a]	106,684
				687,655
Commercial Mortgage
Pass-Through Ctfs.—6.4%
Bayview Commercial Asset Trust,
Ser. 2006-SP1, Cl. A1	5.62	4/25/36	175,906 [a,e]	175,960
Bayview Commercial Asset Trust,
Ser. 2006-SP2, Cl. A	5.63	1/25/37	232,954 [a,e]	232,954
Bayview Commercial Asset Trust,
Ser. 2004-1, Cl. A	5.71	4/25/34	107,207 [a,e]	107,341
Bayview Commercial Asset Trust,
Ser. 2005-3A, Cl. A2	5.75	11/25/35	238,802 [a,e]	238,802
Bayview Commercial Asset Trust,
Ser. 2003-1, Cl. A	5.93	8/25/33	84,271 [a,e]	84,343

The Portfolio13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Commercial Mortgage
Pass-Through Ctfs. (continued)
Bayview Commercial Asset Trust,
Ser. 2003-2, Cl. A	5.93	12/25/33	112,025 [a,e]	112,375
Bayview Commercial Asset Trust,
Ser. 2005-3A, Cl. B3	8.35	11/25/35	88,445 [a,e]	89,845
Bear Stearns Commercial Mortgage
Securities, Ser. 2003-T12, Cl. A3	4.24	8/13/39	345,000	334,043
Bear Stearns Commercial Mortgage
Securities, Ser. 2004-PWR5, Cl. A2	4.25	7/11/42	150,000	146,294
Bear Stearns Commercial Mortgage
Securities, Ser. 2005-T18, Cl. A2	4.56	2/13/42	185,000 [e]	181,748
Bear Stearns Commercial Mortgage
Securities, Ser. 1998-C1, Cl. A2	6.44	6/16/30	185,000	187,142
Calwest Industrial Trust,
Ser. 2002-CALW, Cl. A	6.13	2/15/17	190,000 [a]	197,499
Credit Suisse/Morgan Stanley
Commercial Mortgage Certificates,
Ser. 2006-HC1A, Cl. A1	5.54	5/15/23	295,000 [a,e]	295,276
Crown Castle Towers,
Ser. 2005-1A, Cl. D	5.61	6/15/35	170,000 [a]	169,216
Crown Castle Towers,
Ser. 2006-1A, Cl. D	5.77	11/15/36	90,000 [a]	89,944
DLJ Commercial Mortgage,
Ser. 1998-CF2, Cl. A1B	6.24	11/12/31	148,727	150,444
Global Signal Trust,
Ser. 2006-1, Cl. D	6.05	2/15/36	225,000 [a]	227,194
Global Signal Trust,
Ser. 2006-1, Cl. E	6.50	2/15/36	50,000 [a]	50,714
GMAC Commercial Mortgage
Securities, Ser. 2003-C3, Cl. A2	4.22	4/10/40	125,000	122,043
Morgan Stanley Capital I,
Ser. 1999-RM1, Cl. A2	6.71	12/15/31	59,979	61,128
SBA CMBS Trust,
Ser. 2006-1A, Cl. D	5.85	11/15/36	80,000 [a]	80,154
Washington Mutual Asset
Securities, Ser. 2003-C1A, Cl. A	3.83	1/25/35	578,641 [a]	559,020
				3,893,479

14

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)	Value ($)

Diversified Financial Services—11.1%
American Express,
Sub. Debs.		6.80	9/1/66	90,000 [e]	96,141
Ameriprise Financial,
Jr. Sub. Bonds		7.52	6/1/66	290,000 [e]	319,014
Amvescap,
Notes		4.50	12/15/09	330,000	321,934
Amvescap,
Notes		5.38	12/15/14	100,000	98,354
Amvescap,
Sr. Notes		5.90	1/15/07	135,000	135,014
CIT Group,
Sr. Notes		5.52	8/15/08	275,000 [e]	275,695
Countrywide Home Loans,
Gtd. Notes, Ser. L		2.88	2/15/07	400,000	398,888
Countrywide Home Loans,
Notes		4.13	9/15/09	190,000	184,641
FCE Bank,
Notes	EUR	4.72	9/30/09	125,000 [e,f]	161,416
Ford Motor Credit,
Notes		5.63	10/1/08	200,000	196,479
Ford Motor Credit,
Notes		6.19	9/28/07	120,000 [e]	119,863
Fuji JGB Investment,
Bonds		9.87	12/29/49	130,000 [a,e]	137,811
Glencore Funding,
Gtd. Notes		6.00	4/15/14	160,000 [a]	156,199
GMAC,
Notes		6.27	1/16/07	275,000 [e]	275,001
HSBC Finance,
Sr. Notes		5.71	9/14/12	415,000 [b,e]	419,060
Jefferies Group,
Sr. Notes		7.75	3/15/12	100,000	108,960
Kaupthing Bank,
Notes		6.07	1/15/10	280,000 [a,e]	282,080
Kaupthing Bank,
Sr. Notes		7.13	5/19/16	300,000 [a]	318,749

The Portfolio15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Diversified Financial
Services (continued)
Leucadia National,
Sr. Notes	7.00	8/15/13	145,000	147,900
MBNA Capital,
Gtd. Cap. Secs., Ser. A	8.28	12/1/26	115,000	119,879
MUFG Capital Finance 1,
Gtd. Bonds	6.35	7/29/49	305,000 [e]	310,339
Pemex Finance,
Notes	9.03	2/15/11	187,000	199,278
Pemex Finance,
Bonds	9.69	8/15/09	275,000	297,298
Residential Capital,
Sr. Unscd. Notes	6.38	6/30/10	125,000	126,553
Residential Capital,
Gtd. Notes	7.20	4/17/09	325,000 [a,e]	326,795
SB Treasury,
Bonds	9.40	12/29/49	360,000 [a,e]	379,039
St. George Funding,
Bonds	8.48	12/29/49	465,000 [a,e]	488,578
Tokai Preferred Capital,
Bonds	9.98	12/29/49	305,000 [a,e]	323,573
Windsor Financing,
Gtd. Notes	5.88	7/15/17	93,508 [a]	93,344
				6,817,875
Diversified Metals & Mining—.7%
Falconbridge,
Bonds	5.38	6/1/15	35,000	34,285
Noranda,
Notes	6.00	10/15/15	220,000	224,745
Reliance Steel & Aluminum,
Gtd. Notes	6.20	11/15/16	150,000 [a]	149,171
				408,201
Electric Utilities—5.4%
American Electric Power,
Sr. Notes	4.71	8/16/07	145,000 [e]	144,310
Cinergy,
Debs.	6.53	12/16/08	135,000	137,557
Cogentrix Energy,
Gtd. Notes	8.75	10/15/08	200,000 [a]	212,952

16

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Electric Utilities (continued)
Consumers Energy,
First Mortgage Bonds, Ser. B	5.38	4/15/13	310,000	307,404
Dominion Resources/VA,
Sr. Unscd. Notes, Ser. B	5.55	11/14/08	160,000 [e]	160,106
Dominion Resources/VA,
Sr. Notes, Ser. D	5.66	9/28/07	370,000 [e]	370,227
DTE Energy,
Sr. Notes, Ser. A	6.65	4/15/09	115,000	118,114
FirstEnergy,
Notes, Ser. B	6.45	11/15/11	350,000	365,363
FPL Energy National Wind,
Scd. Notes	5.61	3/10/24	92,446 [a]	90,961
FPL Group Capital,
Gtd. Debs., Ser. B	5.55	2/16/08	290,000	290,452
Mirant North America,
Gtd. Notes	7.38	12/31/13	85,000	86,700
National Grid,
Sr. Unscd. Notes	6.30	8/1/16	125,000	129,693
NiSource Finance,
Gtd. Notes	5.94	11/23/09	200,000 [e]	200,218
PP & L Capital Funding,
Gtd. Notes, Ser. D	8.38	6/15/07	210,000	212,646
TXU,
Sr. Notes, Ser. O	4.80	11/15/09	305,000 [b]	299,186
Virginia Electric & Power,
Sr. Notes, Ser. A	5.38	2/1/07	165,000	164,970
				3,290,859
Environmental Control—.7%
Oakmont Asset Trust,
Notes	4.51	12/22/08	155,000 [a]	151,375
USA Waste Services,
Sr. Notes	7.00	7/15/28	125,000	134,537
Waste Management,
Sr. Notes	6.50	11/15/08	130,000	132,501
				418,413
Food & Beverages—1.0%
H.J. Heinz,
Notes	6.43	12/1/20	225,000 [a]	229,116

The Portfolio17

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)	Value ($)

Food & Beverages (continued)
Safeway,
Sr. Unscd. Notes		4.13	11/1/08	130,000	127,030
Stater Brothers Holdings,
Sr. Notes		8.13	6/15/12	135,000	137,700
Tyson Foods,
Sr. Unscd. Notes		6.85	4/1/16	100,000 [e]	103,182
					597,028
Foreign/Governmental—7.0%
Banco Nacional de Desenvolvimento
Economico e Social, Unsub. Notes		5.17	6/16/08	250,000 [e]	248,125
Export-Import Bank of Korea,
Sr. Notes		4.50	8/12/09	110,000	107,897
Federal Republic of Brazil,
Bonds	BRL	12.50	1/5/16	1,140,000 [b,f]	607,377
Mexican Bonos,
Bonds, Ser. M	MXN	9.00	12/22/11	3,320,000 [f]	329,004
Poland Government,
Bonds, Ser. 0608	PLN	5.75	6/24/08	5,565,000 [f]	1,950,013
Republic of Argentina,
Bonds		5.59	8/3/12	645,000 [e]	471,495
Russian Federation,
Unscd. Bonds		8.25	3/31/10	563,898 [a]	590,682
					4,304,593
Health Care—1.7%
Baxter International,
Sr. Unscd. Notes		5.20	2/16/08	200,000	199,550
Coventry Health Care,
Sr. Notes		5.88	1/15/12	130,000	129,005
HCA,
Sr. Unscd. Notes		7.88	2/1/11	135,000	135,678
HCA,
Sr. Unscd. Notes		8.75	9/1/10	45,000	47,025
Medco Health Solutions,
Sr. Notes		7.25	8/15/13	368,000	395,523
Teva Pharmaceutical Finance,
Gtd. Notes		6.15	2/1/36	125,000	121,857
					1,028,638

18

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Lodging & Entertainment—.8%
Cinemark,
Sr. Discount Notes	9.75	3/15/14	25,000 [g]	21,594
Harrah’s Operating,
Gtd. Notes	7.13	6/1/07	140,000	140,671
MGM Mirage,
Gtd. Notes	8.50	9/15/10	190,000	204,250
Mohegan Tribal Gaming Authority,
Sr. Notes	6.13	2/15/13	125,000	124,687
Speedway Motorsports,
Sr. Sub. Notes	6.75	6/1/13	20,000	20,100
				511,302
Machinery—.2%
Terex,
Gtd. Notes	7.38	1/15/14	140,000	142,800
Manufacturing—.3%
Tyco International Group,
Gtd. Notes	6.88	1/15/29	165,000	188,131
Media—2.1%
Clear Channel Communications,
Sr. Unscd. Notes	4.50	1/15/10	215,000	206,307
Comcast,
Gtd. Notes	5.67	7/14/09	275,000 [e]	275,806
Cox Communications,
Notes	7.13	10/1/12	70,000	74,713
Cox Enterprises,
Notes	8.00	2/15/07	370,000 [a]	370,754
Time Warner,
Gtd. Notes	5.61	11/13/09	330,000 [e]	330,475
				1,258,055
Oil & Gas—1.9%
Anadarko Petroleum,
Sr. Unscd. Notes	5.76	9/15/09	300,000 [e]	301,448
BJ Services,
Sr. Unscd. Notes	5.54	6/1/08	625,000 [e]	625,437
Colorado Interstate Gas,
Sr. Notes	5.95	3/15/15	100,000	99,166

The Portfolio19

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Oil & Gas (continued)
Sempra Energy,
Sr. Notes	4.62	5/17/07	130,000	129,516
				1,155,567
Packaging & Containers—.6%
Crown Americas/Capital,
Gtd. Notes	7.63	11/15/13	120,000	124,200
Crown Americas/Capital,
Sr. Notes	7.75	11/15/15	60,000	62,550
Sealed Air,
Bonds	6.88	7/15/33	170,000 [a]	170,615
				357,365
Paper & Forest Products—.8%
Georgia-Pacific,
Gtd. Notes	7.00	1/15/15	200,000 [a]	200,500
Sappi Papier Holding,
Gtd. Notes	6.75	6/15/12	150,000 [a]	149,770
Temple-Inland,
Bonds	6.63	1/15/18	150,000	155,847
				506,117
Property & Casualty Insurance—1.9%
Allmerica Financial,
Debs.	7.63	10/15/25	80,000	86,134
AON Capital Trust A,
Gtd. Cap. Secs.	8.21	1/1/27	150,000	173,754
AON,
Notes	6.95	1/15/07	85,000	85,038
Assurant,
Sr. Notes	6.75	2/15/34	85,000	91,621
Hartford Financial Services Group,
Sr. Notes	5.66	11/16/08	150,000	150,615
Marsh & McLennan Cos.,
Sr. Notes	5.38	3/15/07	225,000	224,937
Nippon Life Insurance,
Notes	4.88	8/9/10	250,000 [a]	244,723
Phoenix Cos.,
Sr. Unscd. Notes	6.68	2/16/08	100,000	100,890
				1,157,712

20

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Real Estate Investment
Trusts—6.5%
Archstone-Smith Operating Trust,
Notes	3.00	6/15/08	140,000	135,319
Archstone-Smith Operating Trust,
Sr. Unscd. Notes	5.25	5/1/15	25,000	24,570
Archstone-Smith Operating Trust,
Notes	5.63	8/15/14	40,000	40,295
Boston Properties,
Sr. Notes	6.25	1/15/13	90,000	93,782
Brandywine Operating Partnership,
Gtd. Notes	5.82	4/1/09	225,000 [e]	225,000
Commercial Net Lease Realty,
Sr. Unscd. Notes	6.15	12/15/15	150,000	151,920
Duke Realty,
Notes	3.50	11/1/07	125,000	122,939
Duke Realty,
Sr. Notes	5.25	1/15/10	170,000	169,278
EOP Operating,
Notes	5.97	10/1/10	95,000 [e]	96,251
EOP Operating,
Notes	6.76	6/15/07	275,000	276,808
EOP Operating,
Sr. Notes	7.00	7/15/11	270,000	292,473
ERP Operating,
Notes	4.75	6/15/09	75,000	73,829
ERP Operating,
Notes	5.13	3/15/16	100,000 [b]	97,293
Federal Realty Investment Trust,
Sr. Unscd. Notes	5.40	12/1/13	75,000	74,268
Federal Realty Investment Trust,
Notes	6.00	7/15/12	65,000	66,419
Healthcare Realty Trust,
Sr. Notes	5.13	4/1/14	360,000	344,013
Host Hotels & Resorts,
Gtd. Notes	6.88	11/1/14	20,000 [a]	20,350
HRPT Properties Trust,
Sr. Unscd. Notes	5.96	3/16/11	350,000 [e]	350,508

The Portfolio21

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Real Estate Investment
Trusts (continued)
Mack-Cali Realty,
Unscd. Notes	5.05	4/15/10	190,000	187,050
Mack-Cali Realty,
Notes	5.25	1/15/12	80,000	78,776
Regency Centers,
Gtd. Notes	5.25	8/1/15	200,000	194,235
Simon Property Group,
Notes	4.60	6/15/10	160,000	156,174
Simon Property Group,
Notes	4.88	8/15/10	105,000	103,629
Socgen Real Estate,
Bonds	7.64	12/29/49	580,000 [a,e]	589,070
				3,964,249
Residential Mortgage
Pass-Through Ctfs.—6.1%
Bayview Commercial Asset Trust,
Ser. 2006-1A, Cl. B3	8.30	4/25/36	94,052 [a,e]	94,052
ChaseFlex Trust,
Ser. 2006-2, Cl. A1A	5.59	9/25/36	93,410 [e]	93,370
ChaseFlex Trust,
Ser. 2006-2, Cl. A5	5.99	9/25/36	150,000 [e]	150,197
Citigroup Mortgage Loan Trust,
Ser. 2005-WF2, Cl. AF2	4.92	8/25/35	74,329 [e]	73,802
First Horizon Alternative Mortgage
Securities, Ser. 2004-FA1, Cl. 1A1	6.25	10/25/34	778,999	784,069
Impac CMB Trust,
Ser. 2005-8, Cl. 2M2	6.10	2/25/36	187,778 [e]	188,067
Impac CMB Trust,
Ser. 2005-8, Cl. 2M3	6.85	2/25/36	144,445 [e]	143,370
Impac Secured Assets CMN Owner
Trust, Ser. 2006-1, Cl. 2A1	5.70	5/25/36	98,480 [e]	98,716
IndyMac Index Mortgage Loan Trust,
Ser. 2006-AR9, Cl. B1	6.07	6/25/36	49,974 [e]	50,084
IndyMac Index Mortgage Loan Trust,
Ser. 2006-AR25, Cl. 4A2	6.20	9/25/36	135,003 [e]	136,399
J.P. Morgan Alternative Loan
Trust, Ser. 2006-S4, Cl. A6	5.71	12/25/36	120,000 [e]	119,791

22

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Residential Mortgage
Pass-Through Ctfs. (continued)
J.P. Morgan Mortgage Trust,
Ser. 2005-A1, Cl. 5A1	4.48	2/25/35	105,304 [e]	102,443
New Century Alternative Mortgage
Loan Trust, Ser. 2006-ALT2,
Cl. AF6A	5.89	10/15/36	85,000 [e]	85,325
Nomura Asset Acceptance,
Ser. 2005-AP2, Cl. A5	4.98	5/25/35	225,000 [e]	218,185
Nomura Asset Acceptance,
Ser. 2005-WF1, Cl. 2A5	5.16	3/25/35	170,000 [e]	165,998
Washington Mutual,
Ser. 2005-AR4, Cl. A4B	4.67	4/25/35	450,000 [e]	442,313
Wells Fargo Mortgage Backed
Securities Trust,
Ser. 2005-AR1, Cl. 1A1	4.54	2/25/35	592,518 [e]	581,441
Wells Fargo Mortgage Backed
Securities Trust, Ser. 2003-1,
Cl. 2A9	5.75	2/25/33	220,000	216,523
				3,744,145
Retail—.5%
CVS,
Sr. Unscd. Notes	5.75	8/15/11	55,000	55,718
Home Depot,
Sr. Unscd. Notes	5.49	12/16/09	95,000 [e]	95,070
May Department Stores,
Notes	3.95	7/15/07	70,000	69,328
May Department Stores,
Gtd. Notes	5.95	11/1/08	100,000	100,722
				320,838
State/Government
General Obligations—2.2%
Michigan Tobacco Settlement
Finance Authority, Tobacco
Settlement Asset-Backed Bonds	7.31	6/1/34	485,000	504,124
Michigan Tobacco Settlement
Finance Authority, Tobacco
Settlement Asset-Backed Bonds	7.43	6/1/34	150,000 [e]	150,424

The Portfolio23

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

State/Government
General Obligations (continued)
New York Counties Tobacco Trust
IV, Tobacco Settlement
Pass-Through Bonds	6.00	6/1/27	255,000	249,584
Tobacco Settlement Authority of
Iowa, Tobacco Settlement
Asset-Backed Bonds	6.50	6/1/23	435,000	431,250
				1,335,382
Telecommunications—5.2%
America Movil,
Gtd. Notes	5.47	6/27/08	50,000 [a,e]	49,971
AT & T,
Notes	5.46	5/15/08	325,000 [e]	325,300
Deutsche Telekom International
Finance, Gtd. Bonds	8.00	6/15/10	280,000 [e]	303,422
Deutsche Telekom International
Finance, Gtd. Bonds	8.25	6/15/30	125,000 [e]	154,111
France Telecom,
Notes	7.75	3/1/11	160,000	174,439
Intelsat,
Sr. Notes	5.25	11/1/08	175,000	171,062
KPN,
Sr. Unsub. Bonds	8.38	10/1/30	110,000	126,382
Nextel Communications,
Sr. Notes, Ser. F	5.95	3/15/14	140,000	136,531
Nextel Partners,
Sr. Notes	8.13	7/1/11	180,000	188,325
Nordic Telephone Holdings,
Sr. Notes EUR	8.25	5/1/16	50,000 [a,f]	72,908
PanAmSat,
Gtd. Notes	9.00	6/15/16	125,000 [a]	132,969
Qwest,
Bank Note, Ser. B	6.95	6/30/10	50,000 [e]	51,062
Qwest,
Bank Note, Ser. B	6.95	6/30/10	199,000 [e]	203,229
Qwest,
Sr. Notes	7.88	9/1/11	90,000	96,300
Sprint Capital,
Gtd. Notes	8.75	3/15/32	125,000	150,877
Telefonica Emisiones,
Gtd. Notes	5.98	6/20/11	305,000	310,770

24

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Telecommunications (continued)
Verizon Communications,
Sr. Notes	5.50	8/15/07	275,000 [e]	275,001
Windstream,
Sr. Notes	8.13	8/1/13	180,000 [a]	195,750
Windstream,
Sr. Notes	8.63	8/1/16	55,000 [a]	60,500
				3,178,909
Textiles & Apparel—.2%
Mohawk Industries,
Sr. Unscd. Notes	5.75	1/15/11	135,000	135,213
Transportation—.3%
Ryder System,
Notes	3.50	3/15/09	195,000	186,447
U.S. Government Agencies/
Mortgage-Backed—25.0%
Federal Home Loan Mortgage Corp.:
5.50%			1,500,000 [h]	1,499,072
6.00%			350,000 [h]	354,706
Multiclass Mortgage Participation Ctfs.,
Ser. 2586, Cl. WE, 4.00%, 12/15/32			171,021	160,154
Multiclass Mortgage Participation Ctfs.
(Interest Only Obligations), Ser. 2752,			3,000,000 [i]	426,402
Federal National Mortgage Association:
5.00%			3,100,000 [h]	3,047,672
5.50%			345,000 [h]	341,008
6.00%			4,675,000 [h]	4,727,789
5.00%, 9/1/17			112,660	111,140
5.50%, 8/1/34—9/1/34			1,416,934	1,402,186
Government National Mortgage Association I:
Ser. 2004-43, Cl. A, 2.82%, 12/16/19			269,623	259,161
Ser. 2003-88, Cl. AC, 2.91%, 6/16/18			235,086	227,342
Ser. 2004-57, Cl. A, 3.02%, 1/16/19			345,522	333,417
Ser. 2004-9, Cl. A, 3.36%, 8/16/22			77,580	74,867
Ser. 2004-25, Cl. AC, 3.38%, 1/16/23			260,710	252,025
Ser. 2004-77, Cl. A, 3.40%, 3/16/20			193,980	188,214
Ser. 2004-67, Cl. A, 3.65%, 9/16/17			130,686	127,698
Ser. 2005-34, Cl. A, 3.96%, 9/16/21			168,459	165,210
Ser. 2005-79, Cl. A, 4.00%, 10/16/33			193,426	188,649
Ser. 2005-50, Cl. A, 4.01%, 10/16/26			168,297	164,366
Ser. 2005-29, Cl. A, 4.02%, 7/16/27			272,948	265,685
Ser. 2005-42, Cl. A, 4.05%, 7/16/20			232,898	228,237
Ser. 2004-51, Cl. A, 4.15%, 2/16/18			49,328	48,404

The Portfolio25

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/
Mortgage-Backed (continued)
Government National Mortgage
Association I (continued):
Ser. 2005-67, Cl. A, 4.22%, 6/16/21	186,736	183,514
Ser. 2005-32, Cl. B, 4.39%, 8/16/30	475,000	466,811
Government National Mortgage Association II:
5.50%, 7/20/30	16,711 [e]	16,745
6.50%, 7/20/31	20,047	20,533
		15,281,007
U.S. Government Securities—29.5%
U.S. Treasury Inflation Protected
Securities, 2.00%, 1/15/16	1,240,642 [j]	1,197,918
U.S. Treasury Notes:
4.50%, 11/30/11	15,925,000 [k]	15,788,157
4.63%, 11/15/16	1,055,000 [k]	1,048,407
		18,034,482
Total Bonds and Notes
(cost $85,314,520)		85,365,027

Preferred Stocks—.3%	Shares	Value ($)

Banks—.2%
Sovereign Capital Trust IV,
Conv., Cum. $2.1875	2,150	106,963
Diversified Financial Services—.1%
AES Trust VII,
Conv., Cum. $3.00	1,450	72,138
Total Preferred Stocks
(cost $176,769)		179,101

	Face Amount
	Covered by
Options—.0%	Contracts ($)	Value ($)

Call Options—.0%
12-Month Euribor Interest Swap,
March 2007 @ 4.488	4,760,000	1,630
3-Month Floor USD Libor-BBA
Interest Rate, October 2009 @ 4	6,050,000	10,929

26

	Face Amount
	Covered by
Options (continued)	Contracts ($)	Value ($)

Call Options (continued)
Dow Jones CDX.EM.6,
January 2007 @ 100.65	580,000	1,276
Dow Jones CDX.EM.6,
January 2007 @ 100.65	920,000	2,024
Dow Jones CDX.IG.5,
June 2007 @ 145	1,220,000	9,190
March 2007 10-Year Futures,
January 2007 @ 110.00	2,200,000	1,719
		26,768
Put Options—.0%
12-Month Euribor Interest Swap,
May 2007 @ 4.1785	1,226,000	7,636
3-Month Capped USD Libor-BBA
Interest Rate, June 2007 @ 5.75	12,120,000	282
		7,918
Total Options
(cost $80,725)		34,686

	Principal
Short-Term Investments—1.6%	Amount ($)	Value ($)

Corporate Notes—1.5%
Egyptian Treasury Bills,
9.06%, 3/15/07	600,000 [a,l]	617,532
Egyptian Treasury Bills,
9.36%, 2/28/07	300,000 [a,l]	304,788
		922,320
U.S. Treasury Bills—.1%
4.85%, 3/8/07	85,000 [m]	84,268
Total Short-Term Investments
(cost $984,797)		1,006,588

Other Investment—.5%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $281,000)	281,000 [n]	281,000

The Portfolio27

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—3.6%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $2,198,600)	2,198,600 [n]	2,198,600

Total Investments (cost $89,036,411)	145.7%	89,065,002
Liabilities, Less Cash and Receivables	(45.7%)	(27,939,631)
Net Assets	100.0%	61,125,371

[a]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities amounted to $11,874,572 or 19.4% of net assets.
[b]	All or a portion of these securities are on loan. At December 31, 2006, the total market value of the portfolio’s securities on loan is $2,069,845 and the total market value of the collateral held by the portfolio is $2,198,600.
[c]	Non-income producing—security in default.
[d]	The value of this security has been determined in good faith under the direction of the Board of Trustees.
[e]	Variable rate security—interest rate subject to periodic change.
[f]	Principal amount stated in U.S. Dollars unless otherwise noted.
BRL—Brazilian Real
EUR—Euro
MXN—Mexican Peso
PLN—Polish Zloty
[g]	Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[h]	Purchased on a forward commitment basis.
[i]	Notional face amount shown.
[j]	Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[k]	Purchased on a delayed delivery basis.
[l]	Credit Linked Notes.
[m]	Held by a broker as collateral for open financial futures positions.
[n]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

		Value (%)		Value (%)

U.S. Government & Agencies		54.5	State/Government General Obligations	2.2
Corporate Bonds		53.3	Preferred Stocks	.3
Asset/Mortgage-Backed		22.7	Futures/Forward Currency Exchange
Foreign/Governmental		7.0	Contracts/Options/Swaps	.5
Short-Term/Money
	Market Investments	5.7		146.2

†	Based on net assets.
See notes to financial statements.

28

STATEMENT OF INVESTMENTS

December 31, 2006

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 12/31/2006 ($)

Financial Futures Long
U.S. Treasury 5 Year Notes	37	3,887,312	March 2007	(22,686)
U.S. Treasury 30 Year Bond	7	780,063	March 2007	(21,219)
Financial Futures Short
U.S. Treasury 2 Year Notes	17	(3,468,531)	March 2007	7,437
U.S. Treasury 10 Year Notes	56	(6,018,250)	March 2007	106,875
				70,407

See notes to financial statements.

STATEMENT OF OPTIONS	WRITTEN
December 31, 2006

	Face Amount
	Covered by
	Contracts ($)	Value ($)

Put Options;
12-Month Euribor Interest Swap
March 2007 @ 5.973
(Premiums received $17,136)	4,760,000	(302)

See notes to financial statements.

The Portfolio29

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments
(including securities on loan, valued at $2,069,845)—Note 1(c):
Unaffiliated issuers	86,556,811	86,585,402
Affiliated issuers	2,479,600	2,479,600
Cash		32,148
Cash denominated in foreign currencies	34,993	35,019
Receivable for investment securities sold		952,549
Dividends and interest receivable		778,953
Unrealized appreciation on swap contracts—Note 4		349,000
Swaps premium paid—Note 4		266,665
Receivable from broker for swap transactions—Note 4		46,592
Unrealized appreciation on forward currency exchange contracts—Note 4		24,292
Receivable for futures variation margin—Note 4		5,359
Prepaid expenses		8,327
		91,563,906

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		34,179
Payable for investment securities purchased		28,050,939
Liability for securities on loan—Note 1(c)		2,198,600
Unrealized depreciation on swap contracts—Note 4		107,119
Payable to broker for swap transactions—Note 4		5,390
Unrealized depreciation on forward currency exchange contracts—Note 4		1,672
Outstanding options written, at value (premiums received $17,136)
—See Statement of Options Written		302
Accrued expenses		40,334
		30,438,535

Net Assets ($)		61,125,371

Composition of Net Assets ($):
Paid-in capital		61,593,453
Accumulated undistributed investment income—net		761,722
Accumulated net realized gain (loss) on investments		(1,613,524)
Accumulated net unrealized appreciation (depreciation) on investments, foreign currency transactions, options transactions and swap transactions
(including $70,407 net unrealized appreciation on financial futures)		383,720

Net Assets ($)		61,125,371

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	20,057,500	41,067,871
Shares Outstanding	1,565,192	3,206,051

Net Asset Value Per Share ($)	12.81	12.81

See notes to financial statements.

30

STATEMENT OF	OPERATIONS
Year Ended December 31,	2006

Investment Income ($):
Income:
Interest		3,422,329
Dividends:
Unaffiliated issuers		12,859
Affiliated issuers		15,888
Income from securities lending		1,591
Total Income		3,452,667
Expenses:
Investment advisory fee—Note 3(a)		385,911
Distribution fees—Note 3(b)		108,161
Auditing fees		32,946
Custodian fees—Note 3(b)		26,453
Prospectus and shareholders’ reports		13,797
Legal fees		2,993
Registration fees		2,776
Trustees’ fees and expenses—Note 3(c)		1,807
Shareholder servicing costs—Note 3(b)		1,326
Miscellaneous		55,218
Total Expenses		631,388
Less—waiver of fees due to undertaking—Note 3(a)		(118,813)
Less—reduction in custody fees
due to earnings credits—Note 1(c)		(513)
Net Expenses		512,062
Investment Income—Net		2,940,605

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions		(91,002)
Net realized gain (loss) on options transactions		20,849
Net realized gain (loss) on financial futures		(320,023)
Net realized gain (loss) on swap transactions		(40,541)
Net realized gain (loss) on forward currency exchange contracts		(139,186)
Net Realized Gain (Loss)		(569,903)
Net unrealized appreciation (depreciation) on investments,
foreign currency transactons, options transactions and swap transactions
(including $88,766 net unrealized appreciation on financial futures)		680,236
Net Realized and Unrealized Gain (Loss) on Investments		110,333
Net Increase in Net Assets Resulting from Operations		3,050,938

See notes to financial statements.

The Portfolio31

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2006	2005

Operations ($):
Investment income—net	2,940,605	2,745,210
Net realized gain (loss) on investments	(569,903)	371,015
Net unrealized appreciation
(depreciation) on investments	680,236	(1,560,685)
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,050,938	1,555,540

Dividends to Shareholders from ($):
Investment income—net:
Initial shares	(1,017,885)	(969,776)
Service shares	(2,086,542)	(1,863,638)
Total Dividends	(3,104,427)	(2,833,414)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	1,517,684	2,911,861
Service shares	2,259,201	2,594,764
Dividends reinvested:
Initial shares	1,017,885	969,776
Service shares	2,086,542	1,863,638
Cost of shares redeemed:
Initial shares	(7,293,625)	(4,693,145)
Service shares	(10,522,119)	(9,305,849)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(10,934,432)	(5,658,955)
Total Increase (Decrease) in Net Assets	(10,987,921)	(6,936,829)

Net Assets ($):
Beginning of Period	72,113,292	79,050,121
End of Period	61,125,371	72,113,292
Undistributed investment income—net	761,722	772,704

32

	Year Ended December 31,

	2006	2005

Capital Share Transactions:
Initial Shares
Shares sold	119,834	226,021
Shares issued for dividends reinvested	80,484	75,418
Shares redeemed	(576,712)	(364,571)
Net Increase (Decrease) in Shares Outstanding	(376,394)	(63,132)

Service Shares
Shares sold	178,960	201,530
Shares issued for dividends reinvested	165,057	144,989
Shares redeemed	(833,051)	(723,580)
Net Increase (Decrease) in Shares Outstanding	(489,034)	(377,061)

See notes to financial statements.

The Portfolio33

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

		Year Ended December 31,

Initial Shares	2006	2005	2004 [a]	2003	2002

Per Share Data ($):
Net asset value, beginning of period	12.80	13.01	13.00	12.87	12.67
Investment Operations:
Investment income—net [b]	.58	.47	.47	.45	.61
Net realized and unrealized
gain (loss) on investments	.04	(.19)	.09	.47	.21
Total from Investment Operations	.62	.28	.56	.92	.82
Distributions:
Dividends from investment income—net	(.61)	(.49)	(.55)	(.54)	(.62)
Dividends from net realized
gain on investments	—	—	—	(.25)	—
Total Distributions	(.61)	(.49)	(.55)	(.79)	(.62)
Net asset value, end of period	12.81	12.80	13.01	13.00	12.87

Total Return (%)	4.93	2.04	4.54	7.27	6.70

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.81	.74	.71	.72	.80
Ratio of net expenses
to average net assets	.79	.74	.71	.72	.80
Ratio of net investment income
to average net assets	4.57	3.66	3.69	3.39	4.82
Portfolio Turnover Rate	460.33[c]	493.27[c]	785.59[c]	905.09[c]	653.12

Net Assets, end of period ($ x 1,000)	20,058	24,846	26,089	31,912	33,810

[a]	As of January 1, 2004, the portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133.These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to January 1, 2004, these interim payments were reflected within interest income/expense in the Statement of Operations.The effect of this change for the period ended December 31, 2004, was to increase net investment income per share by less than $.01, decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.66% to 3.69%. Per share data and ratios/supplemental data for periods prior to January 1, 2004 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended December 31, 2006,
December 31, 2005, December 31, 2004 and December 31, 2003 were 317.55%, 304.69%, 706.48% and
684.58%, respectively.
See notes to financial statements.

34

		Year Ended December 31,

Service Shares	2006	2005	2004 [a]	2003	2002

Per Share Data ($):
Net asset value, beginning of period	12.79	13.01	12.99	12.87	12.66
Investment Operations:
Investment income—net [b]	.58	.46	.46	.43	.62
Net realized and unrealized
gain (loss) on investments	.05	(.20)	.10	.47	.21
Total from Investment Operations	.63	.26	.56	.90	.83
Distributions:
Dividends from investment income—net	(.61)	(.48)	(.54)	(.53)	(.62)
Dividends from net realized
gain on investments	—	—	—	(.25)	—
Total Distributions	(.61)	(.48)	(.54)	(.78)	(.62)
Net asset value, end of period	12.81	12.79	13.01	12.99	12.87

Total Return (%)	4.93	2.11	4.36	7.11	6.78

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.06	.99	.96	.97	1.00
Ratio of net expenses
to average net assets	.80	.80	.80	.80	.80
Ratio of net investment income
to average net assets	4.57	3.60	3.60	3.29	4.82
Portfolio Turnover Rate	460.33[c]	493.27[c]	785.59[c]	905.09[c]	653.12

Net Assets, end of period ($ x 1,000)	41,068	47,267	52,961	58,456	57,823

[a]	As of January 1, 2004, the portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133.These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to January 1, 2004, these interim payments were reflected within interest income/expense in the Statement of Operations.The effect of this change for the period ended December 31, 2004, was to increase net investment income per share by less than $.01, decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.57% to 3.60%. Per share data and ratios/supplemental data for periods prior to January 1, 2004 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended December 31, 2006,
December 31, 2005, December 31, 2004 and December 31, 2003 were 317.55%, 304.69%, 706.48% and
684.58%, respectively.
See notes to financial statements.

The Portfolio35

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering nine series, including the Core Bond Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series.The portfolio’s investment objective is to maximize total return through capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the portfolio’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge.The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific

36

class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swaps and forward currency exchange contracts) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees,

The Portfolio37

NOTES TO FINANCIAL STATEMENTS (continued)

or are determined by the portfolio not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price. Investments in swap transactions are valued each business day by an independent pricing service approved by the Board of Trustees. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange

38

gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the portfolio.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has an arrangement with the custodian bank whereby the portfolio receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the portfolio includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the portfolio may lend securities to qualified institutions. It is the portfolio’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The portfolio is entitled to receive all income on securities loaned, in addition to income

The Portfolio39

NOTES TO FINANCIAL STATEMENTS (continued)

earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

On December 29, 2006, the Board of Trustees declared a cash dividend of $.051 and $.052 per share for the Initial shares and Service shares, respectively, from undistributed investment income-net payable on January 3, 2007 (ex-dividend date) to shareholders of record as of the close of business on December 29, 2006.

(f) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sus-

40

tained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the portfolio.

At December 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $974,933, accumulated capital losses $1,272,723 and unrealized depreciation $111,198. In addition, the portfolio had $59,094 of capital losses realized after October 31, 2006, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2006. If not applied, $343,556 of the carryover expires in fiscal 2012, $82,524 expires in fiscal 2013 and $846,643 expires in fiscal 2014.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2006 and December 31, 2005 were as follows: ordinary income $3,104,427 and $2,833,414, respectively.

During the period ended December 31, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, treasury inflation protected securities, swap periodic payments, contingent deferred debt securities and foreign currency transactions, the portfolio increased accumulated undistributed investment income-net by $152,840, decreased accumulated net realized gain (loss) on investments by $151,492 and decreased paid-in capital by $1,348. Net assets were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The portfolio may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including

The Portfolio41

NOTES TO FINANCIAL STATEMENTS (continued)

42

the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowing. During the period ended December 31, 2006, the portfolio did not borrow under either line of credit.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .60% of the value of the portfolio’s average daily net assets and is payable monthly.

The Manager has agreed, from January 1, 2006 to December 31, 2007, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .80% of the value of the average daily net assets of their class. During the period ended December 31, 2006, the Manager waived receipt of fees of $118,813, pursuant to the undertaking.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2006, Service shares were charged $108,161 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2006, the portfolio was charged $101 pursuant to the transfer agency agreement.

The portfolio compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2006, the portfolio was charged $26,453 pursuant to the custody agreement.

During the period ended December 31, 2006, the portfolio was charged $4,204 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: investment advisory fees $31,377, Rule 12b-1 distribution plan fees $8,772, custodian fees $6,433, chief compliance officer fees $2,044 and transfer agency per account fees $17, which are offset against an expense reimbursement currently in effect in the amount of $14,464.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the SEC, the portfolio may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, options transactions, forward currency exchange contracts and swap transactions during the period ended December 31, 2006, amounted to $412,136,259 and $409,975,979, respectively, of which $127,095,533 in purchases and $127,161,593 in sales were from mortgage dollar roll transactions.

A mortgage dollar roll transaction involves a sale by the portfolio of mortgage related securities that it holds with an agreement by the portfolio to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those

The Portfolio43

NOTES TO FINANCIAL STATEMENTS (continued)

sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to “mark to market” on a daily basis, which reflects the change in market value of the contracts at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 2006, are set forth in the Statement of Financial Futures.

The portfolio may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the portfolio receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the portfolio would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the portfolio would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the portfolio receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the portfolio would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is

44

written and the date on which the option is terminated. Generally, the portfolio would realize a loss, if the price of the financial instrument decreases between those dates.The following summarizes the portfolio’s call/put options written for the period ended December 31, 2006:

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain (Loss) ($)

Contracts outstanding
December 31, 2005	24,824,000	61,020
Contracts written	243,965,000	111,464
Contracts terminated:
Contracts closed	22,800,000	50,748	136,113	(85,365)
Contracts expired	233,927,000	94,595	—	94,595
Contracts exercised	7,302,000	10,005	10,005	—
Total contracts
terminated	264,029,000	155,348	146,118	9,230
Contracts outstanding
December 31, 2006	4,760,000	17,136

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The portfolio realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates.The portfolio is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on

The Portfolio45

NOTES TO FINANCIAL STATEMENTS (continued)

each open contract.The following summarizes open forward currency exchange contracts at December 31, 2006:

	Foreign
Forward Currency	Currency		Unrealized
Exchange Contracts	Amounts	Cost ($) Value ($)	Depreciation ($)

Purchases:
Euro, expiring
2/28/2007	465,000	613,428 615,195	1,767
Icelandic Krona,
expiring 3/21/2007	12,527,800	177,449 176,349	(1,100)
Sales:		Proceeds ($)
Euro, expiring
3/21/2007	304,349	402,418 402,990	(572)
Polish Zloty,
expiring 3/21/2007	5,730,000	2,001,048 1,978,523	22,525
Total			22,620

The portfolio may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

The portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap contracts in the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) on investments.

Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. For those credit default swaps in which the portfolio is receiving a fixed rate, the portfolio is providing credit protection on the underlying instrument.The maximum payouts for these contracts are limited to the notional

46

amount of each swap.The following summarizes credit default swaps entered into by the portfolio at December 31, 2006:

					Unrealized
Notional	Reference		(Pay) Receive		Appreciation
Amount ($)	Entity	Counterparty	Fixed Rate (%) Expiration (Depreciation)($)

1,820,000	ABX HE 2006-1	J.P. Morgan
	Index	Chase Bank	(1.54)	7/25/2045	(788)
1,210,000	ABX HE 2006-2	J.P. Morgan
	Index	Chase Bank	1.33	5/25/2046	(6,112)
1,220,000	Altria,
	7%, 11/4/2013	Citigroup	(.27)	12/20/2011	(1,737)
294,000	CenturyTel,
	7.875%,
	8/15/2012	Citigroup	(1.16)	9/20/2015	145
85,000	CenturyTel,
	7.875%,	Morgan
	8/15/2012	Stanley	(1.15)	9/20/2015	100
140,000	Clear Channel,	Lehman
	6.875%, 6/15/18	Brothers	.75	12/20/2008	272
425,000	CMLTI 2006-WMC1
	M8, 6.71%,	Morgan
	12/25/2035	Stanley	(1.20)	12/25/2035	9,336
65,000	Direct TV,	Lehman
	8.375%, 3/15/13	Brothers	(2.35)	12/20/2016	541
115,000	Direct TV	Lehman
	8.375%, 3/15/13	Brothers	(2.35)	12/20/2016	958
300,000	Dow Jones
	CDX.EM.6 Index	UBS	1.40	12/20/2011	2,095
305,000	Dow Jones	Deutsche
	CDX.EM.6 Index	Bank	1.40	12/20/2011	6,985
525,000	Dow Jones
	CDX.NA.IG.4 Index	Citigroup	(.71)	6/20/2010	(11,160)
685,000	Dow Jones
	CDX.NA.IG.4 Index	Citigroup	(.69)	6/20/2010	(14,117)
602,600	Dow Jones	Lehman
	CDX.NA.IG.4 Index	Brothers	(.35)	6/20/2010	(5,869)
379,400	Dow Jones
	CDX.NA.IG.4 Index	Merrill Lynch	(.31)	6/20/2010	(3,141)
1,880,000	Dow Jones	J.P. Morgan
	CDX.NA.IG.7 Index	Chase Bank	.51	12/20/2016	(1,338)
870,000	Dow Jones
	CDX.NA.IG.7 Index	Citigroup	(1.09)	12/20/2016	2,063
940,000	Dow Jones	J.P. Morgan
	CDX.NA.IG.7 Index	Chase Bank	(1.10)	12/20/2016	2,046
1,740,000	Dow Jones
	CDX.NA.IG.7 Index	Citigroup	.51	12/20/2016	(1,921)
65,000	Echostar,	Lehman
	6.625%, 10/1/14	Brothers	2.20	12/20/2016	(1,626)

The Portfolio47

NOTES TO FINANCIAL STATEMENTS (continued)

					Unrealized
Notional	Reference		(Pay) Receive		Appreciation
Amount ($)	Entity	Counterparty	Fixed Rate (%) Expiration (Depreciation)($)

115,000	Echostar,	Lehman
	6.625%,10/1/14	Brothers	2.25	12/20/2016	(2,479)
1,220,000	Enterprise
	Products
	Operating,
	7.5%, 2/1/2011	UBS	.47	9/20/2011	8,181
1,220,000	Enterprise
	Products
	Operating,
	7.5%, 2/1/2011	UBS	(.24)	9/20/2009	(1,359)
400,000	JPMAC 2005-FRE1,
	CL.M8, 6.62%,	Morgan
	10/25/2035	Stanley	(1.17)	10/25/2035	9,021
1,225,000	JPMCC
	2006-CB15,
	CL.AJ, 5.89%,	Merrill
	6/12/43	Lynch	(.13)	6/20/2016	(128)
1,220,000	Kaupthing Bank,	J.P. Morgan
	5.52%, 12/1/2009	Chase Bank	.57	9/20/2007	3,479
140,000	Kimberly Clark,	J.P. Morgan
	6.875%, 2/15/2014	Chase Bank	(.37)	12/20/2016	243
130,000	Kimberly Clark,	Morgan
	6.875%, 2/15/2014	Stanley	(.38)	12/20/2016	125
500,000	Kimberly Clark,	J.P. Morgan
	6.875%, 2/15/2014	Chase Bank	(.37)	12/20/2016	868
410,000	Kimberly Clark,	J.P. Morgan
	6.875%, 2/15/2014	Chase Bank	(.37)	12/20/2016	712
40,000	Kimberly Clark,	Morgan
	6.875%, 2/15/2014	Stanley	(.37)	12/20/2016	70
425,000	MABS TRUST,
	2005-WMC1, CL. M8	J.P. Morgan
	3/25/2035	Chase Bank	(1.18)	4/25/2009	2,092
610,000	Northern Tobacco,
	5%, 6/1/2046	Citigroup	1.35	12/20/2011	4,749
152,500	Republic of Peru
	8.75%, 11/21/33	UBS	1.30	8/20/2011	3,842
300,000	Republic of
	Venezuela
	9.25%, 9/15/2027	UBS	(2.33)	11/20/2016	(7,994)
305,000	Republic of
	Venezuela	Deutsche
	9.25%, 9/15/2027	Bank	(2.87)	10/20/2016	(20,950)
610,000	Southern California
	Tobacco,
	5%, 6/1/2037	Citigroup	1.35	12/20/2011	4,749
100,000	Structured	Morgan
	Index	Stanley	(.55)	6/20/2013	542
100,000	Structured	Morgan
	Index	Stanley	1.62	6/20/2016	(1,045)

48

					Unrealized
Notional	Reference		(Pay) Receive		Appreciation
Amount ($)	Entity	Counterparty	Fixed Rate (%) Expiration (Depreciation)($)

500,000	Structured	Morgan
	Index	Stanley	(.70)	6/20/2013	(1,476)
500,000	Structured	Morgan
	Index	Stanley	2.25	6/20/2016	18,191
490,000	Structured Model	J.P. Morgan
	Portfolio 0-3%	Chase Bank	—	9/20/2013	13,475
693,000	Structured Model	Morgan
	Portfolio 0-3%	Stanley	—	9/20/2013	48,178
342,000	Structured Model
	Portfolio 0-3%	UBS	—	9/20/2013	9,063
200,000	VF, 8.5%,	Morgan
	10/1/2010	Stanley	(.72)	6/20/2016	(2,800)
570,000	VF, 8.5%,	Morgan
	10/1/2010	Stanley	(.46)	6/20/2011	(6,134)
120,000	VF, 8.5%,	Morgan
	10/1/2010	Stanley	(.45)	6/20/2011	(1,243)
300,000	Wolters Kluwer
	5.125%, 1/27/2014	UBS	(.92)	9/20/2016	(5,794)
Total					52,910

The portfolio may enter into interest rate swaps which involve the exchange of commitments to pay and receive interest based on a notional principal amount. The following summarizes open interest rate swaps entered into by the portfolio at December 31, 2006:

Notional	Reference		(Pay) Receive		Unrealized
Amount	Entity/Currency	Counterparty	Fixed Rate (%) Expiration (Depreciation)($)

705,000,000	JPY-6 Month
	LIBOR BBA	UBS	.88	5/11/2008	7,903
16,700,000	SEK-6 Month	J.P. Morgan
	STIBOR	Chase Bank	3.75	12/4/2008	(7,908)
4,150,000	USD-3 Month,	J.P. Morgan
	LIBOR BBA	Chase Bank	5.56	8/3/2016	177,847
4,580,000	USD-3 Month,	Merrill
	LIBOR BBA	Lynch	5.43	6/8/2008	11,129
Total					188,971

Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount.To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the portfolio will receive a payment from or make a payment to the counterparty, respec-tively.At December 31, 2006, there were no open total return swaps.

The Portfolio49

NOTES TO FINANCIAL STATEMENTS (continued)

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

At December 31, 2006, the cost of investments for federal income tax purposes was $89,224,221; accordingly, accumulated net unrealized depreciation on investments was $159,219, consisting of $872,309 gross unrealized appreciation and $1,031,528 gross unrealized depreciation.

50

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Core Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the statements of investments, financial futures and options written, of Dreyfus Investment Portfolios, Core Bond Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Core Bond Portfolio at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U. S. generally accepted accounting principles.

New York, New York
February 6, 2007

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby designates .32% of the ordinary dividends paid during the fiscal year ended December 31, 2006 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2007 of the percentage applicable to the preparation of their 2006 income tax returns.

52

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’ S
INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Trustees of Dreyfus Investment Portfolios (the “Company”) held on July 11-12, 2006, the Board considered the re-approval of the portfolio’s Investment Advisory Agreement for another one year term, pursuant to which the Manager provides the portfolio with investment advisory and administrative services.The Board mem-bers,none of whom are “interested persons”(as defined in the Investment Company Act of 1940, as amended) of the Company, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Portfolio. The Board members received a presentation from representatives of the Manager regarding services provided to the portfolio and other funds in the Dreyfus fund complex,and discussed the nature,extent and quality of the services provided to the portfolio pursuant to the portfolio’s Investment Advisory Agreement. The Manager’s representatives reviewed the portfolio’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Board members noted that the portfolio’s shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The Manager’s representatives noted the diversity of distribution of the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including that of the portfolio.The Board also reviewed the number of separate accounts investing in the portfolio, as well as the portfolio’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day portfolio operations, including portfolio accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting and compliance infrastructure.

The Portfolio53

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
PORTFOLIO ’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Portfolio’s Investment Advisory Fee, Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the portfolio’s advisory fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in these reports were comparisons of contractual and actual advisory fee rates, total operating expenses, total return performance and yield. The Manager furnished these reports to the Board along with a description of the methodology Lipper used to select the Expense Group and Expense Universe.

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the expense ratio of the portfolio’s Initial shares (which are not subject to a Rule 12b-1 plan) ranked in the fourth quintile of the Expense Group and in the third quintile of the Expense Universe, noting that the expense ratios of the Initial shares and the portfolio’s Service shares (which are subject to a Rule 12b-1 plan) were above the Expense Group and Expense Universe medians. The Board considered the current fee waiver and expense reimbursement arrangement undertaken by the Manager.

The Board members also reviewed the reports prepared by Lipper that presented the portfolio’s performance and placed significant emphasis on comparisons of performance to a group of comparable funds (the “Performance Group”) composed of the same funds included in the Expense Group and to a broader group of funds (the “Performance Universe”).The Manager also provided a comparison of the portfolio’s calendar year total returns to the returns of its benchmark index.The Board noted that the total return performance of the portfolio’s Initial shares was above the medians of the Performance Group and Performance Universe for the 1-, 2-, 3- and 4-year periods, and was below the medians for the 5-year period, ended May 31, 2006, noting that the portfolio’s total return performance for the 1- and 2-year peri-

54

ods was the highest of the Performance Group.The Board also noted that the yield of the portfolio’s Initial shares was above the medians of the Performance Group for each of the 1-year periods ended May 31st for 2002, 2003, 2005 and 2006, was below the medians of the Performance Group for each of the 1-year periods ended May 31st for 2001 and 2004, was above the medians of the Performance Universe for each of the 1-year periods ended May 31st from 2002 through 2006 and was below the median of the Performance Universe for the 1-year period ended May 31, 2001.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by other accounts managed or sub-advised by the Manager or its affiliates with similar investment objectives, policies and strategies as the portfolio (the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in management of the Similar Accounts as compared to managing and providing services to the portfolio. Representatives of the Manager noted that the Manager or its affiliates do not manage other mutual funds with similar investment objectives, policies and strategies as the portfolio.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed the differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the portfolio’s advisory fees.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund com-

The Portfolio55

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
PORTFOLIO’ S INVESTMENT ADVISORY AGREEMENT (Unaudited)(continued)

plex.The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the port-folio.The Board members evaluated the analysis in light of the relevant circumstances for the portfolio, noting that economies of scale may be realized as the portfolio’s assets increase and considering whether fee levels reflect these economies of scale for the benefit of portfolio investors. The Board members evaluated the profitability analysis in light of the relevant circumstances for the portfolio, including any decline in assets, and the extent to which economies of scale would be realized if the portfolio grows and whether fee levels reflect these economies of scale for the benefit of portfolio shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser to the portfolio and noted that there were no soft dollar arrangements with respect to trading the portfolio’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the portfolio as part of their evaluation of whether the fee under the Investment Advisory Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services. It was noted that the profitability percentage for managing the portfolio was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the portfolio was reasonable given the portfolio’s overall performance and generally superior service levels provided.The Board also noted the current fee waiver and expense reimbursement arrangement and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the portfolio’s Investment

56

Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations with respect to the portfolio:

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager to the portfolio are adequate and appropriate.
  The Board was satisfied with the portfolio’s total return perfor- mance and yield.
  The Board concluded that the fee paid to the Manager by the port- folio was reasonable in light of the services provided, comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the portfolio.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the portfolio had been adequately considered by the Manager in connection with the advisory fee rate charged to the portfolio, and that, to the extent in the future it were determined that material economies of scale had not been shared with the portfolio, the Board would seek to have those economies of scale shared with the portfolio.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the portfolio’s Investment Advisory Agreement was in the best interests of the portfolio and its shareholders.

The Portfolio57

Telephone 1-800-554-4611 or 516-338-3300
Mail	The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Investments Division

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies relating to portfolio securities, and information regarding how the portfolio voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE PORTFOLIO

2	A Letter from the CEO
3	Discussion of Performance
6	Portfolio Performance
8	Understanding Your Portfolio’s Expenses
8	Comparing Your Portfolio’s Expenses
With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
20	Notes to Financial Statements
27	Report of Independent Registered
Public Accounting Firm
28	Important Tax Information
29	Information About the Review
and Approval of the Portfolio’s
Investment Advisory Agreement
34	Board Members Information
36	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Investment Portfolios,
Core Value Portfolio

The Portfolio

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Core Value Portfolio, covering the 12-month period from January 1, 2006, through December 31, 2006.

2006 proved to be a good year for the financial markets.Virtually all sectors and capitalization ranges of the U.S. equity markets generated strong returns, especially over the second half of the year.A number of positive factors contributed to the markets’ gains in 2006, including an expanding domestic economy, subdued inflation, stabilizing interest rates, rising productivity and robust corporate profits.

In our analysis, 2006 provided an excellent reminder of the need for a long-term investment perspective. Adopting too short a time frame proved costly for some investors last year, as chasing recent winners often meant buying the next month’s losers. Indeed, history shows that reacting to near-term developments with extreme shifts in strategy rarely is the right decision.We believe that a better course of action is to set a portfolio mix to meet future goals, while attempting to ignore short term market fluctuations in favor of a longer-term view.

For information about how the portfolio performed during the reporting period, as well as market perspectives, we have provided a Discussion of Performance given by the portfolio manager.

Thank you for your continued confidence and support.We wish you good health and prosperity in 2007.

Thomas F. Eggers Chief Executive Officer The Dreyfus Corporation January 16, 2007
2

DISCUSSION OF PERFORMANCE

Brian Ferguson, Portfolio Manager

How did Dreyfus Investment Portfolios, Core Value Portfolio perform relative to its benchmark?

For the 12-month period ended December 31,2006,Dreyfus Investment Portfolios, Core Value Portfolio produced total returns of 21.31% for its Initial Shares and 21.16% for its Service Shares.1 In comparison,the portfolio’s benchmark, the Russell 1000 Value Index, produced a total return of 22.25% for the same period.2 The portfolio’s previous benchmark, the S&P 500/Citigroup Value Index, achieved a total return of 20.80% for the same period.3

Stock prices generally rose over the reporting period due to strong corporate earnings in a growing U.S. economy.The portfolio’s returns were slightly lower than the Russell 1000 Value Index, although generally solid relative to peers primarily as a result of our stock selection strategies in the consumer discretionary and information technology sectors. Furthermore, the portfolio’s returns were slightly higher than the S&P 500/Citigroup Value Index, primarily due to strong performance in information technology and industrials sectors.

What is the portfolio’s investment approach?

The portfolio invests primarily in large-cap companies that are considered undervalued based on traditional measures, such as price-to-earnings ratios. When choosing stocks, we use a “bottom-up” stock selection approach, focusing on individual companies, rather than a “top-down” approach that forecasts market trends.We also focus on a company’s relative value, financial strength, sales and earnings momentum and likely catalysts that could ignite the stock price.

What other factors influenced the portfolio’s performance?

Overall, the U.S. stock market ended the year with double-digit gains, as investors remained hopeful regarding the strength of corporate earnings while largely shrugging off mixed economic signals, such as volatile energy prices and cooling housing markets.The market exhibited particularly strong momentum in the second half of the year, when large-cap and value stocks generally outperformed small-cap and growth stocks, respectively. During this time, an uneventful hurricane season and warm weather in many parts of the United States contributed to a decline in

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

energy prices, giving relief to inflation worries. In addition, after more than two years of steady rate hikes, the Federal Reserve Board refrained from raising short-term interest rates over the second half of the year. In this environment, stock prices rose as U.S. companies continued to report healthy earnings and mergers-and-acquisitions activity increased.

A successful stock selection strategy in the consumer discretionary sector contributed significantly to the portfolio’s relative performance during the reporting period, with particularly strong results coming from media giants News Corp. and Walt Disney, which was sold during the reporting period. News Corp. prospered amid better results from Fox News, anticipation of a spin-off of its Sky Italia unit and the acquisition of MySpace.com.Walt Disney rose in the wake of successful cost control measures, improved profit margins from its theme parks and stronger results from its television and film businesses. Conversely, the portfolio held no shares of Viacom, where results fell short of investors’ expectations. Finally, the portfolio benefited from its relatively light holdings of homebuilders, which saw their financial results deteriorate in a slowing housing market.

The portfolio’s investments in the information technology sector also fared relatively well. Broadband equipment maker Cisco Systems gained value due to a general increase in broadband usage and expectations of greater corporate demand for its products. Computer and printer maker Hewlett Packard, helmed by new management, gained market share in a variety of product areas, and consulting firm Accenture benefited from higher levels of outsourcing and corporate spending.

On the other hand, some disappointments detracted from the portfolio’s relative performance. In the financials sector, the portfolio did not participate as fully as the benchmark in strong returns from real estate investment trusts, and our emphasis on lagging insurance companies detracted from performance. For example, Genworth Financial was pressured by concerns over earnings from its long-term care and mortgage insurance businesses, as well as its former parent’s move to divest its remaining stake in the company. In the health care sector, the portfolio’s results were hurt by relatively light exposure to drug developer Merck & Co., which was sold during the reporting period,and which rose as legal concerns diminished and research & development prospects improved. Shares of medical products maker Boston Scientific, which were eventually sold during the reporting period, declined due to merger integration issues and concerns regarding low reimbursement policies by Medicare and other insurers.

4

What is the portfolio’s current strategy?

We have continued to rely on our bottom-up stock selection process, as we believe it to be an effective method of identifying attractively valued stocks under a variety of market conditions.We have continued to find attractive values in traditionally defensive areas, including the consumer staples sector and the homebuilding and retail industries within the consumer discretionary sector. Information technology stocks have remained attractive to us, largely due to the ongoing boom in Internet demand.While in the past we have found attractive opportunities in the energy area, we recently reduced our emphasis on the sector due to the possible effects of recent warmer weather and shifting supply-and-demand influences on commodity prices.

January 16, 2007
The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term
goals.The investment objective and policies of Dreyfus Investment Portfolios, Core Value Portfolio
made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of certain portfolio expenses by The Dreyfus Corporation pursuant to an agreement in effect through December 31, 2007, at which time it may be extended, terminated or modified.
Had these expenses not been absorbed, the portfolio’s returns would have been lower.
Part of the portfolio’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on portfolio performance. Currently, the portfolio is relatively small in asset size. IPOs tend to have a reduced effect on performance as a portfolio’s asset base grows.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
[3]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The S&P 500/Citigroup Value Index calculates growth and value in separate dimensions. Style scores are calculated taking standardized measures of 3 growth factors and 4 value factors for each constituent. Combined, the growth and value indices are exhaustive, containing the full market capitalization of the S&P 500.

The Portfolio 5

PORTFOLIO PERFORMANCE

Average Annual Total Returns	as of 12/31/06
	Inception			From
	Date	1 Year	5 Years	Inception

Initial shares	5/1/98	21.31%	7.05%	6.63%
Service shares	5/1/98	21.16%	6.91%	6.54%

The data for Service shares includes the results of Initial shares for the period prior to December 31, 2000
(inception date of Service shares). Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.
† Source: Lipper Inc.
Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
Part of the portfolio’s recent performance is attributable to positive returns from its initial public offering (IPO)
investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the portfolio’s performance. Currently, the portfolio is relatively small in asset size. IPOs tend to have a reduced effect on performance as a portfolio’s asset base grows.

6

The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios,
Core Value Portfolio on 5/1/98 (inception date of Initial shares) to a $10,000 investment made in the Russell 1000
Value Index (the “Russell Index”) and the Standard & Poor’s 500/Citigroup Value Index (the “S&P 500/Citigroup
Value Index”) on that date.
In December 2005, Standard & Poor’s 500 replaced the S&P/BARRA Value Index with the S&P/Citigroup Value
Index. In November 2006, the portfolio’s benchmark was changed from the S&P 500/Citigroup Value Index to the
Russell 1000 Value Index because the Russell 1000 Value Index is expected to more accurately reflect the portfolio’s investment approach.
The portfolio’s Initial shares are not subject to a Rule 12b-1 fee.The portfolio’s Service shares are subject to a 0.25%
annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the portfolio’s Initial shares from their inception date through December 30, 2000, and the performance of the portfolio’s Service shares from
December 31, 2000 (inception date of Service shares) to December 31, 2006 (blended performance figures).The performance figures for each share class reflect certain expense reimbursements, without which the performance of each share class would have been lower. In addition, the blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower. All dividends and capital gain distributions are reinvested.
The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses (after any expense reimbursements).The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.The S&P/Citigroup
Value Index is a market capitalization weighted index representing the value stocks in the S&P 500 Index. All of the stocks in the S&P 500 Index are allocated into value or growth sub-indexes. Stocks that do not have pure value or growth characteristics have their market capitalizations distributed between the value and growth indexes.The S&P 500
Index is a widely accepted, unmanaged index of U.S. stock market performance. Both indices are unmanaged, do not incur fees and other expenses, and cannot be invested in directly. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolio 7

UNDERSTANDING YOUR

PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor,you pay ongoing expenses,such as management fees and other expenses.Using the information below,you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Core Value Portfolio from July 1, 2006 to December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2006
	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 4.72	$ 5.43
Ending value (after expenses)	$1,153.90	$1,152.90

COMPARING YOUR PORTFOLIO’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2006

	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 4.43	$ 5.09
Ending value (after expenses)	$1,020.82	$1,020.16

† Expenses are equal to the portfolio’s annualized expense ratio of .87% for Initial shares and 1.00% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS December 31, 2006
Common Stocks—98.7%	Shares	Value ($)

Consumer Discretionary—8.1%
Comcast, Cl. A	8,400 [a]	355,572
Federated Department Stores	7,900	301,227
Gap	18,300	356,850
Johnson Controls	6,700	575,664
Lowe’s Cos.	11,910	370,997
Marriott International, Cl. A	7,790	371,739
McDonald’s	16,500	731,445
News, Cl. A	32,900	706,692
Omnicom Group	8,000	836,320
Time Warner	31,400	683,892
TJX Cos.	15,460	440,919
Toll Brothers	8,020 [a]	258,485
		5,989,802
Consumer Staples—9.5%
Altria Group	23,500	2,016,770
Cadbury Schweppes, ADR	17,400 [b]	746,982
Clorox	5,600	359,240
Colgate-Palmolive	5,500	358,820
Dean Foods	19,100 [a]	807,548
Kraft Foods, Cl. A	13,000 [b]	464,100
Procter & Gamble	27,300	1,754,571
SUPERVALU	13,330	476,547
		6,984,578
Energy—13.1%
Anadarko Petroleum	7,900	343,808
Chesapeake Energy	11,800	342,790
Chevron	21,900	1,610,307
ConocoPhillips	24,600	1,769,970
Devon Energy	5,300	355,524
EOG Resources	6,300	393,435
Exxon Mobil	39,044	2,991,942
Hess	7,370	365,331
Marathon Oil	7,940	734,450
Valero Energy	15,600	798,096
		9,705,653

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Financial—24.7%
Bank of America	48,770	2,603,830
Bank of New York	9,400	370,078
Capital One Financial	12,400	952,568
CIT Group	7,200	401,544
Citigroup	55,100	3,069,070
Countrywide Financial	10,400	441,480
Equity Residential	7,000	355,250
Franklin Resources	4,320	475,934
Freddie Mac	13,400	909,860
Goldman Sachs Group	2,200	438,570
JPMorgan Chase & Co.	43,400	2,096,220
Merrill Lynch & Co.	16,500	1,536,150
Morgan Stanley	10,700	871,301
PNC Financial Services Group	5,000	370,200
SunTrust Banks	4,300	363,135
U.S. Bancorp	19,600	709,324
Wachovia	16,800	956,760
Washington Mutual	11,100	504,939
Wells Fargo & Co.	23,300	828,548
		18,254,761
Health Care—8.5%
Abbott Laboratories	18,000	876,780
Amgen	4,800 [a]	327,888
Baxter International	11,990	556,216
Bristol-Myers Squibb	11,100	292,152
Pfizer	69,560	1,801,604
Sanofi-Aventis, ADR	10,100	466,317
Thermo Fisher Scientific	9,100 [a]	412,139
WellPoint	7,800 [a]	613,782
Wyeth	18,600	947,112
		6,293,990
Industrial—6.4%
Eaton	4,600	345,644
General Electric	67,160	2,499,024

10

Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
Honeywell International	8,200	370,968
Lockheed Martin	4,700	432,729
Tyco International	23,400	711,360
Union Pacific	3,920	360,718
		4,720,443
Information Technology—7.1%
Accenture, Cl. A	30,600	1,130,058
Automatic Data Processing	10,600	522,050
Cisco Systems	26,900 [a]	735,177
Hewlett-Packard	30,100	1,239,819
International Business Machines	4,300	417,745
Microsoft	13,000	388,180
NCR	9,900 [a]	423,324
Sun Microsystems	75,700 [a]	410,294
		5,266,647
Insurance—8.7%
Ambac Financial Group	3,900	347,373
American International Group	14,696	1,053,115
AON	14,400	508,896
Chubb	12,700	671,957
Genworth Financial, Cl. A	22,280	762,199
Lincoln National	11,300	750,320
MetLife	12,200	719,922
PMI Group	12,900	608,493
Prudential Financial	6,900	592,434
St. Paul Travelers Cos.	7,300	391,937
		6,406,646
Materials—1.9%
Dow Chemical	9,900	395,406
E.I. du Pont de Nemours & Co.	7,500	365,325
Phelps Dodge	2,150	257,398
Rohm & Haas	7,000	357,840
		1,375,969

The Portfolio 11

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Telecommunications—5.7%
Alltel	4,800	290,304
AT & T	63,400	2,266,550
BellSouth	15,200	716,072
Sprint Nextel	13,000	245,570
Verizon Communications	19,100	711,284
		4,229,780
Utilities—5.0%
Constellation Energy Group	8,100	557,847
Edison International	7,200	327,456
Entergy	3,800	350,816
Exelon	11,400	705,546
FPL Group	6,700	364,614
Mirant	12,600 [a]	397,782
NRG Energy	8,100 [a]	453,681
Questar	6,500	539,825
		3,697,567
Total Common Stocks
(cost $54,805,519)		72,925,836

Other Investment—1.9%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,401,000)	1,401,000 [c]	1,401,000

12

Investment of Cash Collateral
for Securities Loaned—1.7%		Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $1,264,000)		1,264,000 [c]	1,264,000

Total Investments (cost $57,470,519)		102.3%	75,590,836

Liabilities, Less Cash and Receivables		(2.3%)	(1,678,264)

Net Assets		100.0%	73,912,572

ADR—American Depository Receipts
[a]	Non-income producing security.
[b]	All or a portion of these securities are on loan. At December 31, 2006, the total market value of the portfolio’s
	securities on loan is $1,211,082 and the total market value of the collateral held by the portfolio is $1,264,000.
[c]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Financial	24.7	Industrial	6.4
Energy	13.1	Telecommunications	5.7
Consumer Staples	9.5	Utilities	5.0
Insurance	8.7	Money Market Investments	3.6
Health Care	8.5	Materials	1.9
Consumer Discretionary	8.1
Information Technology	7.1		102.3

† Based on net assets.
See notes to financial statements.

The Portfolio 13

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $1,211,082)—Note 1(b)
Unaffiliated issuers	54,805,519	72,925,836
Affiliated issuers	2,665,000	2,665,000
Cash		59,135
Dividends and interest receivable		100,207
Prepaid expenses		7,389
		75,757,567

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		55,455
Liability for securities on loan—Note 1(b)		1,264,000
Payable for investment securities purchased		470,256
Accrued expenses		55,284
		1,844,995

Net Assets ($)		73,912,572

Composition of Net Assets ($):
Paid-in capital		49,724,658
Accumulated undistributed investment income—net		986,451
Accumulated net realized gain (loss) on investments		5,081,146
Accumulated net unrealized appreciation
(depreciation) on investments		18,120,317

Net Assets ($)		73,912,572

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	32,517,117	41,395,455
Shares Outstanding	1,667,779	2,120,200

Net Asset Value Per Share ($)	19.50	19.52

See notes to financial statements.
14

STATEMENT OF OPERATIONS Year Ended December 31, 2006
Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,628,839
Affiliated issuers	23,693
Interest	4,633
Income from securities lending	235
Total Income	1,657,400
Expenses:
Investment advisory fee—Note 3(a)	534,935
Distribution fees—Note 3(b)	98,359
Auditing fees	39,004
Prospectus and shareholders’ reports	14,625
Custodian fees—Note 3(b)	13,471
Legal fees	3,434
Trustees’ fees and expenses—Note 3(c)	2,223
Shareholder servicing costs—Note 3(b)	412
Interest expense—Note 2	314
Registration fees	84
Miscellaneous	8,345
Total Expenses	715,206
Less—waiver of fees due to undertaking—Note 3(a)	(48,067)
Less—reduction in custody fees due to earnings credits—Note 1(b)	(657)
Net Expenses	666,482
Investment Income—Net	990,918

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	5,533,910
Net unrealized appreciation (depreciation) on investments	7,222,497
Net Realized and Unrealized Gain (Loss) on Investments	12,756,407
Net Increase in Net Assets Resulting from Operations	13,747,325

See notes to financial statements.

The Portfolio 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2006	2005

Operations ($):
Investment income—net	990,918	894,916
Net realized gain (loss) on investments	5,533,910	5,393,343
Net unrealized appreciation
(depreciation) on investments	7,222,497	(2,534,124)
Net Increase (Decrease) in Net Assets
Resulting from Operations	13,747,325	3,754,135

Dividends to Shareholders from ($):
Investment income—net:
Initial shares	(428,851)	(147,061)
Service shares	(462,935)	(117,909)
Total Dividends	(891,786)	(264,970)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	2,511,104	2,006,235
Service shares	1,587,588	1,399,677
Dividends reinvested:
Initial shares	428,851	147,061
Service shares	462,935	117,909
Cost of shares redeemed:
Initial shares	(8,333,671)	(7,405,008)
Service shares	(7,435,155)	(6,825,256)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(10,778,348)	(10,559,382)
Total Increase (Decrease) in Net Assets	2,077,191	(7,070,217)

Net Assets ($):
Beginning of Period	71,835,381	78,905,598
End of Period	73,912,572	71,835,381
Undistributed investment income—net	986,451	890,106

16

	Year Ended December 31,

	2006	2005

Capital Share Transactions:
Initial Shares
Shares sold	142,258	130,688
Shares issued for dividends reinvested	25,482	9,624
Shares redeemed	(476,355)	(473,451)
Net Increase (Decrease) in Shares Outstanding	(308,615)	(333,139)

Service Shares
Shares sold	90,622	90,077
Shares issued for dividends reinvested	27,425	7,696
Shares redeemed	(428,917)	(437,238)
Net Increase (Decrease) in Shares Outstanding	(310,870)	(339,465)

See notes to financial statements.

The Portfolio 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

		Year Ended December 31,

Initial Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	16.29	15.52	14.08	11.06	14.54
Investment Operations:
Investment income—net [a]	.26	.20	.17	.12	.09
Net realized and unrealized
gain (loss) on investments	3.18	.64	1.46	3.01	(3.46)
Total from Investment Operations	3.44	.84	1.63	3.13	(3.37)
Distributions:
Dividends from investment income—net	(.23)	(.07)	(.19)	(.11)	(.11)
Net asset value, end of period	19.50	16.29	15.52	14.08	11.06

Total Return (%)	21.31	5.42	11.60	28.42	(23.29)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.86	.86	.85	.85	.88
Ratio of net expenses
to average net assets	.85	.86	.85	.85	.88
Ratio of net investment income
to average net assets	1.47	1.28	1.16	.99	.69
Portfolio Turnover Rate	44.76	55.38	76.19	55.90	65.72

Net Assets, end of period ($ x 1,000)	32,517	32,189	35,847	31,812	27,354

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

18

		Year Ended December 31,

Service Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	16.31	15.54	14.08	11.07	14.54
Investment Operations:
Investment income—net [a]	.23	.18	.14	.10	.08
Net realized and unrealized
gain (loss) on investments	3.18	.63	1.47	3.00	(3.45)
Total from Investment Operations	3.41	.81	1.61	3.10	(3.37)
Distributions:
Dividends from investment income—net	(.20)	(.04)	(.15)	(.09)	(.10)
Net asset value, end of period	19.52	16.31	15.54	14.08	11.07

Total Return (%)	21.16	5.25	11.44	28.14	(23.31)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.11	1.11	1.10	1.10	1.13
Ratio of net expenses
to average net assets	1.00	1.00	1.00	1.00	1.00
Ratio of net investment income
to average net assets	1.32	1.14	.99	.84	.62
Portfolio Turnover Rate	44.76	55.38	76.19	55.90	65.72

Net Assets, end of period ($ x 1,000)	41,395	39,646	43,059	43,478	33,426

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

The Portfolio 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company operating as a series company currently offering nine series, including the Core Value Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series.The portfolio’s investment objective is to provide long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the portfolio’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge.The new company will be called The Bank of New York Mellon Corporation.As part of this transaction, Dreyfus would become an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc. and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge.The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

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The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market),but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (continued)

other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value mea-surements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the portfolio.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has an arrangement with the custodian bank whereby the portfolio receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the portfolio includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the portfolio may lend securities to qualified institutions. It is the portfolio’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is

22

maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The portfolio is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (continued)

benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the portfolio.

At December 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,334,754, undistributed capital gains $3,844,523 and unrealized appreciation $18,008,637.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2006 and December 31, 2005 were as follows: ordinary income $891,786 and $264,970, respectively.

During the period ended December 31, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, the portfolio decreased accumulated undistributed investment income-net by $2,787 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the line of credit during the period ended December 31, 2006, was approximately $5,500, with a related weighted average annualized interest rate of 5.70% .

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75% of the value of the portfolio’s average daily net assets and is payable monthly.

24

The Manager has agreed, from January 1, 2006 to December 31, 2007, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended December 31, 2006, the Manager waived receipt of fees of $48,067, pursuant to the undertaking.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2006, Service shares were charged $98,359 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2006, the portfolio was charged $87 pursuant to the transfer agency agreement.

The portfolio compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2006, the portfolio was charged $13,471 pursuant to the custody agreement.

During the period ended December 31, 2006, the portfolio was charged $4,204 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: investment advisory fees $46,981, Rule 12b-1 distribution plan fees $8,774, custodian fees $2,040, chief compliance officer fees $2,044 and transfer agency per

The Portfolio 25

NOTES TO FINANCIAL STATEMENTS (continued)

account fees $20, which are offset against an expense reimbursement currently in effect in the amount of $4,404.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the SEC, the portfolio may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2006, amounted to $31,685,294 and $42,810,059, respectively.

At December 31, 2006, the cost of investments for federal income tax purposes was $57,582,199; accordingly, accumulated net unrealized appreciation on investments was $18,008,637, consisting of $18,377,139 gross unrealized appreciation and $368,502 gross unrealized depreciation.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Core Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Core Value Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Core Value Portfolio at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U. S. generally accepted accounting principles.

New York, New York February 6, 2007

The Portfolio 27

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby designates 99.94% of the ordinary dividends paid during the fiscal year ended December 31, 2006 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2007 of the percentage applicable to the preparation of their 2006 income tax returns.

28

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S

INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Trustees of Dreyfus Investment Portfolios (the “Company”) held on July 11-12, 2006, the Board considered the re-approval of the portfolio’s Investment Advisory Agreement for another one year term, pursuant to which the Manager provides the portfolio with investment advisory and administrative services.The Board mem-bers,none of whom are “interested persons”(as defined in the Investment Company Act of 1940, as amended) of the Company, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Portfolio. The Board members received a presentation from representatives of the Manager regarding services provided to the portfolio and other funds in the Dreyfus fund complex,and discussed the nature,extent and quality of the services provided to the portfolio pursuant to the portfolio’s Investment Advisory Agreement. The Manager’s representatives reviewed the portfolio’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Board members noted that the portfolio’s shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The Manager’s representatives noted the diversity of distribution of the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including that of the portfolio.The Board also reviewed the number of separate accounts investing in the portfolio, as well as the portfolio’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day portfolio operations, including portfolio accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting and compliance infrastructure.

The Portfolio 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Portfolio’s Investment Advisory Fee, Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the portfolio’s advisory fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in these reports were comparisons of contractual and actual advisory fee rates, total operating expenses and performance. The Manager furnished these reports to the Board along with a description of the methodology Lipper used to select the Expense Group and Expense Universe.

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the expense ratio of the portfolio’s Initial shares (which are not subject to a Rule 12b-1 plan) ranked in the second quintile of the Expense Group and in the third quintile of the Expense Universe, noting that the expense ratio of the Initial shares was below the Expense Group and Expense Universe medians and that the expense ratio of the portfolio’s Service shares (which are subject to a Rule 12b-1 plan) was above the Expense Group and Expense Universe medians. The Board considered the current fee waiver and expense reimbursement arrangement undertaken by the Manager.

The Board members also reviewed the reports prepared by Lipper that presented the portfolio’s performance and placed significant emphasis on comparisons of performance to a group of comparable funds (the “Performance Group”) composed of the same funds included in the Expense Group and to a broader group of funds (the “Performance Universe”).The Manager also provided a comparison of the portfolio’s calendar year total returns to the returns of its benchmark index.The Board noted that the performance of the portfolio’s Initial shares was above the medians of the Performance Group for the 1-, 2- and 3-year periods, and was below the medians for the 4- and 5-year periods,

30

ended May 31, 2006, and was above the Performance Universe medians for the 1- and 3-year periods, and was below the medians for the 2-, 4-, and 5-year periods.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by other accounts managed or sub-advised by the Manager or its affiliates with similar investment objectives, policies and strategies as the portfolio (the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in management of the Similar Accounts as compared to managing and providing services to the portfolio. Representatives of the Manager noted that the Manager or its affiliates do not manage other mutual funds with similar investment objectives, policies and strategies as the portfolio.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed the differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the portfolio’s advisory fees.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the

The Portfolio 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

portfolio.The Board members evaluated the analysis in light of the relevant circumstances for the portfolio, noting that economies of scale may be realized as the portfolio’s assets increase and considering whether fee levels reflect these economies of scale for the benefit of portfolio investors. The Board members evaluated the profitability analysis in light of the relevant circumstances for the portfolio, including any decline in assets, and the extent to which economies of scale would be realized if the portfolio grows and whether fee levels reflect these economies of scale for the benefit of portfolio shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser to the portfolio, including any soft dollar arrangements with respect to trading the portfolio’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the portfolio as part of their evaluation of whether the fee under the Investment Advisory Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services. It was noted that the profitability percentage for managing the portfolio was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the portfolio was reasonable given the portfolio’s overall performance and generally superior service levels provided.The Board also noted the current fee waiver and expense reimbursement arrangement and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the portfolio’s Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations with respect to the portfolio:

• The Board concluded that the nature, extent and quality of the services provided by the Manager to the portfolio are adequate and appropriate.

32

• The Board was satisfied with the portfolio’s overall total return performance.

• The Board concluded that the fee paid to the Manager by the portfolio was reasonable in light of the services provided, comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the portfolio.

• The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the portfolio had been adequately considered by the Manager in connection with the advisory fee rate charged to the portfolio, and that, to the extent in the future it were determined that material economies of scale had not been shared with the portfolio, the Board would seek to have those economies of scale shared with the portfolio.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the portfolio’s Investment Advisory Agreement was in the best interests of the portfolio and its shareholders.

The Portfolio 33

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63)
Chairman of the Board (1998)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 190

———————
Clifford L. Alexander, Jr. (73)
Board Member (1998)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 67

———————
Lucy Wilson Benson (79)
Board Member (1998)
Principal Occupation During Past 5 Years:
• President of Benson and Associates, consultants to business and government (1980-present)
Other Board Memberships and Affiliations:
• The International Executive Services Corps., Director Emeritus
• Citizens Network for Foreign Affairs,Vice Chairperson
• Council on Foreign Relations, Member
• Lafayette College Board of Trustees,Trustee Emeritus
• Atlantic Council of the U.S., Director
No. of Portfolios for which Board Member Serves: 35

34

David W. Burke (70)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 81
———————
Whitney I. Gerard (72)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 33
———————
George L. Perry (72)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 33
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York
10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Arthur A. Hartman, Emeritus Board Member

The Portfolio 35

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 190 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1, 1998.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

36

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 206 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 202 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

The Portfolio 37

For More Information

Telephone 1-800-554-4611 or 516-338-3300
Mail	The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Investments Division

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies relating to portfolio securities, and information regarding how the portfolio voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE PORTFOLIO

2	A Letter from the CEO
3	Discussion of Performance
6	Portfolio Performance
8	Understanding Your Portfolio’s Expenses
8	Comparing Your Portfolio’s Expenses
With Those of Other Funds
9	Statement of Investments
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statement of Changes in Net Assets
21	Financial Highlights
23	Notes to Financial Statements
30	Report of Independent Registered
Public Accounting Firm
31	Important Tax Information
32	Information About the Review
and Approval of the Portfolio’s
Investment Advisory Agreement
37	Board Members Information
39	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Investment Portfolios,
Emerging Leaders Portfolio

The Portfolio

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Emerging Leaders Portfolio, covering the 12-month period from January 1, 2006, through December 31, 2006.

2006 proved to be a good year for the financial markets.Virtually all sectors and capitalization ranges of the U.S. equity markets generated strong returns, especially over the second half of the year.A number of positive factors contributed to the markets’ gains in 2006, including an expanding domestic economy, subdued inflation, stabilizing interest rates, rising productivity and robust corporate profits.

In our analysis, 2006 provided an excellent reminder of the need for a long-term investment perspective. Adopting too short a time frame proved costly for some investors last year, as chasing recent winners often meant buying the next month’s losers. Indeed, history shows that reacting to near-term developments with extreme shifts in strategy rarely is the right decision.We believe that a better course of action is to set a portfolio mix to meet future goals, while attempting to ignore short term market fluctuations in favor of a longer-term view.

For information about how the portfolio performed during the reporting period, as well as market perspectives, we have provided a Discussion of Performance given by the portfolio managers.

Thank you for your continued confidence and support.We wish you good health and prosperity in 2007.

Thomas F. Eggers Chief Executive Officer The Dreyfus Corporation January 16, 2007
2

DISCUSSION OF PERFORMANCE

Franklin Portfolio Associates Smallcap Team, Portfolio Managers

How did Dreyfus Investment Portfolios, Emerging Leaders Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2006, the portfolio produced total returns of 8.24% for its Initial shares and 8.01% for its Service shares.1 In comparison, the Russell 2000 Index (the “Index”), the portfolio’s benchmark, produced a total return of 18.37% for the same period.2

The small-cap market was driven higher by robust U.S. economic growth, which persisted despite a variety of negative economic pressures and uncertainties. Stock prices rose on the strength of better-than-expected earnings from a wide array of companies, especially some of the market’s less financially stable issues with highly leveraged balance sheets.While the portfolio participated in the market’s rise to a degree, its focus on more financially stable companies with relatively strong balance sheets and lower leverage constrained returns relative to its benchmark. Company-specific disappointments took an additional toll on the portfolio’s performance, especially among technology holdings.

What is the portfolio’s investment approach?

The portfolio seeks to identify undervalued securities using a screening process driven by a proprietary quantitative model.The model uses more than 40 factors to identify and rank stocks based on fundamental momentum, relative value, future value, long-term growth and other factors. Next, we focus on “bottom-up” stock selection as opposed to making proactive decisions about industry or sector exposures. Over time, we attempt to construct a portfolio that has exposure to industries and market capitalizations that generally are similar to the benchmark’s composition.Within each sector, we seek to overweight the more attractive stocks and underweight or not hold the stocks that have been ranked as less attractive.

What other factors influenced the portfolio’s performance?

Conflicting financial and economic forces produced uncertainty within the small-cap stock market in 2006. During the first quarter, stock prices rose strongly in a growing U.S. economy. However, the market declined between May and July when resurgent energy prices and hawkish comments from members of the Federal Reserve Board

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

(the “Fed”) caused investors to revise upward their expectations for inflation and interest rates. However, evidence of slowing economic growth emerged during the summer, and the Fed held short-term interest rates steady between July and December. Energy prices declined during the fall, relieving investors’ inflation-related concerns, and small-cap stocks rose sharply during the final months of the year.

The portfolio participated in the market’s strength, producing positive absolute returns for the year. Our stock selection strategy in the basic materials and industrials sectors enabled the portfolio to produce above-average returns in these areas. On the other hand, sectors in which stock selection lagged included technology, financial services, and consumer durables.

Stocks with favorable long-term growth estimates and strong relative price behavior, which are ranked highly within our quantitative stock ranking models, performed relatively worse this year.Also, stocks with greater financial leverage and higher balance sheet risk, which our process tends to avoid, outperformed over the reporting period.

Unexpected,company-specific financial difficulties proved to be another factor undermining the portfolio’s performance in 2006.The portfolio encountered several such setbacks in the technology sector. Particularly weak holdings included enterprise software systems developer Wind River Systems, which guided earnings expectations lower during the reporting period; electronic component manufacturer Multi-Fineline Electronix, which was sold during the reporting period, missed revenue and sales targets; and media-related semiconductor maker PortalPlayer, which was also sold during the reporting period, lost a contract with a major customer and later was acquired by a competitor. Outside of the technology sector, returns also suffered due to the portfolio’s holdings in temporary staffing company Spherion, which reduced earnings and revenue estimates repeatedly during the reporting period.

Housing was a particularly weak segment in the market this year, due to higher commodity prices, rising interest rates and softening housing demand.Although many home builders reported growing revenues and better-than-expected earnings during the reporting period, financial markets discounted the prices of such stocks over concerns that financial pressures on home buyers would depress housing starts. As a result, the portfolio’s housing-related holdings, such as WCI Communities, which was sold during the reporting period, hindered performance. Other industries with exposure to the housing market also suffered declines; home appliance retailer Conn’s lost significant ground between January

4

and September 2006 before recovering slightly during the final months of the year. In the financials sector, commercial and residential real estate lender Fremont General declined due to concerns about the sustainability of housing loan activity.

What is the portfolio’s current strategy?

We have continued to maintain the portfolio’s sector-neutral profile, minimizing sector and industry differences with the benchmark. Our bottom-up, quantitative-based investment process remains the cornerstone of our disciplined approach, and forms the foundation of our efforts to identify the market’s more promising small-cap investment opportunities within each sector and industry.As we strive to identify stocks that we consider reasonably valued and poised for above-average growth, we also have continued to focus on evenly balancing the growth and value considerations implicit in our investment strategy.

January 16, 2007

The portfolio is only available as a funding vehicle under various life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term
goals.The investment objective and policies of Dreyfus Investment Portfolios, Emerging Leaders
Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of certain portfolio expenses by The Dreyfus Corporation pursuant to an agreement in effect through December 31, 2007, at which time it may be extended, terminated or modified.
Had these expenses not been absorbed, the portfolio’s returns would have been lower.
A significant portion of the portfolio’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the portfolio’s performance. Currently, the portfolio is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund’s asset base grows.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The
Russell 3000 Index is composed of the 3,000 largest U.S. companies based on total market capitalization.
Franklin Portfolio Associates is an independently managed, wholly owned subsidiary of Mellon
Financial Corporation. Franklin Portfolio Associates has no affiliation to the Franklin Templeton
Group of Funds or Franklin Resources, Inc.The portfolio’s managers are dual employees of
Franklin Portfolio Associates and Dreyfus.

The Portfolio 5

PORTFOLIO PERFORMANCE
Average Annual Total Returns	as of 12/31/06
	Inception			From
	Date	1 Year	5 Years	Inception

Initial shares	12/15/99	8.24%	9.01%	13.04%
Service shares	12/15/99	8.01%	8.74%	12.82%

The data for Service shares includes the results of Initial shares for the period prior to December 31, 2000
(inception date of Service shares). Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.
† Source: Lipper Inc.
Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
A significant portion of the portfolio’s recent performance is attributable to positive returns from its initial public offering
(IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the portfolio’s performance. Currently, the portfolio is relatively small in asset size. IPOs tend to have a reduced effect on performance as a portfolio’s asset base grows.
The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios,
Emerging Leaders Portfolio on 12/15/99 (inception date of Initial shares) to a $10,000 investment made in the

6

Russell 2000 Index (the “Index”) on that date. For comparative purposes, the value of the Index on 11/30/99 is used as the beginning value on 12/15/99.
The portfolio’s Initial shares are not subject to a Rule 12b-1 fee.The portfolio’s Service shares are subject to a 0.25%
annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the portfolio’s Initial shares from their inception date through December 30, 2000, and the performance of the portfolio’s Service shares from
December 31, 2000 (inception date of Service shares) to December 31, 2006 (blended performance figures).The performance figures for each share class reflect certain expense reimbursements, without which the performance of each share class would have been lower. In addition, the blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower. All dividends and capital gain distributions are reinvested.
The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses (after any expense reimbursements).The Index is an unmanaged index of small-cap stock market performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000 Index is composed of the 3,000 largest
U.S. companies based on total market capitalization.The Index does not take into account charges, fees and other expenses. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolio 7

UNDERSTANDING YOUR

PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor,you pay ongoing expenses,such as management fees and other expenses.Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Emerging Leaders Portfolio from July 1, 2006 to December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2006
	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 5.64	$ 6.42
Ending value (after expenses)	$1,053.90	$1,053.30

COMPARING YOUR PORTFOLIO’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2006

	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 5.55	$ 6.31
Ending value (after expenses)	$1,019.71	$1,018.95

† Expenses are equal to the portfolio’s annualized expense ratio of 1.09% for Initial shares and 1.24% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS December 31, 2006
Common Stocks—99.8%	Shares	Value ($)

Commercial & Professional Services—7.8%
Anixter International	5,000 [a]	271,500
CBIZ	22,500 [a,b]	156,825
Cenveo	13,800 [a,b]	292,560
COMSYS IT Partners	1,000 [a]	20,210
Concur Technologies	3,800 [a]	60,952
CRA International	1,300 [a]	68,120
Ennis	4,600	112,516
FTI Consulting	4,400 [a]	122,716
Gentiva Health Services	6,300 [a]	120,078
Heidrick & Struggles International	1,600 [a]	67,776
IKON Office Solutions	18,900	309,393
John H. Harland	1,400	70,280
Kforce	9,800 [a]	119,266
Performance Food Group	3,100 [a]	85,684
Portfolio Recovery Associates	5,600 [a,b]	261,464
ScanSource	3,400 [a]	103,360
Spherion	22,900 [a]	170,147
Viad	3,100	125,860
		2,538,707
Communications—1.7%
Centennial Communications	8,900	63,991
CT Communications	11,300 [b]	258,996
RCN	7,500 [a]	226,125
		549,112
Consumer Durables—2.2%
Avatar Holdings	1,500 [a,b]	121,275
Barnes Group	8,700	189,225
Ethan Allen Interiors	7,200 [b]	259,992
Fossil	6,400 [a]	144,512
		715,004
Consumer Non-Durables—3.4%
Imperial Sugar	9,200	222,732
K-Swiss, Cl. A	3,000	92,220
Mannatech	5,800 [b]	85,434
NBTY	1,800 [a]	74,826
Steven Madden	5,400	189,486

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Consumer Non-Durables (continued)
Tootsie Roll Industries	5,100 [b]	166,770
USANA Health Sciences	5,400 [a,b]	278,964
		1,110,432
Consumer Services—5.1%
Buffalo Wild Wings	1,700 [a,b]	90,440
Central Parking	5,200 [b]	93,600
Domino’s Pizza	4,600	128,800
Great Wolf Resorts	4,600 [a]	64,216
Jack in the Box	4,100 [a]	250,264
Journal Register	12,400	90,520
LodgeNet Entertainment	3,000 [a]	75,090
Media General, Cl. A	4,200	156,114
Ruby Tuesday	10,600	290,864
Sinclair Broadcast Group, Cl. A	10,200	107,100
Sotheby’s, Cl. A	5,800	179,916
World Wrestling Entertainment	8,500	138,550
		1,665,474
Electronic Technology—9.6%
Arris Group	2,800 [a]	35,028
Asyst Technologies	19,500 [a]	142,545
Atheros Communications	8,000 [a,b]	170,560
Ceradyne	6,600 [a]	372,900
CommScope	8,500 [a]	259,080
Comtech Telecommunications	3,500 [a]	133,245
Digi International	5,500 [a]	75,845
InterDigital Communications	9,000 [a]	301,950
Intevac	1,200 [a]	31,140
Itron	3,500 [a,b]	181,440
Komag	2,800 [a,b]	106,064
Ladish	1,400 [a]	51,912
Micrel	6,400 [a]	68,992
Newport	5,600 [a]	117,320
OmniVision Technologies	11,100 [a,b]	151,515
Oplink Communications	4,800 [a]	98,688
Orbital Sciences	17,600 [a]	324,544
Plexus	3,900 [a]	93,132

10

Common Stocks (continued)	Shares	Value ($)

Electronic Technology (continued)
Power Integrations	6,400 [a]	150,080
SpectraLink	8,300 [a]	71,380
Trident Microsystems	10,600 [a]	192,708
		3,130,068
Energy Minerals—2.8%
Comstock Resources	7,000 [a]	217,420
Exploration Co. of Delaware	7,600 [a]	101,384
Harvest Natural Resources	16,300 [a,b]	173,269
Unit	5,500 [a]	266,475
W & T Offshore	4,600	141,312
		899,860
Finance—22.6%
Affordable Residential Communities	3,200 [a]	37,280
Affordable Residential Communities (Rights)	3,200 [a]	2,827
American Campus Communities	3,200 [b]	91,104
AMREP	2,100 [b]	257,250
Arbor Realty Trust	5,100	153,459
Argonaut Group	2,500 [a]	87,150
BankUnited Financial, Cl. A	10,200	285,192
CentraCore Properties Trust	2,200 [b]	71,126
Citizens Banking	7,100	188,150
Columbia Banking System	2,300	80,776
Commerce Group	3,900	116,025
Corus Bankshares	13,400 [b]	309,138
Cousins Properties	3,900 [b]	137,553
Deerfield Triarc Capital	17,200 [b]	291,196
Equity Inns	14,100	225,036
FelCor Lodging Trust	13,700	299,208
Financial Federal	3,100	91,171
First Busey	1,400 [b]	32,270
First Community Bancorp/CA	5,000	261,350
FirstFed Financial	4,800 [a,b]	321,456
Fremont General	16,100	260,981
Getty Realty	4,100 [b]	126,690
Highland Hospitality	19,000	270,750
HomeBanc/Atlanta, GA	18,100 [b]	76,563

The Portfolio 11

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Finance (continued)
Independent Bank/MI	3,701 [b]	93,598
Inland Real Estate	13,300 [b]	248,976
Knight Capital Group, Cl. A	20,100 [a]	385,317
LandAmerica Financial Group	1,900	119,909
LaSalle Hotel Properties	6,700	307,195
LTC Properties	1,600	43,696
MAF Bancorp	4,900	218,981
MainSource Financial Group	2,415	40,910
Mercantile Bank	1,725 [b]	65,033
National Health Investors	2,200	72,600
Ocwen Financial	16,400 [a,b]	260,104
Omega Healthcare Investors	5,700	101,004
Pacific Capital Bancorp	7,400	248,492
Partners Trust Financial Group	9,830	114,421
Prosperity Bancshares	4,200	144,942
Provident New York Bancorp	6,600	98,868
R & G Financial, Cl. B	9,300	71,145
Renasant	1,700 [b]	52,071
Republic Bancorp/MI	17,100	230,166
Spirit Finance	8,400	104,748
Sterling Bancshares/TX	6,600	85,932
UCBH Holdings	9,500 [b]	166,820
Universal Health Realty Income Trust	1,000 [b]	38,980
		7,387,609
Health Care Technology—8.9%
Alpharma, Cl. A	5,100	122,910
Applera—Celera Genomics Group	9,100 [a]	127,309
Aspect Medical Systems	8,200 [a,b]	154,242
AtheroGenics	8,600 [a,b]	85,226
BioMarin Pharmaceutical	20,000 [a,b]	327,800
Geron	26,300 [a,b]	230,914
IntraLase	13,700 [a]	306,606
Lifecell	9,000 [a,b]	217,260
Medarex	16,100 [a]	238,119
NeuroMetrix	4,800 [a,b]	71,568
OraSure Technologies	18,100 [a]	149,506

12

Common Stocks (continued)	Shares	Value ($)

Health Care Technology (continued)
Pain Therapeutics	11,400 [a,b]	101,460
Palomar Medical Technologies	2,500 [a,b]	126,675
Sciele Pharma	11,700 [a,b]	280,800
SurModics	1,000 [a,b]	31,120
United Therapeutics	2,500 [a]	135,925
Zoll Medical	3,700 [a]	215,488
		2,922,928
Industrial Services—1.4%
Oil States International	6,000 [a]	193,380
Trico Marine Services	7,100 [a]	272,001
		465,381
Non-Energy Minerals—3.0%
Ameron International	1,100	84,007
Chaparral Steel	6,300	278,901
Metal Management	5,600	211,960
Quanex	2,500	86,475
Steel Dynamics	9,600	311,520
		972,863
Process Industries—5.1%
AEP Industries	2,200 [a,b]	117,282
Delta & Pine Land	7,200	291,240
Greif, Cl. A	1,200	142,080
H.B. Fuller	7,200	185,904
Headwaters	11,600 [a]	277,936
MGP Ingredients	6,300	142,443
Myers Industries	9,500	148,770
Pioneer Cos.	5,200 [a]	149,032
PW Eagle	6,100 [b]	210,450
		1,665,137
Producer Manufacturing—5.7%
American Woodmark	6,700 [b]	280,395
ArvinMeritor	4,000	72,920
EnPro Industries	2,300 [a]	76,383
Federal Signal	4,300	68,972
FreightCar America	2,000	110,900
General Cable	1,600 [a]	69,936

The Portfolio 13

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Producer Manufacturing (continued)
Herman Miller	7,800	283,608
Littelfuse	4,100 [a]	130,708
Nordson	4,800	239,184
Olympic Steel	5,600	124,488
Regal-Beloit	3,300	173,283
Wabtec	7,400	224,812
		1,855,589
Retail Trade—4.2%
Aeropostale	5,100 [a]	157,437
Asbury Automotive Group	5,300	124,868
Casual Male Retail Group	8,400 [a,b]	109,620
Charlotte Russe Holding	7,700 [a]	236,775
Conn’s	2,000 [a,b]	46,540
Dress Barn	10,100 [a]	235,633
Haverty Furniture Cos.	3,400	50,320
Hibbett Sporting Goods	4,050 [a]	123,646
Men’s Wearhouse	4,200	160,692
Systemax	1,500 [a,b]	26,175
ValueVision Media, Cl. A	6,500 [a]	85,410
		1,357,116
Technology Services—11.4%
Albany Molecular Research	9,400 [a]	99,264
Altiris	7,600 [a]	192,888
AMERIGROUP	4,400 [a]	157,916
Aspen Technology	7,400 [a]	81,548
CNET Networks	26,100 [a,b]	237,249
Digital Insight	4,000 [a]	153,960
Internap Network Services	8,300 [a,b]	164,921
Internet Capital Group	9,700 [a]	99,522
Magellan Health Services	5,800 [a]	250,676
ManTech International, Cl. A	3,800 [a]	139,954
MapInfo	8,000 [a]	104,400
MedCath	2,300 [a]	62,928
MicroStrategy, Cl. A	700 [a]	79,807
OPNET Technologies	2,800 [a]	40,460

14

Common Stocks (continued)	Shares	Value ($)

Technology Services (continued)
Perot Systems, Cl. A	18,500 [a]	303,215
RealNetworks	23,900 [a]	261,466
SPSS	2,400 [a]	72,168
Sykes Enterprises	16,600 [a]	292,824
SYNNEX	2,600 [a]	57,044
Tyler Technologies	14,100 [a]	198,246
United Online	18,100	240,368
Vignette	14,800 [a]	252,636
Wind River Systems	18,200 [a]	186,550
		3,730,010
Transportation—2.2%
EGL	2,600 [a]	77,428
Mesa Air Group	9,500 [a]	81,415
P.A.M. Transportation Services	1,200 [a]	26,424
Pacer International	9,000	267,930
Saia	7,500 [a]	174,075
SkyWest	3,400	86,734
		714,006
Utilities—2.7%
Avista	11,400	288,534
El Paso Electric	9,500 [a]	231,515
IDACORP	2,900	112,085
Laclede Group	2,400	84,072
Otter Tail	1,100 [b]	34,276
Westar Energy	5,000	129,800
		880,282
Total Common Stocks
(cost $29,807,448)		32,559,578

Other Investment—.2%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $72,000)	72,000 [c]	72,000

The Portfolio 15

STATEMENT OF INVESTMENTS (continued)
Investment of Cash Collateral
for Securities Loaned—22.0%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $7,180,302)	7,180,302 [c]	7,180,302

Total Investments (cost $37,059,750)	122.0%	39,811,880
Liabilities, Less Cash and Receivables	(22.0%)	(7,179,193)
Net Assets	100.0%	32,632,687

[a] Non-income producing security.
[b] All or a portion of these securities are on loan. At December 31, 2006, the total market value of the portfolio’s securities on loan is $6,796,030 and the total market value of the collateral held by the portfolio is $7,180,302.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Finance	22.6	Producer Manufacturing	5.7
Money Market Investments	22.2	Process Industries	5.1
Technology Services	11.4	Consumer Services	5.1
Electronic Technology	9.6	Retail Trade	4.2
Health Care Technology	8.9	Other	19.4
Commercial & Professional Services	7.8		122.0

† Based on net assets.
See notes to financial statements.

16

STATEMENT OF ASSETS AND LIABILITIES December 31, 2006
	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including securities on loan,
valued at $6,796,030)—Note 1(b):
Unaffiliated issuers	29,807,448	32,559,578
Affiliated issuers	7,252,302	7,252,302
Cash		136,980
Dividends and interest receivable		78,942
Prepaid expenses		2,832
		40,030,634

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		27,717
Liability for securities on loan—Note 1(b)		7,180,302
Payable for investment securities purchased		146,999
Payable for shares of Beneficial Interest redeemed		1,356
Interest Payable		50
Accrued expenses		41,523
		7,397,947

Net Assets ($)		32,632,687

Composition of Net Assets ($):
Paid-in capital		26,383,377
Accumulated investment income—net		82,564
Accumulated net realized gain (loss) on investments		3,414,616
Accumulated net unrealized appreciation
(depreciation) on investments		2,752,130

Net Assets ($)		32,632,687

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	19,191,952	13,440,735
Shares Outstanding	892,154	635,285

Net Asset Value Per Share ($)	21.51	21.16

See notes to financial statements.

The Portfolio 17

STATEMENT OF OPERATIONS Year Ended December 31, 2006
Investment Income ($):
Income:
Cash dividends (net of $256 foreign taxes withheld at source):
Unaffiliated issuers	420,024
Affiliated issuers	7,809
Income from securities lending	40,565
Total Income	468,398
Expenses:
Investment advisory fee—Note 3(a)	308,490
Auditing fees	36,179
Distribution fees—Note 3(b)	35,927
Prospectus and shareholders’ reports	12,702
Custodian fees—Note 3(b)	11,329
Legal fees	1,683
Trustees’ fees and expenses—Note 3(c)	1,194
Interest expense—Note 2	322
Miscellaneous	153
Total Expenses	407,979
Less—waiver of fees due to undertaking—Note 3(a)	(13,476)
Net Expenses	394,503
Investment Income—Net	73,895

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	3,427,714
Net unrealized appreciation (depreciation) on investments	(860,769)
Net Realized and Unrealized Gain (Loss) on Investments	2,566,945
Net Increase in Net Assets Resulting from Operations	2,640,840

See notes to financial statements.
18

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2006	2005

Operations ($):
Investment income (loss)—net	73,895	(28,127)
Net realized gain (loss) on investments	3,427,714	5,238,844
Net unrealized appreciation
(depreciation) on investments	(860,769)	(3,586,099)
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,640,840	1,624,618

Dividends to Shareholders from ($):
Net realized gain on investments:
Initial shares	(2,983,883)	(1,097,280)
Service shares	(2,181,909)	(882,945)
Total Dividends	(5,165,792)	(1,980,225)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	2,215,586	4,091,471
Service shares	911,987	1,040,178
Dividends reinvested:
Initial shares	2,983,883	1,097,280
Service shares	2,181,909	882,945
Cost of shares redeemed:
Initial shares	(5,232,951)	(6,009,294)
Service shares	(4,065,831)	(3,050,618)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(1,005,417)	(1,948,038)
Total Increase (Decrease) in Net Assets	(3,530,369)	(2,303,645)

Net Assets ($):
Beginning of Period	36,163,056	38,466,701
End of Period	32,632,687	36,163,056
Undistributed investment income—net	82,564	5,312

The Portfolio 19

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Year Ended December 31,

	2006	2005

Capital Share Transactions:
Initial Shares
Shares sold	103,269	185,857
Shares issued for dividends reinvested	134,773	50,871
Shares redeemed	(247,311)	(271,360)
Net Increase (Decrease) in Shares Outstanding	(9,269)	(34,632)

Service Shares
Shares sold	43,616	47,206
Shares issued for dividends reinvested	100,042	41,356
Shares redeemed	(192,034)	(143,572)
Net Increase (Decrease) in Shares Outstanding	(48,376)	(55,010)

See notes to financial statements.
20

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

		Year Ended December 31,

Initial Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	22.94	23.06	21.92	14.85	18.53
Investment Operations:
Investment income (loss)—net [a]	.07	.01	(.08)	(.12)	(.09)
Net realized and unrealized
gain (loss) on investments	1.92	1.08	3.24	7.19	(3.59)
Total from Investment Operations	1.99	1.09	3.16	7.07	(3.68)
Distributions:
Dividends from net realized
gain on investments	(3.42)	(1.21)	(2.02)	—	—
Net asset value, end of period	21.51	22.94	23.06	21.92	14.85

Total Return (%)	8.24	5.07	14.42	47.61	(19.86)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.09	1.03	1.13	1.15	1.17
Ratio of net expenses
to average net assets	1.06	1.03	1.09	1.15	1.17
Ratio of net investment income
(loss) to average net assets	.30	.03	(.35)	(.67)	(.51)
Portfolio Turnover Rate	102.32	68.78	88.95	111.28	127.24

Net Assets, end of period ($ x 1,000)	19,192	20,677	21,590	19,102	11,777

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

The Portfolio 21

FINANCIAL HIGHLIGHTS (continued)
		Year Ended December 31,

Service Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	22.65	22.85	21.78	14.79	18.51
Investment Operations:
Investment income (loss)—net [a]	.02	(.05)	(.13)	(.16)	(.13)
Net realized and unrealized
gain (loss) on investments	1.91	1.06	3.22	7.15	(3.59)
Total from Investment Operations	1.93	1.01	3.09	6.99	(3.72)
Distributions:
Dividends from net realized
gain on investments	(3.42)	(1.21)	(2.02)	—	—
Net asset value, end of period	21.16	22.65	22.85	21.78	14.79

Total Return (%)	8.01	4.75	14.19	47.16	(20.04)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.33	1.28	1.38	1.41	1.43
Ratio of net expenses
to average net assets	1.27	1.28	1.32	1.41	1.43
Ratio of net investment income
(loss) to average net assets	.09	(.22)	(.59)	(.92)	(.79)
Portfolio Turnover Rate	102.32	68.78	88.95	111.28	127.24

Net Assets, end of period ($ x 1,000)	13,441	15,486	16,877	16,397	9,631

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company operating as a series company currently offering nine series, including the Emerging Leaders Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series. The portfolio’s investment objective is to provide capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the portfolio’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge.The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (continued)

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities listed on the National Market System, for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value. Bid price is used when no asked price is available.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board

24

of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the portfolio.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has an arrangement with the custodian bank whereby the portfolio receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the portfolio includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the portfolio may lend securities to qualified institutions. It is the portfolio’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the portfolio’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in

The Portfolio 25

NOTES TO FINANCIAL STATEMENTS (continued)

certain money market mutual funds managed by the Manager.The portfolio is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sus-

26

tained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 31, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the portfolio.

At December 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $55,433, undistributed capital gains $3,437,399 and unrealized appreciation $2,756,478.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2006. and December 31, 2005 were as follows: ordinary income $807,297 and $601,753 and long-term capital gains $4,358,495 and $1,378,472, respectively.

During the period ended December 31, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment for passive foreign investment companies and real estate investment trusts, the portfolio increased accumulated undistributed investment income-net by $3,357 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the line of credit during the period ended December 31, 2006, was $5,800, with a related weighted average annualized interest rate of 5.53% .

The Portfolio 27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .90% of the value of the portfolio’s average daily net assets and is payable monthly.

The Manager has agreed, from January 1, 2006 to December 31, 2007, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 1.50% of the value of the average daily net assets of their class. During the period ended December 31, 2006, the Manager waived receipt of fees of $13,476, pursuant to the undertaking.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2006, Service shares were charged $35,927 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2006, the portfolio was charged $151 pursuant to the transfer agency agreement.

The portfolio compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2006, the portfolio was charged $11,329 pursuant to the custody agreement.

28

During the period ended December 31, 2006, the portfolio was charged $4,204 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: investment advisory fees $24,905, Rule 12b-1 distribution plan fees $2,863, custodian fees $1,340, chief compliance officer fees $2,044, and transfer agency per account fees $26, which are offset against an expense reimbursement currently in effect in the amount of $3,461.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the SEC, the portfolio may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2006, amounted to $35,157,000 and $41,175,093, respectively.

At December 31, 2006, the cost of investments for federal income tax purposes was $37,055,402; accordingly, accumulated net unrealized appreciation on investments was $2,756,478, consisting of $4,456,405, gross unrealized appreciation and $1,699,927, gross unrealized depreciation.

The Portfolio 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Emerging Leaders Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Emerging Leaders Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Emerging Leaders Portfolio at December 31,2006,the results of its operations for the year then ended,the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York February 6, 2007
30

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby designates $2.8830 per share as a long-term capital gain distribution of the $3.4170 per share paid on March 31, 2006 and also the portfolio hereby designates 27.17% of the ordinary dividends paid during the fiscal year ended December 31, 2006 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2007 of the percentage applicable to the preparation of their 2006 income tax returns.

The Portfolio 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S

INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Trustees of Dreyfus Investment Portfolios (the “Company”) held on July 11-12, 2006, the Board considered the re-approval of the portfolio’s Investment Advisory Agreement for another one year term, pursuant to which the Manager provides the portfolio with investment advisory and administrative services.The Board mem-bers,none of whom are “interested persons”(as defined in the Investment Company Act of 1940, as amended) of the Company, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Portfolio. The Board members received a presentation from representatives of the Manager regarding services provided to the portfolio and other funds in the Dreyfus fund complex,and discussed the nature,extent and quality of the services provided to the portfolio pursuant to the portfolio’s Investment Advisory Agreement. The Manager’s representatives reviewed the portfolio’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Board members noted that the portfolio’s shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The Manager’s representatives noted the diversity of distribution of the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including that of the portfolio.The Board also reviewed the number of separate accounts investing in the portfolio, as well as the portfolio’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day portfolio operations, including portfolio accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting and compliance infrastructure.

32

Comparative Analysis of the Portfolio’s Investment Advisory Fee, Expense Ratio and Performance.The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the portfolio’s advisory fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in these reports were comparisons of contractual and actual advisory fee rates, total operating expenses and performance.The Manager furnished these reports to the Board along with a description of the methodology Lipper used to select the Expense Group and Expense Universe.

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the expense ratio of the portfolio’s Initial shares (which are not subject to a Rule 12b-1 plan) was the lowest of the Expense Group and below the Expense Universe median and that the expense ratio of the portfolio’s Service shares (which are subject to a Rule 12b-1 plan) was equal to the Expense Group median and was above the Expense Universe median. The Board considered the current fee waiver and expense reimbursement arrangement undertaken by the Manager, and noted that there were no fee waivers or expense reimbursements as of the portfolio’s most recent fiscal year end.

The Board members also reviewed the reports prepared by Lipper that presented the portfolio’s performance and placed significant emphasis on comparisons of performance to a group of comparable funds (the “Performance Group”) composed of the same funds included in the Expense Group and to a broader group of funds (the “Performance Universe”). The Manager also provided a comparison of the portfolio’s calendar year total returns to the returns of its benchmark index, which showed that the portfolio had outperformed

The Portfolio 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

the index for each of calendar years 2000-2003.The Board noted that the performance of the portfolio’s Initial shares was below the medians of the Performance Group and Performance Universe for the reported periods. Management stated that the portfolio’s relative underperformance in the short term was affected by weak stock selection in the technology sector.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included within the same Lipper category, as the portfolio (the “Similar Funds”), and by an account managed or sub-advised by the Manager or its affiliates with a similar investment objective and similar policies and strategies as the portfolio (the “Similar Account”). The Manager’s representatives explained the nature of the Similar Account and the differences, from the Manager’s perspective, in management of the Similar Account as compared to managing and providing services to the portfolio.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed the differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds and Similar Account to evaluate the appropriateness and reasonableness of the portfolio’s advisory fees.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the

34

methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the portfolio.The Board members evaluated the analysis in light of the relevant circumstances for the portfolio, noting that economies of scale may be realized as the portfolio’s assets increase and considering whether fee levels reflect these economies of scale for the benefit of portfolio investors. The Board members evaluated the profitability analysis in light of the relevant circumstances for the portfolio, including any decline in assets, and the extent to which economies of scale would be realized if the portfolio grows and whether fee levels reflect these economies of scale for the benefit of portfolio shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser to the portfolio, including any soft dollar arrangements with respect to trading the portfolio’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the portfolio as part of their evaluation of whether the fee under the Investment Advisory Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services. It was noted that the profitability percentage for managing the portfolio was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the portfolio was reasonable given the portfolio’s overall performance and generally superior service levels provided.The Board also noted the current fee waiver and expense reimbursement arrangement and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the portfolio’s Investment

The Portfolio 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations with respect to the portfolio:

• The Board concluded that the nature, extent and quality of the services provided by the Manager to the portfolio are adequate and appropriate.

• The Board was concerned with the portfolio’s relative underperfor-mance for the reported periods.

• The Board concluded that the fee paid to the Manager by the portfolio was reasonable in light of the services provided, comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the portfolio.

• The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the portfolio had been adequately considered by the Manager in connection with the advisory fee rate charged to the portfolio, and that, to the extent in the future it were determined that material economies of scale had not been shared with the portfolio, the Board would seek to have those economies of scale shared with the portfolio.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the portfolio’s Investment Advisory Agreement was in the best interests of the portfolio and its shareholders.

36

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63)
Chairman of the Board (1998)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 190
———————
Clifford L. Alexander, Jr. (73)
Board Member (1998)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 67
———————
Lucy Wilson Benson (79)
Board Member (1998)
Principal Occupation During Past 5 Years:
• President of Benson and Associates, consultants to business and government (1980-present)
Other Board Memberships and Affiliations:
• The International Executive Services Corps., Director Emeritus
• Citizens Network for Foreign Affairs,Vice Chairperson
• Council on Foreign Relations, Member
• Lafayette College Board of Trustees,Trustee Emeritus
• Atlantic Council of the U.S., Director
No. of Portfolios for which Board Member Serves: 35

The Portfolio 37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

David W. Burke (70)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 81
———————
Whitney I. Gerard (72)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 33
———————
George L. Perry (72)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 33
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York
10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Arthur A. Hartman, Emeritus Board Member

38

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 190 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1, 1998.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

The Portfolio 39

OFFICERS OF THE FUND (Unaudited) (continued)

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 206 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 202 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

40

For More Information

Telephone 1-800-554-4611 or 516-338-3300
Mail	The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Investments Division

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies relating to portfolio securities, and information regarding how the portfolio voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE PORTFOLIO

2	A Letter from the CEO
3	Discussion of Performance
6	Portfolio Performance
8	Understanding Your Portfolio’s Expenses
8	Comparing Your Portfolio’s Expenses
With Those of Other Funds
9	Statement of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
19	Financial Highlights
21	Notes to Financial Statements
28	Report of Independent Registered
Public Accounting Firm
29	Information About the Review
and Approval of the Portfolio’s
Investment Advisory Agreement
34	Board Members Information
36	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Investment Portfolios,
Founders Discovery Portfolio

The Portfolio

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Founders Discovery Portfolio, covering the 12-month period from January 1, 2006, through December 31, 2006.

2006 proved to be a good year for the financial markets.Virtually all sectors and capitalization ranges of the U.S. equity markets generated strong returns, especially over the second half of the year.A number of positive factors contributed to the markets’ gains in 2006, including an expanding domestic economy, subdued inflation, stabilizing interest rates, rising productivity and robust corporate profits.

In our analysis, 2006 provided an excellent reminder of the need for a long-term investment perspective. Adopting too short a time frame proved costly for some investors last year, as chasing recent winners often meant buying the next month’s losers. Indeed, history shows that reacting to near-term developments with extreme shifts in strategy rarely is the right decision.We believe that a better course of action is to set a portfolio mix to meet future goals, while attempting to ignore short term market fluctuations in favor of a longer-term view.

For information about how the portfolio performed during the reporting period, as well as market perspectives, we have provided a Discussion of Performance given by the portfolio manager.

Thank you for your continued confidence and support.We wish you good health and prosperity in 2007.

Thomas F. Eggers Chief Executive Officer The Dreyfus Corporation January 16, 2007
2

DISCUSSION OF PERFORMANCE

Randy Watts, Portfolio Manager

How did Dreyfus Investment Portfolios, Founders Discovery Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2006, the portfolio produced total returns of 5.82% for its Initial shares and 5.56% for its Service shares.1 In comparison, the Russell 2000 Growth Index, the portfolio’s benchmark, produced a total return of 13.35% for the reporting period.2

Small-cap growth stocks generally continued to produce attractive returns in an environment characterized by moderate economic growth and robust corporate earnings.Although the portfolio’s performance relative to its benchmark improved over the second half of the year, it was not enough to fully offset weakness during the first half of the reporting period stemming mainly from disappointing stock selections in the health care, information technology and energy sectors.

On a separate note, effective August 1, 2006, Randy Watts became the primary portfolio manager of the portfolio.

What is the portfolio’s investment approach?

The portfolio invests primarily in equity securities of small U.S.-based companies that we believe possess high growth potential. The portfolio may also invest in larger companies if, in our opinion, they represent better prospects for capital appreciation. Our strategy combines market economics with fundamental research.We assess current economic conditions and examine each sector of the Russell 2000 Growth Index to determine its market-capitalized weighting and estimate its relative performance.We generally give greater relative weight to sectors that we expect to outperform the overall market.Within each sector, we look for companies with solid market positions, visionary leadership and reasonable financial strength.We typically will sell a stock when we find a more attractive alternative, determine that its valuation is excessive, become aware of deteriorating fundamentals or change our assessment of its sector’s valuation.

What other factors influenced the portfolio’s performance?

Despite a sharp market correction in the spring of 2006 stemming from investors’ heightened interest-rate and inflation concerns, small-cap stocks generally advanced during the reporting period on the

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

strength of a growing U.S. economy and robust corporate earnings.As they have for the past several years, these favorable market conditions helped whet investors’ appetites for riskier, faster-growing companies. However, the margin of small-cap outperformance narrowed over the second half of the reporting period, when slowing economic growth caused investors to begin to turn toward larger, more value-oriented companies. As investor sentiment toward small-cap growth stocks waned, our security selection and risk management strategies became even more critical determinants of portfolio performance.

Indeed, after assuming responsibility for the portfolio’s management at the end of July, we moved quickly to alter its composition. We increased the number of holdings to reflect a more diversified risk management approach.At the same time, we intensified the portfolio’s focus on companies with track records of strong historical growth. Consequently, the average price-earnings ratio of the portfolio’s holdings fell below the benchmark, while the portfolio’s average growth rate exceeded that of the benchmark.

From August through December 2006, the portfolio began to achieve solid results in a number of sectors. Diversified financial services provider Dollar Financial Corp. and student loan provider First Marblehead helped boosted relative results in the financials sector, while biotechnol-ogy company InterMune contributed to outperformance in the health care sector. Beverage producer Hansen Natural was a top performer in the consumer staples sector due to expanded distribution of its products. A number of companies helped fuel above-average returns in the industrials sector, which was an area of emphasis for the portfolio. Driving performance in the industrials sector was air freight and logistics company HUB Group and industrial machinery manufacturer Robbins & Meyers.Conversely,weighing on the portfolio during this period was the investment technology sector, which despite generating strong perfor-mance,slightly lagged that of the benchmark.The biggest detractors came from the semiconductor segment, led by Ikanos Communications, which missed earnings, and the IT Services segment, led by payment processor and information management systems provider Wright Express,

However, these successes were offset by the portfolio’s lagging relative performance over the first half of 2006, when a handful of holdings in the medical technology industry and company-specific issues in the information technology area produced disappointing results.The portfolio’s energy holdings also generally underperformed the benchmark’s

4

energy component over the first half of 2006. During the second half of 2006, returns were held back when a few holdings — such as drug developer Covance and telecommunications equipment maker DSP Group — missed analysts’ earnings estimates by small margins, causing us to sell those positions.

What is the portfolio’s current strategy?

The portfolio ended 2006 with relatively light exposure to consumer discretionary and industrial companies and heavier participation in the investment technology and health care sectors.This positioning reflects our view that future economic conditions are uncertain, leading us to favor individual companies that we believe are poised to benefit from secular growth trends, not cyclical ones. For example, we have continued to find pockets of opportunities among online advertising companies and health care companies that can benefit from the aging of the baby boomers. In addition, as the economy slows and earnings growth becomes scarcer, we believe that investors may pay a premium for smaller companies with records of strong historical growth, including many of the companies in which the portfolio invests.

January 16, 2007

The portfolio is only available as a funding vehicle under various life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term
goals.The investment objective and policies of Dreyfus Investment Portfolios, Founders Discovery
Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of certain portfolio expenses by The Dreyfus Corporation pursuant to an agreement in effect through December 31, 2007, at which time it may be extended, terminated or modified.
Had these expenses not been absorbed, the portfolio’s returns would have been lower.
Part of the portfolio’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the portfolio’s performance. Currently, the portfolio is relatively small in asset size. IPOs tend to have a reduced effect on performance as a portfolio’s asset base grows.
[2]	SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Growth Index is an unmanaged index, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Portfolio 5

PORTFOLIO PERFORMANCE
Average Annual Total Returns	as of 12/31/06
	Inception			From
	Date	1 Year	5 Years	Inception

Initial shares	12/15/99	5.82%	1.10%	(2.58)%
Service shares	12/15/99	5.56%	0.94%	(2.73)%

The data for Service shares includes the results of Initial shares for the period prior to December 31, 2000
(inception date of Service shares). Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.
† Source: Lipper Inc.
Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
Part of the portfolio’s recent performance is attributable to positive returns from its initial public offering (IPO)
investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the portfolio’s performance. Currently, the portfolio is relatively small in asset size. IPOs tend to have a reduced effect on performance as a portfolio’s asset base grows.
The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

6

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios,
Founders Discovery Portfolio on 12/15/99 (inception date of Initial shares) to a $10,000 investment made in the
Russell 2000 Growth Index (the “Index”) on that date. For comparative purposes, the value of the Index on
11/30/99 is used as the beginning value on 12/15/99.
The portfolio’s Initial shares are not subject to a Rule 12b-1 fee.The portfolio’s Service shares are subject to a 0.25%
annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the portfolio’s Initial shares from their inception date through December 30, 2000, and the performance of the portfolio’s Service shares from
December 31, 2000 (inception date of Service shares) to December 31, 2006 (blended performance figures).The performance figures for each share class reflect certain expense reimbursements, without which the performance of each share class would have been lower. In addition, the blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower. All dividends and capital gain distributions are reinvested.
The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses (after any expense reimbursements).The Index is an unmanaged index, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.The Index does not take into account charges, fees and other expenses. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolio 7

UNDERSTANDING YOUR

PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Founders Discovery Portfolio from July 1, 2006 to December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2006
	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 5.55	$ 6.47
Ending value (after expenses)	$1,039.10	$1,038.50

COMPARING YOUR PORTFOLIO’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2006

	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 5.50	$ 6.41
Ending value (after expenses)	$1,019.76	$1,018.85

† Expenses are equal to the portfolio’s annualized expense ratio of 1.08% for Initial shares and 1.26% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS December 31, 2006
Common Stocks—97.2%	Shares	Value ($)

Air Freight & Logistics—2.5%
Hub Group, Cl. A	7,344 [a]	202,327
Pacer International	7,640	227,443
UTi Worldwide	7,800	233,220
		662,990
Airlines—1.1%
Alaska Air Group	7,160 [a]	282,820
Apparel Retail—2.3%
Aeropostale	5,060 [a]	156,202
bebe Stores	11,010 [b]	217,888
Cache	9,140 [a]	230,694
		604,784
Application Software—2.0%
BEA Systems	9,180 [a]	115,484
Epicor Software	10,910 [a]	147,394
Informatica	10,790 [a,b]	131,746
Ultimate Software Group	6,190 [a]	143,979
		538,603
Biotechnology—4.5%
Alnylam Pharmaceuticals	8,360 [a,b]	178,904
Applera—Celera Genomics Group	8,360 [a]	116,956
Array BioPharma	7,560 [a]	97,675
Enzon Pharmaceuticals	15,940 [a]	135,649
InterMune	10,240 [a,b]	314,880
Medarex	10,680 [a]	157,957
Rigel Pharmaceuticals	11,000 [a]	130,570
Vertex Pharmaceuticals	1,850 [a,b]	69,227
		1,201,818
Broadcasting & Cable Tv—.5%
LIN TV, Cl. A	13,320 [a]	132,534
Casinos & Gaming—.8%
Penn National Gaming	5,020 [a]	208,932
Coal & Consumable Fuels—.6%
GeoMet	14,100 [a,b]	146,640
Commercial & Professional Services—3.2%
Bright Horizons Family Solutions	8,040 [a]	310,826
Copart	9,500 [a]	285,000

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Commercial & Professional Services (continued)
Global Cash Access Holdings	16,030 [a]	260,167
		855,993
Communications Equipment—4.0%
Arris Group	14,370 [a]	179,769
MasTec	19,110 [a]	220,529
NETGEAR	10,010 [a]	262,762
Polycom	9,310 [a]	287,772
Sirenza Microdevices	14,390 [a]	113,105
		1,063,937
Computer Storage & Peripherals—1.5%
Brocade Communications Systems	21,590 [a]	177,254
Rackable Systems	7,280 [a,b]	225,462
		402,716
Construction & Engineering—3.0%
Quanta Services	17,280 [a,b]	339,898
Washington Group International	7,710 [a]	460,981
		800,879
Construction, Farm Machinery
& Heavy Trucks—1.0%
Bucyrus International, Cl. A	5,061	261,957
Consumer Finance—1.7%
Dollar Financial	7,230 [a]	201,428
First Cash Financial Services	10,060 [a]	260,252
		461,680
Consumer Services—1.2%
Jackson Hewitt Tax Service	9,080	308,448
Data Processing & Outsourced Services—.9%
Wright Express	7,370 [a]	229,723
Diversified Banks—.3%
Nara Bancorp	4,300	89,956
Diversified Financial Services—.8%
CapitalSource	7,960 [b]	217,388
Drug Retail—1.0%
Rite Aid	46,810 [a]	254,646
Electronic Equipment Manufacturers—.5%
Tektronix	4,740	138,266

10

Common Stocks (continued)	Shares	Value ($)

Electronic Manufacturing Services—1.6%
SMART Modular Technologies	32,190 [a]	433,277
Environmental & Facilities Services—2.1%
Central Parking	12,290	221,220
Stericycle	2,040 [a]	154,020
Team	5,290 [a]	184,251
		559,491
Fertilizers—.6%
American Vanguard	9,610 [b]	152,799
Food Distributors—1.7%
Performance Food Group	7,260 [a]	200,666
United Natural Foods	6,820 [a]	244,974
		445,640
Food Retail—.3%
Ruddick	3,300	91,575
Gold—.4%
Kinross Gold	8,800 [a,b]	104,544
Health Care Equipment—6.9%
ArthroCare	3,596 [a]	143,552
Cytyc	7,850 [a]	222,155
Integra LifeSciences Holdings	7,247 [a]	308,650
Natus Medical	17,200 [a]	285,692
PerkinElmer	7,090	157,611
Respironics	8,100 [a]	305,775
Thoratec	10,580 [a]	185,996
VIASYS Healthcare	7,640 [a]	212,545
		1,821,976
Health Care Facilities—2.5%
Community Health Systems	4,790 [a]	174,931
Triad Hospitals	2,860 [a]	119,634
United Surgical Partners International	5,390 [a]	152,806
VCA Antech	6,380 [a]	205,372
		652,743
Health Care Services—1.1%
Matria Healthcare	5,290 [a]	151,982
Pediatrix Medical Group	2,930 [a]	143,277
		295,259

The Portfolio 11

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Health Care Supplies—.5%
Arrow International	4,100	145,058
Integrated Telecommunication Services—1.1%
NeuStar, Cl. A	8,690 [a]	281,904
Internet Software & Services—5.0%
24/7 Real Media	52,590 [a]	475,940
Art Technology Group	73,970 [a]	172,350
DealerTrack Holdings	7,300 [a]	214,766
ValueClick	12,020 [a]	284,033
VeriSign	7,550 [a]	181,578
		1,328,667
Investment Banking & Brokerage—.8%
Piper Jaffray Cos.	3,300 [a]	214,995
Leisure Products—1.3%
Steiner Leisure	7,710 [a]	350,805
Life Sciences Tools & Services—1.2%
Exelixis	13,000 [a]	117,000
Thermo Fisher Scientific	4,460 [a]	201,993
		318,993
Managed Health Care—1.1%
Centene	11,680 [a]	286,978
Movies & Entertainment—1.4%
Lions Gate Entertainment	34,900 [a]	374,477
Multi-Line Insurance—.6%
Arch Capital Group	2,240 [a]	151,446
Oil & Gas Equipment & Services—4.1%
Dril-Quip	4,900 [a]	191,884
Hanover Compressor	7,210 [a]	136,197
Oil States International	7,160 [a]	230,767
Superior Well Services	8,190 [a]	209,336
W-H Energy Services	6,500 [a]	316,485
		1,084,669
Oil & Gas Exploration & Production—2.2%
Arena Resources	4,580 [a,b]	195,612
GMX Resources	3,570 [a,b]	126,735
Penn Virginia	3,850	269,654
		592,001

12

Common Stocks (continued)	Shares		Value ($)

Packaged Foods & Meats—.2%
Green Mountain Coffee Roasters	940	[a,b]	46,276
Personal Products—3.1%
Herbalife	3,620	[a]	145,379
Inter Parfums	14,450		277,295
Physicians Formula Holdings	14,410	[a]	269,323
Prestige Brands Holdings	11,000	[a]	143,220
			835,217
Pharmaceuticals—1.0%
Covance	2,170	[a]	127,835
Santarus	18,420	[a]	144,229
			272,064
Power Producers—1.1%
Ormat Technologies	7,770	[b]	286,091
Precious Metals & Minerals—1.1%
Hecla Mining	37,040	[a,b]	283,726
Property & Casualty Insurance—1.6%
Argonaut Group	6,410	[a]	223,453
First Mercury Financial	8,500	[a]	199,920
			423,373
Regional Banks—3.0%
Capitol Bancorp	4,720		218,064
Financial Institutions	3,340		76,987
First Midwest Bancorp/IL	3,730		144,276
First State Bancorporation/NM	5,680		140,580
Umpqua Holdings	7,330		215,722
			795,629
Reinsurance—.8%
Montpelier Re Holdings	11,000		204,710
Restaurants—2.4%
California Pizza Kitchen	4,300	[a]	143,233
Ruth’s Chris Steak House	16,113	[a]	294,546
Texas Roadhouse, Cl. A	15,200	[a]	201,552
			639,331
Semiconductor Equipment—1.9%
Cymer	3,260	[a]	143,277
FormFactor	5,070	[a]	188,858

The Portfolio 13

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Semiconductor Equipment (continued)
Rudolph Technologies	11,450 [a]	182,284
		514,419
Semiconductors—4.3%
AMIS Holdings	13,470 [a]	142,378
Micrel	10,710 [a]	115,454
MoSys	13,400 [a]	123,950
Silicon Image	9,830 [a]	125,038
Standard Microsystems	4,730 [a]	132,345
Supertex	6,900 [a]	270,825
Tessera Technologies	5,940 [a]	239,620
		1,149,610
Soft Drinks—1.5%
Hansen Natural	6,700 [a,b]	225,656
National Beverage	12,070 [b]	169,342
		394,998
Specialized Finance—1.1%
Portfolio Recovery Associates	6,440 [a,b]	300,684
Specialty Stores—.5%
Tractor Supply	2,790 [a,b]	124,741
Steel—1.2%
Cleveland-Cliffs	3,400	164,696
Schnitzer Steel Industries, Cl. A	4,070	161,579
		326,275
Trading Companies & Distributors—2.5%
Interline Brands	5,000 [a]	112,350
MSC Industrial Direct, Cl. A	7,350	287,753
UAP Holding	10,790	271,692
		671,795
Total Common Stocks
(cost $23,455,839)		25,820,946

Other Investment—3.1%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $834,000)	834,000 [c]	834,000

14

Investment of Cash Collateral
for Securities Loaned—16.8%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $4,447,454)	4,447,454 [c]	4,447,454

Total Investments (cost $28,737,293)	117.1%	31,102,400
Liabilities, Less Cash and Receivables	(17.1%)	(4,541,068)
Net Assets	100.0%	26,561,332

[a] Non-income producing security.
[b] All or a portion of these securities are on loan. At December 31, 2006, the total market value of the portfolio’s securities on loan is $3,303,046 and the total market value of the collateral held by the portfolio is $4,447,454.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Money Market Investments	19.9	Commercial & Professional Services	3.2
Health Care Equipment	6.9	Personal Products	3.1
Internet Software & Services	5.0	Construction & Engineering	3.0
Biotechnology	4.5	Regional Banks	3.0
Semiconductors	4.3	Other	56.1
Oil & Gas Equipment & Services	4.1
Communications Equipment	4.0		117.1

† Based on net assets.
See notes to financial statements.

The Portfolio 15

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $3,303,046)—Note 1(b):
Unaffiliated issuers	23,455,839	25,820,946
Affiliated issuers	5,281,454	5,281,454
Receivable for investment securities sold		971,100
Dividends receivable		13,255
Prepaid expenses		988
		32,087,743

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		28,649
Liability for securities on loan—Note 1(b)		4,447,454
Cash overdraft due to Custodian		844,369
Payable for investment securities purchased		164,225
Accrued expenses		41,714
		5,526,411

Net Assets ($)		26,561,332

Composition of Net Assets ($):
Paid-in capital		29,064,736
Accumulated undistributed investment income—net		3,231
Accumulated net realized gain (loss) on investments		(4,871,742)
Accumulated net unrealized appreciation
(depreciation) on investments		2,365,107

Net Assets ($)		26,561,332

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	24,388,368	2,172,964
Shares Outstanding	2,354,576	212,071

Net Asset Value Per Share ($)	10.36	10.25

See notes to financial statements.
16

STATEMENT OF OPERATIONS Year Ended December 31, 2006
Investment Income ($):
Income:
Cash dividends (net of $320 foreign taxes withheld at source):
Unaffiliated issuers	66,443
Affiliated issuers	31,075
Interest	14,544
Income from securities lending	34,684
Total Income	146,746
Expenses:
Investment advisory fee—Note 3(a)	239,833
Auditing fees	36,419
Custodian fees—Note 3(b)	19,591
Prospectus and shareholders’ reports	17,345
Distribution fees—Note 3(b)	6,261
Legal fees	1,430
Trustees’ fees and expenses—Note 3(c)	957
Loan commitment fees—Note 2	208
Miscellaneous	8,219
Total Expenses	330,263
Less—waiver of fees due to
undertaking—Note 3(a)	(37,745)
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(860)
Net Expenses	291,658
Investment (Loss)—Net	(144,912)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	948,847
Net unrealized appreciation (depreciation) on investments	684,000
Net Realized and Unrealized Gain (Loss) on Investments	1,632,847
Net Increase in Net Assets Resulting from Operations	1,487,935

See notes to financial statements.

The Portfolio 17

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2006	2005

Operations ($):
Investment (loss)—net	(144,912)	(168,286)
Net realized gain (loss) on investments	948,847	3,515,976
Net unrealized appreciation
(depreciation) on investments	684,000	(3,350,978)
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,487,935	(3,288)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	2,609,819	3,683,886
Service shares	156,640	145,106
Cost of shares redeemed:
Initial shares	(3,466,049)	(2,839,882)
Service shares	(831,518)	(455,122)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(1,531,108)	533,988
Total Increase (Decrease) in Net Assets	(43,173)	530,700

Net Assets ($):
Beginning of Period	26,604,505	26,073,805
End of Period	26,561,332	26,604,505
Undistributed investment income—net	3,231	—

Capital Share Transactions (Shares):
Initial Shares
Shares sold	259,059	391,230
Shares redeemed	(344,445)	(300,019)
Net Increase (Decrease) in Shares Outstanding	(85,386)	91,211

Service Shares
Shares sold	16,193	15,646
Shares redeemed	(83,723)	(48,933)
Net Increase (Decrease) in Shares Outstanding	(67,530)	(33,287)

See notes to financial statements.
18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

		Year Ended December 31,

Initial Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	9.79	9.80	8.92	6.55	9.81
Investment Operations:
Investment (loss)—net [a]	(.05)	(.06)	(.08)	(.09)	(.08)
Net realized and unrealized
gain (loss) on investments	.62	.05	.96	2.46	(3.18)
Total from Investment Operations	.57	(.01)	.88	2.37	(3.26)
Net asset value, end of period	10.36	9.79	9.80	8.92	6.55

Total Return (%)	5.82	(.10)	9.87	36.18	(33.23)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.21	1.21	1.26	1.41	1.39
Ratio of net expenses
to average net assets	1.08	1.16	1.26	1.41	1.34
Ratio of net investment (loss)
to average net assets	(.53)	(.64)	(.94)	(1.15)	(1.06)
Portfolio Turnover Rate	241.94	199.86	113.02	120.85	132.08

Net Assets, end of period ($ x 1,000)	24,388	23,891	23,027	15,918	8,881

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

The Portfolio 19

FINANCIAL HIGHLIGHTS (continued)
		Year Ended December 31,

Service Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	9.70	9.74	8.88	6.53	9.78
Investment Operations:
Investment (loss)—net [a]	(.07)	(.08)	(.11)	(.09)	(.09)
Net realized and unrealized
gain (loss) on investments	.62	.04	.97	2.44	(3.16)
Total from Investment Operations	.55	(.04)	.86	2.35	(3.25)
Net asset value, end of period	10.25	9.70	9.74	8.88	6.53

Total Return (%)	5.56	(.31)	9.68	35.99	(33.23)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.42	1.46	1.50	1.69	1.64
Ratio of net expenses
to average net assets	1.26	1.39	1.50	1.50	1.46
Ratio of net investment (loss)
to average net assets	(.71)	(.87)	(1.19)	(1.23)	(1.17)
Portfolio Turnover Rate	241.94	199.86	113.02	120.85	132.08

Net Assets, end of period ($ x 1,000)	2,173	2,713	3,047	3,117	2,369

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering nine series, including the Founders Discovery Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series. The portfolio’s investment objective is capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the portfolio’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Founders Asset Management LLC (“Founders”) serves as the portfolio’s sub-investment adviser. Founders is a wholly-owned subsidiary of Dreyfus Service Corporation which is a wholly-owned subsidiary of Dreyfus.

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”) is the distributor of the portfolio’s shares, which are sold without a sales charge.The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights. Income, expenses (other

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (continued)

than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations, expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures

22

approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the portfolio.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has an arrangement with the custodian bank whereby the portfolio receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the portfolio includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of Dreyfus, the portfolio may lend securities to qualified institutions. It is the portfolio’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (continued)

loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus.The portfolio is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the portfolio’s tax returns to determine

24

whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the portfolio.

At December 31, 2006, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $4,791,096 and unrealized appreciation $2,287,692.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2006. If not applied, $731,917 of the carryover expires in fiscal 2009, $3,800,802 expires in fiscal 2010 and $258,377 expires in fiscal 2011.

During the period ended December 31, 2006, as a result of permanent book to tax differences primarily due to the tax treatment for net operating losses and real estate investment trusts, the portfolio increased accumulated undistributed investment income-net by $148,143, increased accumulated net realized gain (loss) on investments by $140 and decreased paid-in capital by $148,283. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowing. During the period ended December 31, 2006, the portfolio did not borrow under the Facility.

The Portfolio 25

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .90% of the value of the portfolio’s average daily net assets and is payable monthly.

Dreyfus has agreed, from January 1, 2006 to December 31, 2007, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, do not exceed 1.08% for its Initial Shares and 1.26% for its Service Shares. During the period ended December 31, 2006, Dreyfus waived receipt of fees of $37,745, pursuant to the undertaking.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Founders, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio’s average daily net assets, computed at the following annual rates:

Average Net Assets
0 to $100 million	25%
$100 million to $1 billion	20%
$1 billion to $1.5 billion	16%
$1.5 billion	10%

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2006, Service shares were charged $6,261 pursuant to the Plan.

26

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2006, the portfolio was charged $132 pursuant to the transfer agency agreement.

The portfolio compensates Mellon Bank, N.A., an affiliate of Dreyfus, under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2006, the portfolio was charged $19,591 pursuant to the custody agreement.

During the period ended December 31, 2006, the portfolio was charged $4,204 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: investment advisory fees $21,483, Rule 12b-1 distribution plan fees $462, custodian fees $4,638, chief compliance officer fees $2,044 and transfer agency per account fees $22.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the SEC, the portfolio may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money markets mutual funds have been waived by Dreyfus.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2006, amounted to $62,715,911 and $63,773,161, respectively.

At December 31, 2006, the cost of investments for federal income tax purposes was $28,814,708; accordingly, accumulated net unrealized appreciation on investments was $2,287,692, consisting of $2,609,534 gross unrealized appreciation and $321,842 gross unrealized depreciation.

The Portfolio 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Founders Discovery Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Founders Discovery Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Founders Discovery Portfolio at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York February 6, 2007
28

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S

INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Trustees of Dreyfus Investment Portfolios (the “Company”) held on July 11-12, 2006, the Board considered the re-approval of the portfolio’s Investment Advisory Agreement for another one year term, pursuant to which the Manager provides the portfolio with investment advisory and administrative services, and of the Sub-Investment Advisory Agreement between the Manager and Founders Asset Management LLC (“Founders”), an affiliate of the Manager, pursuant to which Founders provides day-to-day management of the portfolio’s portfolio subject to the Manager’s oversight.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Company, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Portfolio. The Board members received a presentation from representatives of the Manager regarding services provided to the portfolio and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the portfolio pursuant to the portfolio’s Investment Advisory Agreement, and by Founders pursuant to the Sub-Investment Advisory Agreement.The Manager’s representatives reviewed the portfolio’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Board members noted that the portfolio’s shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The Manager’s representatives noted the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including that of the portfolio.The Board also reviewed the number of separate accounts investing in the portfolio, as well as the portfolio’s asset size.

The Board members also considered Founders’ research and portfolio management capabilities and that the Manager also provides oversight of day-to-day portfolio operations, including portfolio accounting and

The Portfolio 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting and compliance infrastructure, as well as the Manager’s supervisory activities over Founders.

Comparative Analysis of the Portfolio’s Investment Advisory Fee, Expense Ratio and Performance.The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the portfolio’s advisory fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in these reports were comparisons of contractual and actual advisory fee rates, total operating expenses and performance.The Manager furnished these reports to the Board along with a description of the methodology Lipper used to select the Expense Group and Expense Universe.

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the expense ratio of the portfolio’s Initial shares (which are not subject to a Rule 12b-1 plan) ranked in the fourth quintile of the Expense Group and in the third quintile of the Expense Universe, noting that the expense ratios of the Initial shares and the portfolio’s Service shares (which are subject to a Rule 12b-1 plan) were above the Expense Group and Expense Universe medians. The Board considered the current fee waiver and expense reimbursement arrangement undertaken by the Manager.

The Board members also reviewed the reports prepared by Lipper that presented the portfolio’s performance and placed significant emphasis on comparisons of performance to a group of comparable funds (the “Performance Group”) composed of the same funds included in the Expense Group and to a broader group of funds (the “Performance Universe”).The Manager also provided a comparison of the portfolio’s calendar year total returns to the returns of its benchmark index.The

30

Board noted that the performance of the portfolio’s Initial shares was below the medians of the Performance Group and Performance Universe for the reported periods. The Board members considered management’s efforts to improve performance by proposing that the Board appoint a new primary portfolio manager of the portfolio, effective on or about August 1, 2006.

Representatives of the Manager noted that the Manager or its affiliates do not manage other mutual funds or accounts with similar investment objectives, policies and strategies as the portfolio.

The Board considered the fee to Founders in relation to the fee paid to the Manager and the respective services provided by Founders and the Manager. The Board also noted that Founders’ fee is paid by the Manager and not by the portfolio.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the portfolio.The Board members evaluated the analysis in light of the relevant circumstances for the portfolio, noting that economies of scale may be realized as the portfolio’s assets increase and considering whether fee levels reflect these economies of scale for the benefit of portfolio investors. The Board members evaluated the profitability analysis in light of the relevant circumstances for the portfolio, including any decline in assets, and the extent to which economies of scale

The Portfolio 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

would be realized if the portfolio grows and whether fee levels reflect these economies of scale for the benefit of portfolio shareholders.The Board members also considered potential benefits to the Manager and Founders from acting as investment adviser and sub-investment adviser, respectively, to the portfolio, including any soft dollar arrangements with respect to trading the portfolio’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the portfolio as part of their evaluation of whether the fee under the Investment Advisory Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services. Since the Manager, and not the portfolio, pays Founders pursuant to the Sub-Investment Advisory Agreement, the Board did not consider Founders’ profitability to be relevant to the deliberations. It was noted that the profitability percentage for managing the portfolio was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the portfolio was reasonable given the portfolio’s overall performance and generally superior service levels provided.The Board also noted the current fee waiver and expense reimbursement arrangement and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the portfolio’s Investment Advisory Agreement and Sub-Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations with respect to the portfolio:

• The Board concluded that the nature, extent and quality of the services provided by the Manager and Founders to the portfolio are adequate and appropriate.

32

• While the Board was concerned with the portfolio’s total return performance, it noted management’s efforts to improve the portfolio’s performance by appointing a new primary portfolio manager.

• The Board concluded that the fee paid to the Manager by the portfolio was reasonable in light of the services provided, comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the portfolio and that the fee paid by the Manager to Founders is reasonable and appropriate.

• The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the portfolio had been adequately considered by the Manager in connection with the advisory fee rate charged to the portfolio, and that, to the extent in the future it were determined that material economies of scale had not been shared with the portfolio, the Board would seek to have those economies of scale shared with the portfolio.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the portfolio’s Investment Advisory Agreement and Sub-Investment Advisory Agreement were in the best interests of the portfolio and its shareholders.

The Portfolio 33

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63)
Chairman of the Board (1998)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 190
———————
Clifford L. Alexander, Jr. (73)
Board Member (1998)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 67
———————
Lucy Wilson Benson (79)
Board Member (1998)
Principal Occupation During Past 5 Years:
• President of Benson and Associates, consultants to business and government (1980-present)
Other Board Memberships and Affiliations:
• The International Executive Services Corps., Director Emeritus
• Citizens Network for Foreign Affairs,Vice Chairperson
• Council on Foreign Relations, Member
• Lafayette College Board of Trustees,Trustee Emeritus
• Atlantic Council of the U.S., Director
No. of Portfolios for which Board Member Serves: 35

34

David W. Burke (70)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 81
———————
Whitney I. Gerard (72)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 33
———————
George L. Perry (72)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 33
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York
10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Arthur A. Hartman, Emeritus Board Member

The Portfolio 35

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 190 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1, 1998.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

36

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 206 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 202 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

The Portfolio 37

For More Information

Telephone 1-800-554-4611 or 516-338-3300
Mail	The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Investments Division

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies relating to portfolio securities, and information regarding how the portfolio voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E P O R T F O L I O

2	A Letter from the CEO
3	Discussion of Performance
6	Portfolio Performance
8	Understanding Your Portfolio’s Expenses
8	Comparing Your Portfolio’s Expenses
With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
21	Notes to Financial Statements
28	Report of Independent Registered
Public Accounting Firm
29	Important Tax Information
30	Information About the Review
and Approval of the Portfolio’s
Investment Advisory Agreement
35	Board Members Information
37	Officers of the Fund

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Investment Portfolios,
Founders Growth Portfolio

The Portfolio

A LETTER FROM THE CEO
Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Founders Growth Portfolio, covering the 12-month period from January 1, 2006, through December 31, 2006.

2006 proved to be a good year for the financial markets.Virtually all sectors and capitalization ranges of the U.S. equity markets generated strong returns, especially over the second half of the year.A number of positive factors contributed to the markets’ gains in 2006, including an expanding domestic economy, subdued inflation, stabilizing interest rates, rising productivity and robust corporate profits.

In our analysis, 2006 provided an excellent reminder of the need for a long-term investment perspective. Adopting too short a time frame proved costly for some investors last year, as chasing recent winners often meant buying the next month’s losers. Indeed, history shows that reacting to near-term developments with extreme shifts in strategy rarely is the right decision.We believe that a better course of action is to set a portfolio mix to meet future goals, while attempting to ignore short term market fluctuations in favor of a longer-term view.

For information about how the portfolio performed during the reporting period, as well as market perspectives, we have provided a Discussion of Performance given by the portfolio manager.

Thank you for your continued confidence and support.We wish you good health and prosperity in 2007.

2

DISCUSSION OF PERFORMANCE

John B. Jares, CFA, Portfolio Manager

How did Dreyfus Investment Portfolio, Founders Growth Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2006, the portfolio achieved a total return of 13.76% for its Initial shares and 13.78% for its Service shares.1 In comparison, the portfolio’s benchmark, the Russell 1000 Growth Index (the “Index”), returned 9.07% for the same period.2

High energy prices, concerns regarding consumer spending and a continuation of interest-rate increases by the Federal Reserve Board (the “Fed”) constrained stock prices during the first half of 2006. However, stabilizing oil prices, an end to the Fed’s interest-rate increases and expectations of an economic “soft landing” helped support a sustained market rally in the second half of the reporting period.The portfolio’s returns were higher than the Index, primarily due to successful stock selection strategies in a majority of the market sectors in which the portfolio invested.

What is the portfolio’s investment approach?

To pursue the portfolio’s goal of long-term capital growth, the portfolio invests primarily in stocks of well-established, high-quality “growth” companies. Using a “bottom-up” approach, we focus on individual stock selection and look for high-quality companies with strong performance records, solid market positions, reasonable financial strength and continuous operating records of three years or more. The portfolio generally seeks investment opportunities in companies that we believe have fundamental strengths that indicate the potential for growth of earnings per share. The portfolio may invest up to 30% of its assets in foreign securities, and up to 25% of its assets in any one foreign country.

What other factors influenced the portfolio’s performance?

2006 generally proved to be a weak year for consumer spending. Resurgent energy prices,higher interest rates and a slowing housing market weighed on consumers and stock prices over the first half of the year. Continued geopolitical unrest in the Middle East and other parts of the world also dampened the market’s performance early in the year.

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

However, the market experienced a rally in the third and fourth quarters, which was fueled mainly by improving investor sentiment as the Fed refrained from further rate hikes and the U.S. economy slowed gradually, apparently with little risk of recession, helping to relieve inflation fears.

The success of the portfolio’s stock selection strategy in the information technology sector, which advanced only moderately in the Index, was the greatest driver of the portfolio’s relative performance in 2006.The portfolio’s top overall performers included several information technology companies, including hardware manufacturers Cisco Systems, Apple Computer and Hewlett-Packard, as well as software giant Microsoft. Cisco Systems reported robust earnings growth and remained well-positioned for the next generation of voice and data technology to hit the consumer market. Apple continued to benefit from the success of its iPod digital music players and other new products.

Strong stock selections within the consumer discretionary sector also boosted the portfolio’s relative performance as stocks of consumer-oriented companies such as apparel retailer Kohl’s, which was sold during the reporting period, and media companies Pixar and The Walt Disney Company rose significantly during the reporting period. Pixar’s stock price increased due to its acquisition by Disney. Disney benefited from new management and the favorable performances of recent movie releases, its television subsidiaries and theme parks.The energy and industrials sectors also contributed positively to the portfolio’s performance. Integrated energy producer Exxon Mobil led the portfolio’s energy investments higher. Airlines such as Continental Airlines bolstered the portfolio’s return in the industrials sector, as the industry began to recover amid numerous consolidations and newly implemented cost and infrastructure efficiencies.

On the other hand, the telecommunication services sector represented the portfolio’s most disappointing sector of 2006, as relatively poor stock picking led to underperformance compared to the benchmark. Wireless telephone service provider Sprint, which was sold during the reporting period and the main driver of this sector’s weak performance, lost market share to its competitors in spite of its acquisition of Nextel, a stock the portfolio did not own.The health care sector also hampered the portfolio’s results. Medical device makers Boston Scientific and Medtronic, which were sold during the reporting period, struggled in

4

a sluggish cardiac rhythm management market. Advanced Medical Optics’ new intraocular lens was less successful than expected, which caused the company’s stock to decline and eventually be sold. Finally the portfolio did not invest in any utilities stocks during the reporting period, which proved to be a drag on returns.

What is the portfolio’s current strategy?

We have continued to find attractive investment opportunities among individual companies, particularly in the information technology sec-tor.We also have identified a number of opportunities in the health care sector, as a fair amount of underperformance among health care firms in 2006 has produced more attractive valuations. In addition, we have continued to find investment candidates in the biotechnology industry as business fundamentals improve and stock valuations have moderated. As always, we intend to continue to rely on our bottom-up research process to seek companies that, in our judgment, have the potential to post superior revenue and earnings growth.

January 16, 2007
The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term
goals.The investment objective and policies of Dreyfus Investment Portfolios, Founders Growth
Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of certain portfolio expenses by The Dreyfus Corporation pursuant to an agreement in effect through December 31, 2007, at which time it may be extended, terminated or modified.
Had those expenses not been absorbed, the portfolio’s returns would have been lower.
Part of the portfolio’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on portfolio performance. Currently, the portfolio is relatively small in asset size. IPOs tend to have a reduced effect on performance as a portfolio’s asset base grows.
[2]	SOURCE: LIPPER, INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Growth Index is a widely accepted, unmanaged large-cap index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Portfolio 5

PORTFOLIO PERFORMANCE
Average Annual Total Returns	as of 12/31/06
	Inception			From
	Date	1 Year	5 Years	Inception

Initial shares	9/30/98	13.76%	3.78%	2.94%
Service shares	9/30/98	13.78%	3.77%	2.91%

The data for Service shares includes the results of Initial shares for the period prior to December 31, 2000
(inception date of Service shares). Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.
† Source: Lipper Inc.
Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
Part of the portfolio’s recent performance is attributable to positive returns from its initial public offering (IPO)
investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the portfolio’s performance. Currently, the portfolio is relatively small in asset size. IPOs tend to have a reduced effect on performance as a portfolio’s asset base grows.
The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios,
Founders Growth Portfolio on 9/30/98 (inception date of Initial shares) to a $10,000 investment made in the Russell
1000 Growth Index (the “Index”) on that date.
6

The portfolio’s Initial shares are not subject to a Rule 12b-1 fee.The portfolio’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the portfolio’s Initial shares from their inception date through December 30, 2000, and the performance of the portfolio’s Service shares from December 31, 2000 (inception date of Service shares) to December 31, 2006 (blended performance figures).The performance figures for each share class reflect certain expense reimbursements, without which the performance of each share class would have been lower. In addition, the blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower. All dividends and capital gain distributions are reinvested.

The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses (after any expense reimbursements).The Russell 1000 Growth Index is a widely accepted, unmanaged large-cap index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.The Index does not take into account charges, fees and other expenses. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolio 7

UNDERSTANDING YOUR

PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor,you pay ongoing expenses,such as management fees and other expenses.Using the information below,you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Founders Growth Portfolio from July 1, 2006 to December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2006
	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 5.31	$ 5.31
Ending value (after expenses)	$1,128.00	$1,127.30

COMPARING YOUR PORTFOLIO’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2006

	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 5.04	$ 5.04
Ending value (after expenses)	$1,020.21	$1,020.21

† Expenses are equal to the portfolio’s annualized expense ratio of .99% for Initial shares and .99% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS December 31, 2006
Common Stocks—97.3%	Shares	Value ($)

Aerospace & Defense—.6%
Empresa Brasileira de Aeronautica, ADR	2,600	107,718
Airlines—1.9%
AMR	3,742 [a]	113,121
Continental Airlines, Cl. B	3,418 [a,b]	140,992
US Airways Group	1,461 [a]	78,675
		332,788
Apparel Retail—1.1%
Gap	4,434	86,463
Limited Brands	3,400	98,396
		184,859
Application Software—1.6%
Autodesk	4,033 [a]	163,175
Cognos	2,861 [a]	121,478
		284,653
Asset Management & Custody Banks—.7%
State Street	1,870	126,113
Biotechnology—2.7%
Amgen	2,957 [a]	201,993
Genzyme	1,453 [a]	89,476
MedImmune	5,786 [a]	187,293
		478,762
Broadcasting & Cable Tv—1.3%
Comcast, Cl. A (Special)	5,235 [a]	219,242
Building Products—.7%
Masco	4,313	128,829
Coal—.4%
Peabody Energy	1,722	69,586
Communications Equipment—5.6%
Cisco Systems	20,151 [a]	550,727
Corning	7,900 [a]	147,809
Motorola	5,121	105,288
Nokia, ADR	8,596	174,671
		978,495

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares		Value ($)

Computer & Electronics Retail—1.1%
Best Buy	3,712		182,593
Computer Hardware—6.2%
Apple Computer	4,101	[a]	347,929
Diebold	5,186		241,668
Hewlett-Packard	9,650		397,483
Sun Microsystems	16,658	[a]	90,286
			1,077,366
Computer Storage & Peripherals—2.1%
EMC/Massachusetts	9,269	[a]	122,351
SanDisk	1,910	[a]	82,187
Seagate Technology	6,382		169,123
			373,661
Consumer Electronics—.4%
Harman International Industries	685		68,438
Data Processing & Outsourced Services—1.1%
Automatic Data Processing	3,043		149,868
Western Union	1,983		44,459
			194,327
Department Stores—1.4%
Federated Department Stores	6,569		250,476
Diversified Chemicals—.8%
E.I. du Pont de Nemours & Co.	3,038		147,981
Diversified Financial Services—2.3%
Citigroup	2,160		120,312
JPMorgan Chase & Co.	5,667		273,716
			394,028
Environmental & Facilities Services—.8%
Waste Management	4,016		147,668
Exchange Traded Funds—3.3%
iShares Russell 1000 Growth Index Fund	4,910		270,197
NASDAQ-100 Index Trust Series 1	3,337	[b]	144,025
Standard & Poor’s Depository Receipts (Tr. Ser. 1)	1,180	[b]	167,194
			581,416

10

Common Stocks (continued)	Shares	Value ($)

Food Distributors—.6%
SYSCO	2,963	108,920
Food Retail—.7%
Safeway	3,699	127,837
Health Care Equipment—1.6%
Zimmer Holdings	3,571 [a]	279,895
Home Entertainment Software—1.6%
Electronic Arts	5,584 [a]	281,210
Home Furnishing Retail—.3%
Williams-Sonoma	1,678	52,756
Hotels, Resorts & Cruise Lines—.4%
Marriott International, Cl. A	1,546	73,775
Household Products—4.0%
Colgate-Palmolive	5,379	350,926
Procter & Gamble	5,309	341,209
		692,135
Hypermarkets & Super Centers—2.1%
Wal-Mart Stores	7,889	364,314
Industrial Conglomerates—3.3%
General Electric	15,558	578,913
Integrated Oil & Gas—3.5%
Chevron	1,952	143,531
Exxon Mobil	6,164	472,347
		615,878
Internet Software & Services—2.7%
Google, Cl. A	747 [a]	343,979
Yahoo!	4,711 [a]	120,319
		464,298
Investment Banking & Brokerage—4.5%
Charles Schwab	17,895	346,089
Goldman Sachs Group	1,221	243,406
Morgan Stanley	2,444	199,015
		788,510

The Portfolio 11

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

It Consulting & Services—.9%
Accenture, Cl. A	4,334	160,055
Life Sciences Tools & Services—1.0%
Thermo Fisher Scientific	3,938 [a]	178,352
Movies & Entertainment—1.1%
Walt Disney	5,687	194,893
Multi-Line Insurance—.8%
American International Group	1,960	140,454
Oil & Gas Equipment & Services—1.2%
Schlumberger	3,412	215,502
Packaged Foods & Meats—1.8%
Cadbury Schweppes, ADR	2,075 [b]	89,080
Dean Foods	3,131 [a]	132,379
Unilever (NY Shares)	3,434	93,577
		315,036
Personal Products—1.6%
Avon Products	8,585	283,648
Pharmaceutical—8.4%
Allergan	2,203	263,787
Bristol-Myers Squibb	3,421	90,041
Covance	1,495 [a]	88,070
Eli Lilly & Co.	1,607	83,725
Johnson & Johnson	5,326	351,623
Pfizer	5,378	139,290
Schering-Plough	10,559	249,615
Wyeth	3,892	198,181
		1,464,332
Property & Casualty Insurance—1.6%
Allstate	4,254	276,978
Semiconductor Equipment—1.9%
ASML Holding (NY Shares)	9,416 [a]	231,916
KLA-Tencor	1,892	94,127
		326,043

12

Common Stocks (continued)	Shares	Value ($)

Semiconductors—2.4%
Broadcom, Cl. A	2,643 [a]	85,395
Linear Technology	3,900	118,248
Marvell Technology Group	3,633 [a]	69,717
Texas Instruments	5,223	150,422
		423,782
Soft Drinks—1.8%
PepsiCo	4,926	308,121
Specialized Finance—.9%
Chicago Mercantile
Exchange Holdings	162	82,580
Nasdaq Stock Market	2,342 [a]	72,110
		154,690
Specialty Stores—1.5%
AutoZone	609 [a]	70,376
Tiffany & Co.	4,689	183,996
		254,372
Systems Software—7.5%
Adobe Systems	8,830 [a]	363,090
Microsoft	25,607	764,625
Oracle	10,999 [a]	188,523
		1,316,238
Tobacco—1.5%
Altria Group	3,158	271,020
Total Common Stocks
(cost $14,103,990)		17,040,956

Other Investment—2.5%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $439,000)	439,000 [c]	439,000

The Portfolio 13

STATEMENT OF INVESTMENTS (continued)
Investment of Cash Collateral
for Securities Loaned—3.2%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $559,457)	559,457 [c]	559,457

Total Investments (cost $15,102,447)	103.0%	18,039,413
Liabilities, Less Cash and Receivables	(3.0%)	(522,751)
Net Assets	100.0%	17,516,662

ADR—American Depository Receipts
[a] Non-income producing security.
[b] All or a portion of these securities are on loan. At December 31, 2006, the total market value of the portfolio’s securities on loan is $541,297 and the total market value of the collateral held by the portfolio is $559,457.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Pharmaceutical	8.4	Household Products	4.0
Systems Software	7.5	Integrated Oil & Gas	3.5
Computer Hardware	6.2	Exchange Traded Funds	3.3
Money Market Investments	5.7	Industrial Conglomerates	3.3
Communications Equipment	5.6	Other	51.0
Investment Banking & Brokerage	4.5		103.0

† Based on net assets.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including securities on loan,
valued at $541,297)—Note 1(b):
Unaffiliated issuers	14,103,990	17,040,956
Affiliated issuers	998,457	998,457
Cash		8,511
Receivable for investment securities sold		202,081
Dividends and interest receivable		21,605
Prepaid expenses		1,633
		18,273,243

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		10,932
Liability for securities on loan—Note 1(b)		559,457
Payable for investment securities purchased		146,111
Accrued expenses		40,081
		756,581

Net Assets ($)		17,516,662

Composition of Net Assets ($):
Paid-in capital		28,852,014
Accumulated undistibuted investment income—net		54,394
Accumulated net realized gain (loss) on investments		(14,326,712)
Accumulated net unrealized appreciation
(depreciation) on investments		2,936,966

Net Assets ($)		17,516,662

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	13,150,521	4,366,141
Shares Outstanding	938,676	312,082

Net Asset Value Per Share ($)	14.01	13.99

See notes to financial statements.

The Portfolio 15

STATEMENT OF OPERATIONS Year Ended December 31, 2006
Investment Income ($):
Income:
Cash dividends (net of $1,038 foreign taxes withheld at source):
Unaffiliated issuers	198,329
Affiliated issuers	22,570
Interest	5,016
Income from securities lending	855
Total Income	226,770
Expenses:
Investment advisory fee—Note 3(a)	133,448
Professional fees	36,114
Prospectus and shareholders’ reports	11,331
Distribution fees—Note 3(b)	11,109
Custodian fees—Note 3(b)	8,966
Trustees’ fees and expenses—Note 3(c)	819
Loan commitment fees—Note 2	322
Miscellaneous	7,012
Total Expenses	209,121
Less—waiver of fees due to undertaking—Note 3(a)	(36,416)
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(593)
Net Expenses	172,112
Investment Income—Net	54,658

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,167,323
Net unrealized appreciation (depreciation) on investments	1,047,914
Net Realized and Unrealized Gain (Loss) on Investments	2,215,237
Net Increase in Net Assets Resulting from Operations	2,269,895

See notes to financial statements.
16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2006	2005

Operations ($):
Investment income—net	54,658	51,341
Net realized gain (loss) on investments	1,167,323	2,333,582
Net unrealized appreciation
(depreciation) on investments	1,047,914	(1,580,457)
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,269,895	804,466

Dividends to Shareholders from ($):
Investment income—net:
Initial shares	(38,728)	(42,733)
Service shares	(12,744)	(10,865)
Total Dividends	(51,472)	(53,598)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	860,867	333,541
Service shares	280,851	336,390
Dividends reinvested:
Initial shares	38,728	42,733
Service shares	12,744	10,865
Cost of shares redeemed:
Initial shares	(3,065,978)	(3,313,092)
Service shares	(1,418,614)	(986,967)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(3,291,402)	(3,576,530)
Total Increase (Decrease) in Net Assets	(1,072,979)	(2,825,662)

Net Assets ($):
Beginning of Period	18,589,641	21,415,303
End of Period	17,516,662	18,589,641
Undistributed investment income—net	54,394	51,208

The Portfolio 17

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Year Ended December 31,

	2006	2005

Capital Share Transactions:
Initial Shares
Shares sold	66,097	28,560
Shares issued for dividends reinvested	3,021	3,722
Shares redeemed	(235,801)	(282,116)
Net Increase (Decrease) in Shares Outstanding	(166,683)	(249,834)

Service Shares
Shares sold	21,908	29,299
Shares issued for dividends reinvested	995	947
Shares redeemed	(111,708)	(83,728)
Net Increase (Decrease) in Shares Outstanding	(88,805)	(53,482)

See notes to financial statements.
18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

		Year Ended December 31,

Initial Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	12.35	11.84	11.03	8.44	11.77
Investment Operations:
Investment income (loss)—net [a]	.04	.03	.07	.01	(.01)
Net realized and unrealized
gain (loss) on investments	1.66	.51	.80	2.58	(3.31)
Total from Investment Operations	1.70	.54	.87	2.59	(3.32)
Distributions:
Dividends from investment income—net	(.04)	(.03)	(.06)	—	(.01)
Net asset value, end of period	14.01	12.35	11.84	11.03	8.44

Total Return (%)	13.76	4.61	7.86	30.69	(28.25)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.11	1.11	1.00	1.09	1.09
Ratio of net expenses
to average net assets	.96	1.00	.97	1.00	1.00
Ratio of net investment income
(loss) to average net assets	.32	.26	.65	.08	(.08)
Portfolio Turnover Rate	104.63	125.05	114.49	126.24	165.08

Net Assets, end of period ($ x 1,000)	13,151	13,646	16,045	16,725	14,442

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

The Portfolio 19

FINANCIAL HIGHLIGHTS (continued)
		Year Ended December 31,

Service Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	12.33	11.82	11.02	8.43	11.76
Investment Operations:
Investment income (loss)—net [a]	.04	.03	.07	.01	(.01)
Net realized and unrealized
gain (loss) on investments	1.66	.51	.79	2.58	(3.31)
Total from Investment Operations	1.70	.54	.86	2.59	(3.32)
Distributions:
Dividends from investment income—net	(.04)	(.03)	(.06)	—	(.01)
Net asset value, end of period	13.99	12.33	11.82	11.02	8.43

Total Return (%)	13.78	4.63	7.68	30.72	(28.21)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.36	1.36	1.25	1.35	1.34
Ratio of net expenses
to average net assets	.99	1.00	1.00	1.00	1.00
Ratio of net investment income
(loss) to average net assets	.28	.26	.63	.09	(.06)
Portfolio Turnover Rate	104.63	125.05	114.49	126.24	165.08

Net Assets, end of period ($ x 1,000)	4,366	4,944	5,370	5,719	4,333

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering nine series, including the Founders Growth Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series. The portfolio’s investment objective is to provide long-term capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the portfolio’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Founders Asset Management LLC (“Founders”) serves as the portfolio’s sub-investment adviser. Founders is a wholly-owned subsidiary of Dreyfus Service Corporation, which is a wholly-owned subsidiary of Dreyfus.

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”) is the distributor of the portfolio’s shares, which are sold without a sales charge.The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (continued)

attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities listed on the National Market System, for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of secu-

22

rities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the portfolio.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has an arrangement with the custodian bank whereby the portfolio receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the portfolio includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Dreyfus, the portfolio may lend securities to qualified institutions. It is the portfolio’s policy, that at origination, all loans

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (continued)

are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus.The portfolio is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sus-

24

tained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the portfolio.

At December 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $54,394, accumulated capital losses $14,027,871 and unrealized appreciation $2,638,125.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2006. If not applied, $8,308,795 the carryover expires in fiscal 2009 and $5,719,076 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2006 and December 31, 2005, were as follows: ordinary income $51,472 and $53,598, respectively.

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowing. During the period ended December 31, 2006, the portfolio did not borrow under the Facility.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75% of the value of the portfolio’s average daily net assets and is payable monthly.

The Portfolio 25

NOTES TO FINANCIAL STATEMENTS (continued)

Dreyfus has agreed, from January 1, 2006 to December 31, 2007, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended December 31, 2006, Dreyfus waived receipt of fees of $36,416, pursuant to the undertaking.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Founders, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio’s average daily net assets, computed at the following annual rates:

Average Net Assets
0 to $100 million	25%
$100 million to $1 billion	20%
$1 billion to $1.5 billion	16%
In excess of $1.5 billion	10%

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2006, Service shares were charged $11,109 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2006, the portfolio was charged $66 pursuant to the transfer agency agreement.

26

The portfolio compensates Mellon Bank, N.A., an affiliate of Dreyfus, under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2006, the portfolio was charged $8,966 pursuant to the custody agreement.

During the period ended December 31, 2006, the portfolio was charged $4,204 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: investment advisory fees $11,243, Rule 12b-1 distribution plan fees $932, custodian fees $582, chief compliance officer fees $2,044 and transfer agency per account fees $12, which are offset against an expense reimbursement currently in effect in the amount of $3,881.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the SEC, the portfolio may invest its available cash balances in affiliated money market mutual Funds. Management Fees of the underlying money market Funds have been waived by Dreyfus.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2006, amounted to $18,121,235 and $21,886,754, respectively.

At December 31, 2006, the cost of investments for federal income tax purposes was $15,401,288; accordingly, accumulated net unrealized appreciation on investments was $2,638,125, consisting of $3,019,712 gross unrealized appreciation and $381,587 gross unrealized depreciation.

The Portfolio 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Founders Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Founders Growth Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned by the custodian as of December 31, 2006 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Founders Growth Portfolio at December 31,2006,the results of its operations for the year then ended,the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York February 6, 2007
28

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2006 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2007 of the percentage applicable to the preparation of their 2006 income tax returns.

The Portfolio 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S

INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Trustees of Dreyfus Investment Portfolios (the “Company”) held on July 11-12, 2006, the Board considered the re-approval of the portfolio’s Investment Advisory Agreement for another one year term, pursuant to which the Manager provides the portfolio with investment advisory and administrative services, and of the Sub-Investment Advisory Agreement between the Manager and Founders Asset Management LLC (“Founders”), an affiliate of the Manager, pursuant to which Founders provides day-to-day management of the portfolio’s portfolio subject to the Manager’s oversight.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Company, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Portfolio. The Board members received a presentation from representatives of the Manager regarding services provided to the portfolio and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the portfolio pursuant to the portfolio’s Investment Advisory Agreement, and by Founders pursuant to the Sub-Investment Advisory Agreement. The Manager’s representatives reviewed the portfolio’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Board members noted that the portfolio’s shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Manager’s representatives noted the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including that of the portfolio. The Board also reviewed the number of separate accounts investing in the portfolio, as well as the portfolio’s asset size.

The Board members also considered Founders’ research and portfolio management capabilities and that the Manager also provides oversight of day-to-day portfolio operations, including portfolio accounting and

30

administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting and compliance infrastructure, as well as the Manager’s supervisory activities over Founders.

Comparative Analysis of the Portfolio’s Investment Advisory Fee, Expense Ratio and Performance.The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the portfolio’s advisory fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in these reports were comparisons of contractual and actual advisory fee rates, total operating expenses and performance.The Manager furnished these reports to the Board along with a description of the methodology Lipper used to select the Expense Group and Expense Universe.

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the expense ratio of the portfolio’s Initial shares (which are not subject to a Rule 12b-1 plan) ranked in the third quintile of the Expense Group and in the fourth quintile of the Expense Universe, noting that the expense ratio of the Initial shares was equal to the Expense Group median and above the Expense Universe median and that the expense ratio of the portfolio’s Service shares (which are subject to a Rule 12b-1 plan) was above the Expense Group and Expense Universe medians.The Board considered that the current fee waiver and expense reimbursement arrangement undertaken by the Manager had caused the portfolio’s expense ratio to equal the Expense Group median.

The Board members also reviewed the reports prepared by Lipper that presented the portfolio’s performance and placed significant emphasis on comparisons of performance to a group of comparable funds (the “Performance Group”) composed of the same funds included in the

The Portfolio 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Expense Group and to a broader group of funds (the “Performance Universe”).The Manager also provided a comparison of the portfolio’s calendar year total returns to the returns of its benchmark index.The Board noted that the performance of the portfolio’s Initial shares was equal to the medians of the Performance Group for the 1- and 2-year periods, was below the medians for the 3- and 4-year periods, and was above the median for the 5-year period, ended May 31, 2006, and was below the Performance Universe medians for the reported periods.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included within the same Lipper category, as the portfolio (the “Similar Funds”). Representatives of the Manager also noted that there were no other accounts managed or sub-advised by the Manager or its affiliates with similar investment objectives, policies and strategies as the portfolio. The Board analyzed the differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the services provided; it was noted that the Similar Funds had the same aggregate advisory fees as that borne by the port-folio.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the portfolio’s advisory fees.

The Board considered the fee to Founders in relation to the fee paid to the Manager and the respective services provided by Founders and the Manager. The Board also noted that Founders’ fee is paid by the Manager and not by the portfolio.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board members also had been informed that the methodology had been

32

reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the portfolio.The Board members evaluated the analysis in light of the relevant circumstances for the portfolio, noting that economies of scale may be realized as the portfolio’s assets increase and considering whether fee levels reflect these economies of scale for the benefit of portfolio investors.The Board members evaluated the profitability analysis in light of the relevant circumstances for the portfolio, including any decline in assets, and the extent to which economies of scale would be realized if the portfolio grows and whether fee levels reflect these economies of scale for the benefit of portfolio shareholders. The Board members also considered potential benefits to the Manager and Founders from acting as investment adviser and sub-investment adviser, respectively, to the portfolio, including any soft dollar arrangements with respect to trading the portfolio’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the portfolio as part of their evaluation of whether the fee under the Investment Advisory Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services. Since the Manager, and not the portfolio, pays Founders pursuant to the Sub-Investment Advisory Agreement, the Board did not consider Founders’ profitability to be relevant to the deliberations. It was noted that the profitability percentage for managing the portfolio was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the portfolio was reasonable given the portfolio’s overall performance and generally superior service levels provided. The Board also noted the current fee waiver and expense reimbursement arrangement and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the portfolio’s Investment

The Portfolio 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Advisory Agreement and Sub-Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations with respect to the portfolio:

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager and Founders to the portfolio are adequate and appropriate.
  The Board was satisfied with the portfolio’s overall total return performance.
  The Board concluded that the fee paid to the Manager by the port- folio was reasonable in light of the services provided, comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the portfolio and that the fee paid by the Manager to Founders is rea- sonable and appropriate.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the portfolio had been adequately considered by the Manager in connection with the advisory fee rate charged to the portfolio, and that, to the extent in the future it were determined that material economies of scale had not been shared with the port- folio, the Board would seek to have those economies of scale shared with the portfolio.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the portfolio’s Investment Advisory Agreement and Sub-Investment Advisory Agreement were in the best interests of the portfolio and its shareholders.

34

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63)
Chairman of the Board (1998)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 190
———————
Clifford L. Alexander, Jr. (73)
Board Member (1998)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 67
———————
Lucy Wilson Benson (79)
Board Member (1998)
Principal Occupation During Past 5 Years:
• President of Benson and Associates, consultants to business and government (1980-present)
Other Board Memberships and Affiliations:
• The International Executive Services Corps., Director Emeritus
• Citizens Network for Foreign Affairs,Vice Chairperson
• Council on Foreign Relations, Member
• Lafayette College Board of Trustees,Trustee Emeritus
• Atlantic Council of the U.S., Director
No. of Portfolios for which Board Member Serves: 35

The Portfolio 35

BOARD MEMBERS INFORMATION (Unaudited) (continued)

David W. Burke (70)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 81
———————
Whitney I. Gerard (72)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 33
———————
George L. Perry (72)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 33
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York
10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Arthur A. Hartman, Emeritus Board Member

36

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and director of the Manager, and an officer of 90 investment companies (comprised of 190 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1, 1998.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

The Portfolio 37

OFFICERS OF THE FUND (Unaudited) (continued)

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 206 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 202 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

38

NOTES

For More Information

Telephone 1-800-554-4611 or 516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Investments Division

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies relating to portfolio securities, and information regarding how the portfolio voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE PORTFOLIO

2	A Letter from the CEO
3	Discussion of Performance
6	Portfolio Performance
8	Understanding Your Portfolio’s Expenses
8	Comparing Your Portfolio’s Expenses
With Those of Other Funds
9	Statement of Investments
14	Statement of Financial Futures
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
21	Notes to Financial Statements
30	Report of Independent Registered
Public Accounting Firm
31	Important Tax Information
32	Information About the Review
and Approval of the Portfolio’s
Investment Advisory Agreement
37	Board Members Information
39	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Investment Portfolios,
Founders International
Equity Portfolio

The Portfolio

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Founders International Equity Portfolio, covering the 12-month period from January 1, 2006, through December 31, 2006.

2006 proved to be a good year for the financial markets, with most economic sectors and geographic regions of the global equity markets generating strong returns.A number of positive factors contributed to gains in international developed and developing markets, including an expanding global economy, rising commodity prices, financial reforms in key emerging markets, falling trade barriers, rising standards of living and robust corporate profits.

In our analysis, 2006 provided an excellent reminder of the need for a long-term investment perspective. Adopting too short a time frame proved costly for some investors last year, as chasing recent winners sometimes meant buying the next month’s losers. Indeed, history shows that reacting to near-term developments with extreme shifts in strategy rarely is the right decision.We believe that a better course of action is to set a portfolio mix to meet future goals, while attempting to ignore short term market fluctuations in favor of a longer-term view.

For information about how the portfolio performed during the reporting period, as well as market perspectives, we have provided a Discussion of Performance given by the portfolio managers.

Thank you for your continued confidence and support.We wish you good health and prosperity in 2007.

Thomas F. Eggers Chief Executive Officer The Dreyfus Corporation January 16, 2007
2

DISCUSSION OF PERFORMANCE

Remi J. Browne, CFA, and Jeffrey R. Sullivan, CFA, Portfolio Managers

How did Dreyfus Investment Portfolios, Founders International Equity Portfolio perform relative to its benchmarks?

For the 12-month reporting period ended December 31, 2006, the portfolio returned 25.32% for its Initial shares and 25.30% for its Service shares.1 In comparison, the portfolio’s benchmarks, the Morgan Stanley Capital International (MSCI) World ex U.S. Index and the MSCI World ex U.S. Growth Index, produced total returns of 25.71% and 22.12%, respectively, for the same time period.2,3

During the reporting period, international equity markets continued to rally, supported by strong economic data and robust mergers-and-acquisitions (M&A) activity in Europe. The portfolio benefited from the favorable European investment environment, as holdings across several sectors and countries boosted returns, enabling the portfolio to roughly match the return of the MSCI World ex U.S. Index, but handily beating the MSCI World ex U.S. Growth Index.

What is the portfolio’s investment approach?

To pursue its goal of long-term capital growth, the portfolio normally invests at least 80% of its assets in equity securities of foreign companies, characterized as “growth” companies. We invest primarily in at least three foreign countries, but may not invest more than 50% of the portfolio’s assets in any one country. Although the portfolio intends to invest its assets outside the United States,it may invest in U.S.-based com-panies.When choosing stocks, we focus on individual stock selection.We do not attempt to predict interest rates or market movements. Rather, we choose investments on a company-by-company basis, searching for what we believe are well-managed, well-positioned companies.

What other factors influenced the portfolio’s performance?

Europe proved to be a primary driver of performance for the portfolio and its benchmarks in 2006, as continued increases in economic growth and M&A activity fueled rising equity markets. Conversely,

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

the Japanese market underperformed in 2006 as the Bank of Japan raised interest rates and ended its ultra loose monetary policy.

We attribute the portfolio’s relative performance mainly to the success of our stock selection strategy. Holdings in the materials, telecommunication services and consumer staples sectors were among the stronger contributors to the portfolio’s relative performance. From a country perspective, stocks in the United Kingdom, Germany and Hong Kong helped boost the portfolio’s relative returns. However, weak security selections in the consumer discretionary and industrials sectors proved to be a drag on relative performance, as were some holdings in France, Australia and Sweden.

Overall, the portfolio’s holdings in the materials and telecommunication services sectors ranked among its top performers in 2006. In the materials sector, U.K. metals and mining company Xstrata performed well due to rising commodity prices and a beneficial Canadian acquisition, which transformed the company into a truly diversified mining concern and boosted its stock price in the second half of the year.The stock price of German-based steel producer ThyssenKrupp rose amid vigorous M&A activity within its industry, as rumors of a takeover bid for the company persisted.

Telecommunication-services holding China Mobile also aided the portfolio’s relative performance, as the Hong Kong-based company increased its market share in China, leading to solid profit growth. Finally, telecommunications services provider Telenor’s stock price climbed mainly due to strong performance from its Russian subsidiary.

Japanese consumer discretionary holdings were responsible for a large portion of the portfolio’s underperforming stocks during the reporting period. Electronics retailer Yamada Denki, which was sold during the reporting period, lost value when investors took profits in the previously strong-performing stock. Sony’s stock was sold during the reporting period in the wake of two detrimental announcements: a laptop battery recall and a delay in the initial launch date of its next-generation gaming system, PlayStation 3. In the industrials sector, EADS, a French-listed aerospace company, underperformed due to news of production delays and cost overruns for its Airbus A380 commercial airliner. Japanese industrials holding Sumitomo Electric Industries, maker of cable systems

4

for automobiles, also sold during the reporting period, hampered the portfolio’s relative returns as rising commodity costs, specifically copper, weighed on the company’s financial results.

What is the portfolio’s current strategy?

We have maintained our strategy of allocating the fund’s assets to various geographical and market sectors in proportions that roughly match those of the benchmark, which we believe enables us to add value through our bottom-up security selection process.We continue to look for companies that combine above average earnings growth with strong business momentum and that trade at reasonable valuations.

January 16, 2007

Investing in foreign companies involves special risks, including changes in currency rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity. An investment in this portfolio should be considered only as a supplement to an overall investment program.
The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term
goals.The investment objective and policies of Dreyfus Investment Portfolios, Founders
International Equity Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not been comparable to, those of any other Dreyfus fund/portfolio.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of certain portfolio expenses by The Dreyfus Corporation pursuant to an agreement in effect through December 31, 2007, at which time it may be extended, terminated or modified.
Had those expenses not been absorbed, the portfolio’s returns would have been lower.
[2]	SOURCE: LIPPER, INC. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International (MSCI) World ex U.S.
Index is an unmanaged index of global stock market performance, excluding the United States, consisting solely of equity securities.
[3]	SOURCE: Morgan Stanley Capital International Inc. – Reflects reinvestment of dividends and, where applicable, capital gain distribution.The Morgan Stanley Capital International (MSCI)
World ex U.S. Growth Index measures global developed market equity performance of growth securities outside of the United States.

The Portfolio 5

PORTFOLIO PERFORMANCE
Average Annual Total Returns	as of 12/31/06
	Inception			From
	Date	1 Year	5 Years	Inception

Initial shares	9/30/98	25.32%	11.63%	7.82%
Service shares	9/30/98	25.30%	11.62%	7.83%

The data for Service shares includes the results of Initial shares for the period prior to December 31, 2000
(inception date of Service shares). Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.
† Source: Lipper Inc.
†† Source: Morgan Stanley Capital International Inc.
Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios,

6

Founders International Equity Portfolio on 9/30/98 (inception date of Initial shares) to a $10,000 investment made in each of the Morgan Stanley Capital International World ex U.S. Index (the “MSCI World (ex U.S.) Index”) and
the Morgan Stanley Capital International World ex U.S. Growth Index (the “MSCI World (ex U.S.) Growth
Index”) on that date.
The portfolio’s Initial shares are not subject to a Rule 12b-1 fee.The portfolio’s Service shares are subject to a 0.25%
annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the portfolio’s Initial shares from their inception date through December 30, 2000, and the performance of the portfolio’s Service shares from
December 31, 2000 (inception date of Service shares) to December 31, 2006 (blended performance figures).The performance figures for each share class reflect certain expense reimbursements, without which the performance of each share class would have been lower. In addition, the blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower. All dividends and capital gain distributions are reinvested.
The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses (after any expense reimbursements).The MSCI World (ex U.S.) Index is an unmanaged index of global stock market performance, excluding the U.S., consisting solely of equity securities and includes net dividends reinvested.The MSCI World (ex
U.S.) Growth Index measures global developed market equity performance of growth securities outside of the U.S.The indices do not take into account charges, fees and other expenses. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolio 7

UNDERSTANDING YOUR

PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor,you pay ongoing expenses,such as management fees and other expenses.Using the information below,you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Founders International Equity Portfolio from July 1, 2006 to December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2006
	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 7.83	$ 7.83
Ending value (after expenses)	$1,141.20	$1,141.10

COMPARING YOUR PORTFOLIO’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2006

	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 7.37	$ 7.37
Ending value (after expenses)	$1,017.90	$1,017.90

† Expenses are equal to the portfolio’s annualized expense ratio of 1.45% for Initial shares and 1.45% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS December 31, 2006
Common Stocks—93.5%	Shares	Value ($)

Australia—3.0%
BHP Billiton	9,550	190,755
Orica	4,800	92,087
QBE Insurance Group	3,500	79,720
		362,562
Belgium—2.8%
Delhaize Group	1,460	121,666
InBev	3,240	213,519
		335,185
Canada—5.2%
Bank of Nova Scotia	1,300	58,118
Canadian National Railway	3,380	145,218
Cognos	1,600 [a]	68,028
IPSCO	1,100	103,431
Teck Cominco, Cl. B	1,700	128,222
TransCanada	1,700	59,239
Yellow Pages Income Fund (Units)	5,900	65,156
		627,412
China—.9%
Foxconn International Holdings	34,000 [a]	111,905
Denmark—1.8%
Carlsberg, Cl. B	1,110	110,204
Novo Nordisk, Cl. B	1,190	99,088
		209,292
Finland—.5%
Neste Oil	1,800	54,703
France—9.3%
BNP Paribas	1,406	153,345
Capgemini	1,000	62,747
Groupe Danone	800	121,192
PPR	400	59,751
Sanofi-Aventis	690	63,691
Schneider Electric	1,040	115,417
Societe Generale	950	161,216
Total	2,474	178,415
Vivendi	4,990	194,976
		1,110,750

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Germany—4.7%
BASF	1,610	156,899
Bayerische Motoren Werke	1,000	57,535
E.ON	490	66,788
MAN	1,070	96,664
Merck	1,090	113,242
ThyssenKrupp	1,640	77,238
		568,366
Greece—.5%
Alpha Bank	1,800	54,394
Hong Kong—1.7%
China Mobile	16,300	141,142
Esprit Holdings	6,000	67,151
		208,293
Ireland—1.5%
Allied Irish Banks	2,300	68,289
C & C Group	6,400	113,591
		181,880
Italy—2.7%
ENI	4,860	163,410
Intesa Sanpaolo	20,710	159,874
		323,284
Japan—21.0%
Ajinomoto	5,000	66,073
Canon	4,550	256,101
Fujitsu	11,000	86,311
Honda Motor	5,800	229,008
Matsushita Electric Industrial	2,000	39,904
Mitsubishi	7,700	144,899
Mitsubishi Electric	16,200	147,799
Mitsui & Co.	9,000	134,582
Mitsui Chemicals	9,000	69,257
Mizuho Financial Group	7	49,985
Nikon	4,000	87,705
ORIX	760	219,952
Pacific Management	21	46,045
Shin-Etsu Chemical	2,300	153,997

10

Common Stocks (continued)	Shares	Value ($)

Japan (continued)
SUMCO	1,400	118,318
Sumitomo Trust & Banking	10,000	104,843
Takeda Pharmaceutical	1,300	89,226
TDK	700	55,631
Tokyo Electron	1,900	149,721
Toshiba	9,000	58,596
Toyota Motor	3,100	207,300
		2,515,253
Netherlands—3.8%
ASML Holding	2,600 [a]	64,639
Heineken	1,170	55,628
ING Groep	6,110	270,828
SBM Offshore	2,000	68,751
		459,846
Norway—2.2%
Orkla	1,610	91,152
Telenor	8,900	167,366
		258,518
Spain—3.9%
ACS-Actividades de Construccion y Servicios	2,810	158,372
Banco Santander Central Hispano	5,090	94,975
Repsol YPF	1,770	61,195
Telefonica	7,140	151,882
		466,424
Sweden—1.1%
Telefonaktiebolaget LM Ericsson, Cl. B	16,100	65,002
Volvo, Cl. B	1,000	68,847
		133,849
Switzerland—6.9%
ABB	3,400	60,948
Baloise-Holding	990	98,927
Credit Suisse Group	2,370	165,758
Holcim	1,170	107,219
Roche Holding	1,870	335,216
Swiss Reinsurance	700	59,496
		827,564

The Portfolio 11

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

United Kingdom—20.0%
AstraZeneca	2,060	110,718
Aviva	4,020	64,724
Barclays	4,769	68,190
Barratt Developments	2,700	65,313
BP	12,413	137,978
British Airways	18,400 [a]	190,111
BT Group	19,850	117,224
GlaxoSmithKline	10,780	283,783
HBOS	4,660	103,324
International Power	25,520	190,822
J Sainsbury	18,700	149,899
Marks & Spencer Group	9,820	137,911
Michael Page International	9,330	82,647
National Grid	5,700	82,283
Next	2,200	77,565
Royal Bank of Scotland Group	3,180	124,137
Royal Dutch Shell, Cl. A	1,750	61,185
Royal Dutch Shell, Cl. B	600	21,036
Tate & Lyle	3,600	54,189
Xstrata	5,470	273,209
		2,396,248
Total Common Stocks
(cost $8,320,861)		11,205,728

Preferred Stocks—1.9%

Germany;
Fresenius
(cost $167,177)	1,090	233,087

	Principal
Short-Term Investment—.2%	Amount ($)	Value ($)

U.S. Treasury Bill;
4.93%, 3/15/07
(cost $19,805)	20,000 [b]	19,810

12

Other Investment—3.3%		Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $400,000)		400,000 [c]	400,000

Total Investments (cost $8,907,843)		98.9%	11,858,625

Cash and Receivables (Net)		1.1%	132,115

Net Assets		100.0%	11,990,740

[a] Non-income producing security.
[b]	All or partially held by a broker as collateral for open financial futures positions.
[c]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Diversified Banks	10.1	Semiconductor Equipment	2.8
Pharmaceutical	9.1	Department Stores	2.3
Diversified Metals & Mining	4.9	Diversified Financial Services	2.3
Automobile Manufacturers	4.1	Food Retail	2.3
Brewers	3.9	Trading Companies & Distributors	2.3
Integrated Oil & Gas	3.8	Other	43.9
Telecommunication Services	3.6
Short-Term/Money Market Investments	3.5		98.9

† Based on net assets.
See notes to financial statements.

The Portfolio 13

STATEMENT OF FINANCIAL FUTURES

December 31, 2006

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 12/31/2006 ($)

Financial Futures Long:
MSCI PAN EURO	10	321,481	March 2007	4,990
TOPIX	1	141,345	March 2007	3,990
				8,980

See notes to financial statements.
14

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	8,507,843	11,458,625
Affiliated issuers	400,000	400,000
Cash		137,321
Cash denominated in foreign currencies	49,064	48,789
Dividends and Interest receivable		19,835
Prepaid expenses		860
		12,065,430

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		11,641
Payable for futures variation margin—Note 4(a)		1,161
Accrued expenses		61,888
		74,690

Net Assets ($)		11,990,740

Composition of Net Assets ($):
Paid-in capital		11,861,749
Accumulated undistributed investment income—net		86,420
Accumulated net realized gain (loss) on investments		(2,917,231)
Accumulated net unrealized appreciation (depreciation) on
investments and foreign currency transactions (including
$8,980 net unrealized appreciation on financial futures)		2,959,802

Net Assets ($)		11,990,740

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	9,645,139	2,345,601
Shares Outstanding	473,445	115,073

Net Asset Value Per Share ($)	20.37	20.38

See notes to financial statements.

The Portfolio 15

STATEMENT OF OPERATIONS Year Ended December 31, 2006
Investment Income ($):
Income:
Cash dividends (net of $26,781 foreign taxes withheld at source):
Unaffiliated issuers	235,732
Affiliated issuers	5,816
Interest	6,461
Total Income	248,009
Expenses:
Investment advisory fee—Note 3(a)	111,715
Custodian fees	64,606
Auditing fees	33,018
Prospectus and shareholders’ reports	8,101
Distribution fees—Note 3(b)	5,702
Trustees’ fees and expenses—Note 3(c)	576
Legal fees	465
Loan commitment fees—Note 2	81
Miscellaneous	15,082
Total Expenses	239,346
Less—waiver of fees
due to undertaking—Note 3(a)	(71,692)
Less—reduction in custody fees due to
earnings credits—Note 1(c)	(3,662)
Net Expenses	163,992
Investment Income—Net	84,017

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	2,039,253
Net realized gain (loss) on forward currency exchange contracts	(2,599)
Net realized gain (loss) on financial futures	8,475
Net Realized Gain (Loss)	2,045,129
Net unrealized appreciation (depreciation) on investments and foreign currency transactions (including $8,980 net
unrealized appreciation on financial futures)	371,732
Net Realized and Unrealized Gain (Loss) on Investments	2,416,861
Net Increase in Net Assets Resulting from Operations	2,500,878

See notes to financial statements.
16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2006	2005

Operations ($):
Investment income—net	84,017	75,795
Net realized gain (loss) on investments	2,045,129	878,688
Net unrealized appreciation
(depreciation) on investments	371,732	332,455
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,500,878	1,286,938

Dividends to Shareholders from ($):
Investment income—net:
Initial shares	(57,027)	(44,227)
Service shares	(16,131)	(11,460)
Total Dividends	(73,158)	(55,687)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	2,142,923	1,728,396
Service shares	719,306	371,568
Dividends reinvested:
Initial shares	57,027	44,227
Service shares	16,131	11,460
Cost of shares redeemed:
Initial shares	(2,570,579)	(1,988,891)
Service shares	(1,162,484)	(765,231)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(797,676)	(598,471)
Total Increase (Decrease) in Net Assets	1,630,044	632,780

Net Assets ($):
Beginning of Period	10,360,696	9,727,916
End of Period	11,990,740	10,360,696
Undistributed investment income—net	86,420	73,133

The Portfolio 17

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Year Ended December 31,

	2006	2005

Capital Share Transactions:
Initial Shares
Shares sold	116,286	117,732
Shares issued for dividends reinvested	3,213	3,090
Shares redeemed	(140,980)	(132,803)
Net Increase (Decrease) in Shares Outstanding	(21,481)	(11,981)

Service Shares
Shares sold	40,182	24,455
Shares issued for dividends reinvested	908	801
Shares redeemed	(64,377)	(52,793)
Net Increase (Decrease) in Shares Outstanding	(23,287)	(27,537)

See notes to financial statements.
18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

		Year Ended December 31,

Initial Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	16.36	14.46	11.83	8.72	11.97
Investment Operations:
Investment income—net [a]	.14	.12	.08	.06	.01
Net realized and unrealized
gain (loss) on investments	3.98	1.86	2.61	3.06	(3.26)
Total from Investment Operations	4.12	1.98	2.69	3.12	(3.25)
Distributions:
Dividends from investment income—net	(.11)	(.08)	(.06)	(.01)	—
Net asset value, end of period	20.37	16.36	14.46	11.83	8.72

Total Return (%)	25.32	13.80	22.85	35.81	(27.15)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.09	1.82	2.11	2.41	2.01
Ratio of net expenses
to average net assets	1.47	1.49	1.49	1.50	1.50
Ratio of net investment income
to average net assets	.75	.79	.64	.66	.06
Portfolio Turnover Rate	82.98	62.51	90.61	145.42	226.63

Net Assets, end of period ($ x 1,000)	9,645	8,096	7,329	6,483	5,103

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

The Portfolio 19

FINANCIAL HIGHLIGHTS (continued)
		Year Ended December 31,

Service Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	16.37	14.46	11.84	8.72	11.98
Investment Operations:
Investment income—net [a]	.14	.11	.08	.06	.01
Net realized and unrealized
gain (loss) on investments	3.98	1.88	2.60	3.07	(3.27)
Total from Investment Operations	4.12	1.99	2.68	3.13	(3.26)
Distributions:
Dividends from investment income—net	(.11)	(.08)	(.06)	(.01)	—
Net asset value, end of period	20.38	16.37	14.46	11.84	8.72

Total Return (%)	25.30	13.87	22.74	35.92	(27.21)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.34	2.05	2.36	2.66	2.26
Ratio of net expenses
to average net assets	1.47	1.49	1.49	1.50	1.50
Ratio of net investment income
to average net assets	.76	.75	.61	.64	.05
Portfolio Turnover Rate	82.98	62.51	90.61	145.42	226.63

Net Assets, end of period ($ x 1,000)	2,346	2,264	2,399	2,085	1,602

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering nine series, including the Founders International Equity Portfolio (the “portfolio”).The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series. The portfolio’s investment objective is to provide long-term growth of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the portfolio’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Founders Asset Management LLC (“Founders”) serves as the portfolio’s sub-investment adviser. Founders is a wholly-owned subsidiary of Dreyfus Service Corporation, which is a wholly-owned subsidiary of Dreyfus.

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”) is the distributor of the portfolio’s shares, which are sold without a sales charge.The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (continued)

borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net

22

asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Forward currency exchange contracts are valued at the forward rate. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the portfolio.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio’s books and the U.S. dollar equivalent of the

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (continued)

amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has an arrangement with the custodian bank whereby the portfolio receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the portfolio includes net earnings credits as an expense offset in the Statement of Operations.

(d) Affiliated issuers: Investments in other investment companies by Dreyfus are defined as “ affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

24

On July 13, 2006, the FASB released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the portfolio.

At December 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $98,732, accumulated capital losses $2,916,679 and unrealized appreciation $2,946,938.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2006. If not applied, $1,422,432 of the carryover expires in fiscal 2010 and $1,494,247 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2006 and December 31, 2005, respectively, were as follows; ordinary income $73,158 and $55,687.

During the period ended December 31, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency transactions, the portfolio increased accumulated undistributed investment income-net by $2,428 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

The Portfolio 25

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2006, the portfolio did not borrow under the Facility.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio’s average daily net assets and is payable monthly.

Dreyfus has agreed, from January 1, 2006 to December 31, 2007, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1.50% of the value of the average daily net assets of their class. During the period ended December 31, 2006, Dreyfus waived receipt of fees and assumed expenses of the portfolio of $71,692, pursuant to the undertaking.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Founders, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio’s average daily net assets, computed at the following annual rates:

Average Net Assets
0 to $100 million	35%
$100 million to $1 billion	30%
$1 billion to $1.5 billion	26%
In excess of $1.5 billion	20%

26

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2006, Service shares were charged $5,702 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2006, the portfolio was charged $44 pursuant to the transfer agency agreement.

During the period ended December 31, 2006, the portfolio was charged $4,204 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: investment advisory fees $9,988, chief compliance officer fees $2,044, Rule 12b-1 distribution plan fees $486 and transfer agency per account fees $8, which are offset against an expense reimbursement currently in effect in the amount of $885.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each portfolio based on net assets.

(d) Pursuant to an exemptive order from the SEC, the portfolio may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by Dreyfus.

The Portfolio 27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended December 31, 2006, amounted to $9,085,035 and $10,065,751, respectively.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to “mark to market” on a daily basis, which reflects the change in market value of the contracts at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 2006, are set forth in the Statement of Financial Futures.

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The portfolio realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the portfolio would

28

incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates.The portfolio is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At December 31, 2006, there were no open forward currency exchange contracts outstanding.

At December 31, 2006, the cost of investments for federal income tax purposes was $8,920,707, accordingly, accumulated net unrealized appreciation on investments was $2,937,918, consisting of $2,999,640 gross unrealized appreciation and $61,722 gross unrealized depreciation.

The Portfolio 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Investment Portfolios,
Founders International Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Founders International Equity Portfolio (one of the funds comprising Dreyfus Investment Portfolio) as of December 31, 2006, and the related statements of operations and changes in net assets and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Founders International Equity Portfolio at December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York February 6, 2007
30

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the portfolio elects to provide each shareholder with their portion of the portfolio’s foreign taxes paid and the income sourced from foreign countries.Accordingly, the portfolio hereby makes the following designations regarding its fiscal year ended December 31, 2006:

—the total amount of taxes paid to foreign countries was $26,781.

—the total amount of income sourced from foreign countries was $113,823.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign source income for the 2006 calendar year with Form 1099-DIV which will be mailed by January 31, 2007.

The Portfolio 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S

INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Trustees of Dreyfus Investment Portfolios (the “Company”) held on July 11-12, 2006, the Board considered the re-approval of the portfolio’s Investment Advisory Agreement for another one year term, pursuant to which the Manager provides the portfolio with investment advisory and administrative services, and of the Sub-Investment Advisory Agreement between the Manager and Founders Asset Management LLC (“Founders”), an affiliate of the Manager, pursuant to which Founders provides day-to-day management of the portfolio’s portfolio subject to the Manager’s oversight.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Company, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Portfolio. The Board members received a presentation from representatives of the Manager regarding services provided to the portfolio and other funds in the Dreyfus fund complex,and discussed the nature,extent and quality of the services provided to the portfolio pursuant to the portfolio’s Investment Advisory Agreement, and by Founders pursuant to the Sub-Investment Advisory Agreement. The Manager’s representatives reviewed the portfolio’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Board members noted that the portfolio’s shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The Manager’s representatives noted the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including that of the portfolio. The Board also reviewed the number of separate accounts investing in the portfolio, as well as the portfolio’s asset size.

The Board members also considered Founders’ research and portfolio management capabilities and that the Manager also provides oversight

32

of day-to-day portfolio operations, including portfolio accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting and compliance infrastructure, as well as the Manager’s supervisory activities over Founders.

Comparative Analysis of the Portfolio’s Investment Advisory Fee, Expense Ratio and Performance.The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the portfolio’s advisory fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in these reports were comparisons of contractual and actual advisory fee rates, total operating expenses and performance.The Manager furnished these reports to the Board along with a description of the methodology Lipper used to select the Expense Group and Expense Universe.

The Board reviewed the results of the Expense Group and Expense Universe comparisons. The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the expense ratio of the portfolio’s Initial shares (which are not subject to a Rule 12b-1 plan) ranked in the fifth quintile of the Expense Group and Expense Universe, noting that the expense ratios of the Initial shares and the portfolio’s Service shares (which are subject to a Rule 12b-1 plan) were above the Expense Group and Expense Universe medians.The Board considered the current fee waiver and expense reimbursement arrangement undertaken by the Manager.

The Board members also reviewed the reports prepared by Lipper that presented the portfolio’s performance and placed significant emphasis on comparisons of performance to a group of comparable funds (the “Performance Group”) composed of the same funds included in the Expense Group and to a broader group of funds (the “Performance Universe”).The Manager also provided a comparison of the portfolio’s

The Portfolio 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

calendar year total returns to the returns of its benchmark index.The Board noted that the performance of the portfolio’s Initial shares was equal to the median of the Performance Group for the 1-year period, was above the medians for the 2-, 3- and 4-year periods, and was below the median for the 5-year period, ended May 31, 2006, and was above the medians of the Performance Universe for the 1-, 2-, 3- and 4-year periods, and below the median for the 5-year period.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by a mutual fund managed by the Manager or its affiliates with a similar investment objective and similar policies and strategies, and included within the same Lipper category, as the portfolio (the “Similar Fund”). Representatives of the Manager also noted that there were no other accounts managed or sub-advised by the Manager or its affiliates with similar investment objectives, policies and strategies as the portfolio.The Board analyzed the differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the portfolio’s advisory fees.

The Board considered the fee to Founders in relation to the fee paid to the Manager and the respective services provided by Founders and the Manager. The Board also noted that Founders’ fee is paid by the Manager and not by the portfolio.

Analysis of Profitability and Economies of Scale.The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which,

34

like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the portfolio.The Board members evaluated the analysis in light of the relevant circumstances for the portfolio, noting that economies of scale may be realized as the portfolio’s assets increase and considering whether fee levels reflect these economies of scale for the benefit of portfolio investors.The Board members evaluated the profitability analysis in light of the relevant circumstances for the portfolio, including any decline in assets, and the extent to which economies of scale would be realized if the portfolio grows and whether fee levels reflect these economies of scale for the benefit of portfolio shareholders. The Board members also considered potential benefits to the Manager and Founders from acting as investment adviser and sub-investment adviser, respectively, to the portfolio, including any soft dollar arrangements with respect to trading the portfolio’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the portfolio as part of their evaluation of whether the fee under the Investment Advisory Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services. Since the Manager, and not the portfolio, pays Founders pursuant to the Sub-Investment Advisory Agreement, the Board did not consider Founders’ profitability to be relevant to the deliberations. It was noted that the profitability percentage for managing the portfolio was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the portfolio was reasonable given the portfolio’s overall performance and generally superior service levels provided.The Board also noted the current fee waiver and expense reimbursement arrangement and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the portfolio’s Investment

The Portfolio 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Advisory Agreement and Sub-Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations with respect to the portfolio:

• The Board concluded that the nature, extent and quality of the services provided by the Manager and Founders to the portfolio are adequate and appropriate.

• The Board was satisfied with the portfolio’s overall total return performance.

• The Board concluded that the fee paid to the Manager by the portfolio was reasonable in light of the services provided, comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the portfolio and that the fee paid by the Manager to Founders is reasonable and appropriate.

• The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the portfolio had been adequately considered by the Manager in connection with the advisory fee rate charged to the portfolio, and that, to the extent in the future it were determined that material economies of scale had not been shared with the portfolio, the Board would seek to have those economies of scale shared with the portfolio.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the portfolio’s Investment Advisory Agreement and Sub-Investment Advisory Agreement were in the best interests of the portfolio and its shareholders.

36

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63)
Chairman of the Board (1998)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 190
———————
Clifford L. Alexander, Jr. (73)
Board Member (1998)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 67
———————
Lucy Wilson Benson (79)
Board Member (1998)
Principal Occupation During Past 5 Years:
• President of Benson and Associates, consultants to business and government (1980-present)
Other Board Memberships and Affiliations:
• The International Executive Services Corps., Director Emeritus
• Citizens Network for Foreign Affairs,Vice Chairperson
• Council on Foreign Relations, Member
• Lafayette College Board of Trustees,Trustee Emeritus
• Atlantic Council of the U.S., Director
No. of Portfolios for which Board Member Serves: 35

The Portfolio 37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

David W. Burke (70)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 81
———————
Whitney I. Gerard (72)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 33
———————
George L. Perry (72)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 33
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York
10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Arthur A. Hartman, Emeritus Board Member

38

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 190 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1, 1998.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

The Portfolio 39

OFFICERS OF THE FUND (Unaudited) (continued)

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 206 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 202 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

40

For More Information

Telephone 1-800-554-4611 or 516-338-3300
Mail	The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Investments Division

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies relating to portfolio securities, and information regarding how the portfolio voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE PORTFOLIO

2	A Letter from the CEO
3	Discussion of Performance
6	Portfolio Performance
8	Understanding Your Portfolio’s Expenses
8	Comparing Your Portfolio’s Expenses
With Those of Other Funds
9	Statement of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
20	Financial Highlights
22	Notes to Financial Statements
29	Report of Independent Registered
Public Accounting Firm
30	Important Tax Information
31	Information About the Review
and Approval of the Portfolio’s
Investment Advisory Agreement
36	Board Members Information
38	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Investment Portfolios,
MidCap Stock Portfolio

The Portfolio

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, MidCap Stock Portfolio, covering the 12-month period from January 1, 2006, through December 31, 2006.

2006 proved to be a good year for the financial markets.Virtually all sectors and capitalization ranges of the U.S. equity markets generated strong returns, especially over the second half of the year.A number of positive factors contributed to the markets’ gains in 2006, including an expanding domestic economy, subdued inflation, stabilizing interest rates, rising productivity and robust corporate profits.

In our analysis, 2006 provided an excellent reminder of the need for a long-term investment perspective. Adopting too short a time frame proved costly for some investors last year, as chasing recent winners often meant buying the next month’s losers. Indeed, history shows that reacting to near-term developments with extreme shifts in strategy rarely is the right decision.We believe that a better course of action is to set a portfolio mix to meet future goals, while attempting to ignore short term market fluctuations in favor of a longer-term view.

For information about how the portfolio performed during the reporting period, as well as market perspectives, we have provided a Discussion of Performance given by the portfolio manager.

Thank you for your continued confidence and support.We wish you good health and prosperity in 2007.

Thomas F. Eggers Chief Executive Officer The Dreyfus Corporation January 16, 2007
2

DISCUSSION OF PERFORMANCE

John O’Toole, Portfolio Manager

How did Dreyfus Investment Portfolios, MidCap Stock
Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2006, the portfolio’s Initial shares produced a total return of 7.75%, and its Service shares produced a total return of 7.68% .1 This compares with the total return of 10.32% provided by the portfolio’s benchmark, the Standard & Poor’s MidCap 400 Index (the “S&P 400”), for the same period.2

Robust corporate earnings reports drove most sectors of the U.S. stock market higher in 2006, particularly during the second half of the year. While midcap stocks benefited from the rally, large-cap stocks fared better as investors became more risk-averse.The portfolio participated in the midcap market’s gains, benefiting from relatively good results in the health care and consumer cyclicals areas. However, relatively weak returns in the energy and industrials sectors caused the portfolio’s returns to lag the benchmark.

What is the portfolio’s investment approach?

The portfolio normally invests at least 80% of its assets in growth and value stocks of midsize companies.When selecting securities, we use a disciplined investment process that combines computer-modeling techniques, fundamental analysis and risk management.We identify and rank stocks based on several characteristics, including: value, or a stock’s price relative to its perceived intrinsic worth; growth, the sustainability or growth of earnings; and financial profile, which refers to the financial health of the company. Our investment process is designed to manage risks by maintaining sector weightings and risk characteristics that are similar to those of the S&P 400.

What other factors influenced the portfolio’s performance?

Resurgent energy prices, rising short-term interest rates and fears of higher inflation constrained the stock market’s advance during the first half of 2006. These gains were erased by a sharp reversal from May through mid-June, during which midcap stocks declined more sharply

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

than their large-cap counterparts as investors generally adopted more defensive strategies. Over the summer and fall, however, investors first anticipated and then responded positively to the Federal Reserve Board’s decision to hold short-term interest rates steady at 5.25%, its first pause after more than two years of rate hikes. Investors’ expectations of interest rates and improving inflation, as well as anticipation of an economic “soft landing,” helped drive stock prices higher over the remainder of the year.

The health care sector produced some of the portfolio’s better returns, particularly among specialized medical service providers, such as Magellan Health Services, which was sold at the end of the reporting period, Laboratory Corporation of America Holdings, Universal Health Services and DaVita, which was sold during the reporting period. Retail holdings in the consumer cyclicals sector, such as American Eagle Outfitters and The Men’s Wearhouse, which was sold during the reporting period, also performed well due to strong earnings growth and surprisingly high levels of consumer confidence. Among industrial stocks, the portfolio’s returns were further enhanced by holdings of Terex, a heavy machinery maker that saw increasing demand for mining and road construction equipment.

The portfolio roughly matched or slightly exceeded the benchmark’s gains in two other key areas. In the technology sector, semiconductor equipment maker MEMC Electronic Materials contributed positively to performance. Among materials and processing holdings, gains in specialty chemical manufacturer H.B. Fuller and steel and metals producer Commercial Metals also had a positive impact upon return.

Nevertheless, the portfolio’s returns trailed the benchmark. One reason is that our disciplined, valuation-conscious investment approach limited the portfolio’s volatility, constraining gains during the market’s rise. In addition, a few individual holdings produced disappointing returns. For example, new positions in a few energy stocks proved to be poorly timed, hurting returns. These included services provider FMC Technologies and independent oil and gas producer Noble Energy, the latter of which we later sold.We also established a position in shipping logistics company Expeditors International of Washington just prior to the summer market slump. Two other industrial holdings—heating and cooling products distributor Watsco, later sold, and

4

homebuilder NVR—both suffered due to industry-wide declines in housing-related stocks. Finally, visual content provider Getty Images, which was sold during the reporting period, lost ground after the company reported lower-than-expected earnings, causing the portfolio’s returns to lag in the business services sector.

What is the portfolio’s current strategy?

The U.S. economy has continued to show signs of a gradual slowdown, which we believe makes it unlikely that, in 2007, U.S. companies will continue to post the extraordinary earning gains achieved during 2006. Slowing U.S. economic growth also may limit the stock market’s advance, including in the midcap area. Accordingly, we currently are focusing on companies that we believe are likely to deliver consistently positive financial results under less robust economic conditions, emphasizing those with a history of stable earnings performance and relatively clear forward-looking visibility. At the same time, the midcap sector continues to yield intriguing investment opportunities with dynamic growth potential, giving us confidence in the portfolio’s prospects.We remain committed to the portfolio’s sector-neutral investment approach, which we believe enables us to focus more intently on our research-intensive security selection process.

January 16, 2007
The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term
goals.The investment objective and policies of Dreyfus Investment Portfolios, MidCap Stock
Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of certain portfolio expenses by The Dreyfus Corporation pursuant to an agreement in effect through December 31, 2007, at which time it may be extended, terminated or modified.
Had these expenses not been absorbed, the portfolio’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize-company segment of the U.S. market.

The Portfolio 5

PORTFOLIO PERFORMANCE
Average Annual Total Returns	as of 12/31/06
	Inception			From
	Date	1 Year	5 Years	Inception

Initial shares	5/1/98	7.75%	9.19%	6.71%
Service shares	5/1/98	7.68%	9.01%	6.59%

The data for Service shares includes the results of Initial shares for the period prior to December 31, 2000
(inception date of Service shares). Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.
† Source: Lipper Inc.
Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios,
MidCap Stock Portfolio on 5/1/98 (inception date of Initial shares) to a $10,000 investment made in the Standard &
Poor’s MidCap 400 Index (the “Index”) on that date.

6

The portfolio’s Initial shares are not subject to a Rule 12b-1 fee.The portfolio’s Service shares are subject to a 0.25%
annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the portfolio’s Initial shares from their inception date through December 30, 2000, and the performance of the portfolio’s Service shares from
December 31, 2000 (inception date of Service shares) to December 31, 2006 (blended performance figures).The performance figures for each share class reflect certain expense reimbursements, without which the performance of each share class would have been lower. In addition, the blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower. All dividends and capital gain distributions are reinvested.
The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses (after any expense reimbursements).The Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market and does not take into account charges, fees and other expenses.
Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the
Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolio 7

UNDERSTANDING YOUR

PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor,you pay ongoing expenses,such as management fees and other expenses.Using the information below,you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, MidCap Stock Portfolio from July 1, 2006 to December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2006
	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 4.14	$ 4.60
Ending value (after expenses)	$1,029.00	$1,029.10

COMPARING YOUR PORTFOLIO’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2006

	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 4.13	$ 4.58
Ending value (after expenses)	$1,021.12	$1,020.67

† Expenses are equal to the portfolio’s annualized expense ratio of .81% for Initial shares and .90% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS December 31, 2006
Common Stocks—99.6%	Shares	Value ($)

Consumer Cyclical—11.4%
Abercrombie & Fitch, Cl. A	63,150	4,397,134
American Eagle Outfitters	147,350	4,598,794
AnnTaylor Stores	40,050 [a]	1,315,242
Brinker International	100,550	3,032,588
CBRL Group	30,250 [b]	1,353,990
CDW	28,050 [b]	1,972,476
Choice Hotels International	44,300	1,865,030
Dick’s Sporting Goods	46,700 [a]	2,287,833
Dollar Tree Stores	114,250 [a]	3,438,925
Family Dollar Stores	40,400	1,184,932
Jones Apparel Group	36,950	1,235,238
Longs Drug Stores	54,800 [b]	2,322,424
MSC Industrial Direct, Cl. A	50,650	1,982,947
Nordstrom	47,600	2,348,584
Office Depot	65,250 [a]	2,490,592
Polo Ralph Lauren	30,850	2,395,811
Rent-A-Center	102,750 [a]	3,032,153
Ross Stores	71,150	2,084,695
Scholastic	41,400 [a]	1,483,776
Sonic	77,300 [a,b]	1,851,335
WESCO International	28,700 [a]	1,687,847
		48,362,346
Consumer Hard Goods—2.5%
Gentex	144,050	2,241,418
Hasbro	72,650	1,979,713
Herman Miller	47,150 [b]	1,714,374
Speedway Motorsports	27,400 [b]	1,052,160
Thor Industries	36,400 [b]	1,601,236
Toro	41,700	1,944,471
		10,533,372
Consumer Staples—2.0%
Church & Dwight	45,600	1,944,840
Hormel Foods	95,000	3,547,300
J.M. Smucker	58,800	2,850,036
		8,342,176

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares		Value ($)

Financial—18.3%
A.G. Edwards	46,900		2,968,301
AMB Property	55,400		3,246,994
American Financial Group/OH	76,475		2,746,217
AmeriCredit	127,750	[a]	3,215,467
Archstone-Smith Trust	28,150		1,638,611
Assurant	31,250		1,726,562
Bank of Hawaii	53,450		2,883,628
BankUnited Financial, Cl. A	60,550	[b]	1,692,978
BRE Properties, Cl. A	35,050	[b]	2,278,951
CapitalSource	96,900	[b]	2,646,339
CBOT Holdings, Cl. A	6,350	[a]	961,834
Dime Bancorp (warrants 12/26/50)	19,900	[a]	2,886
Downey Financial	30,800	[b]	2,235,464
Eaton Vance	104,200	[b]	3,439,642
Entertainment Properties Trust	31,450		1,837,938
First Industrial Realty Trust	35,600		1,669,284
FirstFed Financial	37,400	[a,b]	2,504,678
HCC Insurance Holdings	111,600		3,581,244
Hudson City Bancorp	172,200		2,390,136
IndyMac Bancorp	56,650	[b]	2,558,314
IntercontinentalExchange	15,150	[a,b]	1,634,685
KKR Financial	41,450	[b]	1,110,446
Knight Capital Group, Cl. A	86,600	[a,b]	1,660,122
LaSalle Hotel Properties	38,500	[b]	1,765,225
New Century Financial	42,600	[b]	1,345,734
Radian Group	61,400		3,310,074
Safeco	30,750		1,923,413
StanCorp Financial Group	57,750		2,601,637
Sunstone Hotel Investors	55,800	[b]	1,491,534
SVB Financial Group	40,400	[a,b]	1,883,448
TCF Financial	76,950	[b]	2,109,969
Unitrin	70,100		3,512,711
Ventas	44,550		1,885,356
Whitney Holding	65,250		2,128,455
Wilmington Trust	69,800		2,943,466
			77,531,743

10

Common Stocks (continued)	Shares	Value ($)

Health Care—11.1%
AmerisourceBergen	48,050	2,160,328
Beckman Coulter	56,500	3,378,700
Cephalon	48,500 [a,b]	3,414,885
Covance	36,000 [a]	2,120,760
Dentsply International	163,050	4,867,043
Edwards Lifesciences	35,550 [a,b]	1,672,272
HealthSpring	25,350 [a]	515,872
Henry Schein	58,000 [a]	2,840,840
Hologic	37,750 [a,b]	1,784,820
IDEXX Laboratories	18,400 [a]	1,459,120
Invitrogen	52,400 [a,b]	2,965,316
King Pharmaceuticals	111,250 [a]	1,771,100
Laboratory Corp. of America Holdings	42,750 [a]	3,140,842
PDL BioPharma	111,950 [a]	2,254,673
Pediatrix Medical Group	45,800 [a]	2,239,620
Sepracor	39,800 [a,b]	2,450,884
Sierra Health Services	85,000 [a]	3,063,400
Tektronix	47,400	1,382,658
Universal Health Services, Cl. B	30,900	1,712,787
WellCare Health Plans	25,000 [a]	1,722,500
		46,918,420
Industrial—14.9%
Acuity Brands	42,700 [b]	2,222,108
Applied Industrial Technologies	98,250	2,584,957
Avis Budget Group	85,150 [a]	1,846,903
C.H. Robinson Worldwide	64,850	2,651,716
Cummins	20,650	2,440,417
EMCOR Group	26,700 [a]	1,517,895
Expeditors International Washington	45,400	1,838,700
GATX	37,200	1,611,876
Graco	49,450	1,959,209
Granite Construction	42,250	2,126,020
Jones Lang LaSalle	14,350	1,322,640
Korn/Ferry International	74,950 [a]	1,720,852
Lennar, Cl. A	40,400	2,119,384
Manpower	74,750	5,601,017

The Portfolio 11

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
Nordson	48,850	2,434,195
NVR	3,475 [a,b]	2,241,375
Overseas Shipholding Group	52,400 [b]	2,950,120
Pacer International	66,050 [b]	1,966,308
Precision Castparts	46,400	3,632,192
Republic Services	90,850	3,694,869
Ryder System	52,700	2,690,862
Snap-On	45,000	2,143,800
SPX	34,550	2,113,078
Terex	29,050 [a]	1,876,049
Thomas & Betts	52,350 [a]	2,475,108
United Rentals	68,700 [a]	1,747,041
Wabtec	49,300 [b]	1,497,734
		63,026,425
Information—5.0%
American Reprographics	62,850 [a,b]	2,093,533
CheckFree	36,200 [a]	1,453,792
ChoicePoint	59,750 [a]	2,352,955
Cognizant Technology Solutions, Cl. A	26,600 [a]	2,052,456
Convergys	102,150 [a]	2,429,127
Discovery Holding, Cl. A	119,000 [a]	1,914,710
Dun & Bradstreet	46,200 [a]	3,824,898
Equifax	67,400	2,736,440
Fidelity National Information Services	58,039	2,326,784
		21,184,695
Materials—6.7%
Airgas	105,950	4,293,094
Ashland	35,450	2,452,431
Commercial Metals	78,850	2,034,330
H.B. Fuller	69,250 [b]	1,788,035
Hercules	100,000 [a]	1,931,000
IPSCO	18,050 [b]	1,694,354
Louisiana-Pacific	100,200	2,157,306
Lyondell Chemical	155,300 [b]	3,971,021
Quanex	51,800 [b]	1,791,762

12

Common Stocks (continued)	Shares	Value ($)

Materials (continued)
Sonoco Products	60,950	2,319,757
Steel Dynamics	77,450	2,513,253
Universal Forest Products	29,050	1,354,311
		28,300,654
Oil & Gas Producers—7.6%
Alon USA Energy	59,950 [b]	1,577,285
Cimarex Energy	74,850	2,732,025
FMC Technologies	30,800 [a]	1,898,204
Frontier Oil	53,800	1,546,212
Newfield Exploration	104,650 [a]	4,808,668
ONEOK	60,550 [b]	2,610,916
Patterson-UTI Energy	95,000	2,206,850
SEACOR Holdings	14,150 [a]	1,402,831
St. Mary Land & Exploration	50,950 [b]	1,876,998
Superior Energy Services	66,550 [a,b]	2,174,854
Swift Energy	33,050 [a]	1,480,971
Tetra Technologies	56,950 [a,b]	1,456,781
Tidewater	41,850 [b]	2,023,866
Unit	37,200	1,802,340
W & T Offshore	85,150	2,615,808
		32,214,609
Technology—12.4%
ADTRAN	79,350	1,801,245
Altera	65,450 [a]	1,288,056
Amphenol, Cl. A	25,100	1,558,208
Arris Group	136,550 [a]	1,708,241
Arrow Electronics	99,400 [a]	3,136,070
Cadence Design Systems	178,300 [a,b]	3,193,353
Dolby Laboratories, Cl. A	41,300 [a]	1,281,126
Harris	57,100	2,618,606
Hyperion Solutions	56,400 [a]	2,027,016
Imation	66,900 [b]	3,106,167
Intersil, Cl. A	80,750	1,931,540
Itron	25,150 [a]	1,303,776
Lam Research	84,200 [a]	4,262,204

The Portfolio 13

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Technology (continued)
Lexmark International, Cl. A	31,300 [a]	2,291,160
McAfee	88,300 [a]	2,505,954
MEMC Electronic Materials	53,250 [a]	2,084,205
Microchip Technology	157,950	5,164,965
MicroStrategy, Cl. A	14,200 [a]	1,618,942
NCR	42,650 [a]	1,823,714
Novellus Systems	82,000 [a]	2,822,440
Transaction Systems Architects	64,450 [a]	2,099,137
Western Digital	145,900 [a,b]	2,985,114
		52,611,239
Telecommunications—.5%
NII Holdings	35,450 [a]	2,284,398
Utilities—7.2%
AGL Resources	100,400	3,906,564
Alliant Energy	109,200	4,124,484
Atmos Energy	42,250	1,348,197
IDACORP	68,950 [b]	2,664,918
OGE Energy	111,000	4,440,000
Pepco Holdings	106,700	2,775,267
Pinnacle West Capital	63,350	3,211,212
Puget Energy	60,150	1,525,404
UGI	104,450	2,849,396
WPS Resources	66,450 [b]	3,590,294
		30,435,736
Total Common Stocks
(cost $391,729,556)		421,745,813

Other Investment—.2%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $989,000)	989,000 [c]	989,000

14

Investment of Cash Collateral
for Securities Loaned—11.8%		Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $49,811,390)		49,811,390 [c]	49,811,390

Total Investments (cost $442,529,946)		111.6%	472,546,203

Liabilities, Less Cash and Receivables		(11.6%)	(49,187,530)

Net Assets		100.0%	423,358,673

[a] Non-income producing security.
[b]	All or a portion of these securities are on loan. At December 31, 2006, the total market value of the portfolio’s
	securities on loan is $50,548,978 and the total market value of the collateral held by the portfolio is $52,676,678,
	consisting of cash collateral of $49,811,390 and U.S. Government and agency securities valued at $2,865,288.
[c]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Financial	18.3	Oil & Gas Producers	7.6
Industrial	14.9	Utilities	7.2
Technology	12.4	Materials	6.7
Money Market Investments	12.0	Information	5.0
Consumer Cyclical	11.4	Other	5.0
Health Care	11.1		111.6

† Based on net assets.
See notes to financial statements.

The Portfolio 15

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $50,548,978)—Note 1(b):
Unaffiliated issuers	391,729,556	421,745,813
Affiliated issuers	50,800,390	50,800,390
Cash		79,484
Receivable for investment securities sold		7,431,160
Dividends and interest receivable		385,299
Receivable for shares of Beneficial Interest subscribed		81,373
Prepaid expenses		17,996
		480,541,515

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		300,892
Liability for securities on loan—Note 1(b)		49,811,390
Payable for investment securities purchased		6,907,259
Payable for shares of Beneficial Interest redeemed		88,729
Interest payable—Note 2		380
Accrued expenses		74,192
		57,182,842

Net Assets ($)		423,358,673

Composition of Net Assets ($):
Paid-in capital		342,781,790
Accumulated undistributed investment income—net		1,694,146
Accumulated net realized gain (loss) on investments		48,866,480
Accumulated net unrealized appreciation
(depreciation) on investments		30,016,257

Net Assets ($)		423,358,673

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	338,081,407	85,277,266
Shares Outstanding	19,437,997	4,925,307

Net Asset Value Per Share ($)	17.39	17.31

See notes to financial statements.
16

STATEMENT OF OPERATIONS Year Ended December 31, 2006
Investment Income ($):
Income:
Cash dividends (net of $548 foreign taxes withheld at source):
Unaffiliated issuers	5,483,220
Affiliated issuers	99,596
Income from securities lending	78,033
Total Income	5,660,849
Expenses:
Investment advisory fee—Note 3(a)	3,320,946
Distribution fees—Note 3(b)	220,365
Custodian fees—Note 3(b)	73,009
Prospectus and shareholders’ reports	60,865
Professional fees	57,258
Trustees’ fees and expenses—Note 3(c)	10,164
Interest expense—Note 2	5,986
Shareholder servicing costs—Note 3(b)	3,323
Registration fees	530
Miscellaneous	16,573
Total Expenses	3,769,019
Less—waiver of fees due to undertaking—Note 3(a)	(124,496)
Net Expenses	3,644,523
Investment Income—Net	2,016,326

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	48,537,987
Net unrealized appreciation (depreciation) on investments	(17,537,219)
Net Realized and Unrealized Gain (Loss) on Investments	31,000,768
Net Increase in Net Assets Resulting from Operations	33,017,094

See notes to financial statements.

The Portfolio 17

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2006	2005

Operations ($):
Investment income—net	2,016,326	1,678,973
Net realized gain (loss) on investments	48,537,987	72,458,985
Net unrealized appreciation
(depreciation) on investments	(17,537,219)	(35,672,859)
Net Increase (Decrease) in Net Assets
Resulting from Operations	33,017,094	38,465,099

Dividends to Shareholders from ($):
Investment income—net:
Initial shares	(1,362,755)	(105,741)
Service shares	(160,836)	—
Net realized gain on investments:
Initial shares	(58,101,236)	(1,407,926)
Service shares	(14,498,194)	(339,127)
Total Dividends	(74,123,021)	(1,852,794)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	22,686,207	33,046,475
Service shares	7,303,727	11,856,989
Dividends reinvested:
Initial shares	59,463,991	1,513,667
Service shares	14,659,030	339,127
Cost of shares redeemed:
Initial shares	(74,010,854)	(46,371,291)
Service shares	(17,690,863)	(11,602,504)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	12,411,238	(11,217,537)
Total Increase (Decrease) in Net Assets	(28,694,689)	25,394,768

Net Assets ($):
Beginning of Period	452,053,362	426,658,594
End of Period	423,358,673	452,053,362
Undistributed investment income—net	1,694,146	1,562,813

18

	Year Ended December 31,

	2006	2005

Capital Share Transactions:
Initial Shares
Shares sold	1,290,264	1,864,146
Shares issued for dividends reinvested	3,435,239	87,850
Shares redeemed	(4,227,682)	(2,589,219)
Net Increase (Decrease) in Shares Outstanding	497,821	(637,223)

Service Shares
Shares sold	413,692	668,722
Shares issued for dividends reinvested	849,799	19,751
Shares redeemed	(1,020,884)	(655,124)
Net Increase (Decrease) in Shares Outstanding	242,607	33,349

See notes to financial statements.

The Portfolio 19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

		Year Ended December 31,

Initial Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	19.15	17.62	15.82	12.04	13.80
Investment Operations:
Investment income—net [a]	.08	.08	.07	.04	.04
Net realized and unrealized
gain (loss) on investments	1.39	1.53	2.22	3.78	(1.76)
Total from Investment Operations	1.47	1.61	2.29	3.82	(1.72)
Distributions:
Dividends from investment income—net	(.07)	(.01)	(.07)	(.04)	(.04)
Dividends from net realized
gain on investments	(3.16)	(.07)	(.42)	—	—
Total Distributions	(3.23)	(.08)	(.49)	(.04)	(.04)
Net asset value, end of period	17.39	19.15	17.62	15.82	12.04

Total Return (%)	7.75	9.17	14.48	31.72	(12.49)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.80	.79	.78	.82	.85
Ratio of net expenses
to average net assets	.80	.79	.78	.82	.85
Ratio of net investment income
to average net assets	.48	.43	.43	.32	.32
Portfolio Turnover Rate	149.02	99.27	79.75	74.15	69.15

Net Assets, end of period ($ x 1,000)	338,081	362,789	344,979	302,253	218,387

[a] Based on average shares outstanding at each month end. See notes to financial statements.
20

		Year Ended December 31,

Service Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	19.06	17.57	15.77	12.02	13.78
Investment Operations:
Investment income—net [a]	.06	.04	.04	.02	.02
Net realized and unrealized
gain (loss) on investments	1.39	1.52	2.21	3.75	(1.75)
Total from Investment Operations	1.45	1.56	2.25	3.77	(1.73)
Distributions:
Dividends from investment income—net	(.04)	—	(.03)	(.02)	(.03)
Dividends from net realized
gain on investments	(3.16)	(.07)	(.42)	—	—
Total Distributions	(3.20)	(.07)	(.45)	(.02)	(.03)
Net asset value, end of period	17.31	19.06	17.57	15.77	12.02

Total Return (%)	7.68	8.93	14.23	31.48	(12.64)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.05	1.04	1.03	1.06	1.10
Ratio of net expenses
to average net assets	.91	1.00	1.00	1.00	1.00
Ratio of net investment income
to average net assets	.37	.22	.22	.12	.15
Portfolio Turnover Rate	149.02	99.27	79.75	74.15	69.15

Net Assets, end of period ($ x 1,000)	85,277	89,264	81,680	58,224	18,320

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering nine series, including the MidCap Stock Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series.The portfolio’s investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor’s MidCap 400 Index.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the portfolio’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge.The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific

22

class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (continued)

by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the portfolio.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has an arrangement with the custodian bank whereby the portfolio receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the portfolio includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the portfolio may lend securities to qualified institutions. It is the portfolio’s policy, that at origination, all loans

24

are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The portfolio is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the portfolio’s tax returns to determine

The Portfolio 25

NOTES TO FINANCIAL STATEMENTS (continued)

whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the portfolio.

At December 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $10,281,032, undistributed capital gains $40,313,630 and unrealized appreciation $29,982,221.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2006 and December 31, 2005 were as follows: ordinary income $25,731,071 and $105,741 and long-term capital gains $48,391,950 and $1,747,053, respectively.

During the period ended December 31, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, the portfolio decreased accumulated undistributed investment income-net by $361,402 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the line of credit during the period ended December 31, 2006, was approximately $104,900, with a related weighted average annualized interest rate of 5.71% ..

26

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75% of the value of the portfolio’s average daily net assets and is payable monthly.

The Manager has agreed from February 1, 2006 to December 31, 2007, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed .90% of the value of the average daily net assets of their class. The Manager had agreed, from January 1, 2006 to January 31, 2006, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of certain expenses as described above, exceed 1% of the value of the average daily net assets of their class. During the period ended December 31, 2006, the Manager waived receipt of fees of $124,496, pursuant to the undertakings.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2006, Service shares were charged $220,365 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2006, the portfolio was charged $816 pursuant to the transfer agency agreement.

The Portfolio 27

NOTES TO FINANCIAL STATEMENTS (continued)

The portfolio compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2006, the portfolio was charged $73,009 pursuant to the custody agreement.

During the period ended December 31, 2006, the portfolio was charged $4,204 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: investment advisory fees $272,958, Rule 12b-1 distribution plan fees $18,228, custodian fees $18,627, chief compliance officer fees $2,044 and transfer agency per account fees $179, which are offset against an expense reimbursement currently in effect in the amount of $11,144.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the SEC, the portfolio may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2006, amounted to $657,281,606 and $708,396,270, respectively.

At December 31, 2006, the cost of investments for federal income tax purposes was $442,563,982; accordingly, accumulated net unrealized appreciation on investments was $29,982,221, consisting of $42,534,390 gross unrealized appreciation and $12,552,169 gross unrealized depreciation.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, MidCap Stock Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, MidCap Stock Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, MidCap Stock Portfolio at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U. S. generally accepted accounting principles.

New York, New York February 6, 2007

The Portfolio 29

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby designates $2.1030 per share as a long-term capital gain distribution paid on March 30, 2006 and also the portfolio hereby designates 19.42% of the ordinary dividends paid during the fiscal year ended December 31, 2006 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2007 of the percentage applicable to the preparation of their 2006 income tax returns.

30

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S

INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Trustees of Dreyfus Investment Portfolios (the “Company”) held on July 11-12, 2006, the Board considered the re-approval of the portfolio’s Investment Advisory Agreement for another one year term, pursuant to which the Manager provides the portfolio with investment advisory and administrative services.The Board mem-bers,none of whom are “interested persons”(as defined in the Investment Company Act of 1940, as amended) of the Company, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Portfolio. The Board members received a presentation from representatives of the Manager regarding services provided to the portfolio and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the portfolio pursuant to the portfolio’s Investment Advisory Agreement. The Manager’s representatives reviewed the portfolio’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Board members noted that the portfolio’s shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The Manager’s representatives noted the diversity of distribution of the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including that of the portfolio.The Board also reviewed the number of separate accounts investing in the portfolio, as well as the portfolio’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day portfolio operations, including portfolio accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting and compliance infrastructure.

The Portfolio 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Portfolio’s Investment Advisory Fee, Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the portfolio’s advisory fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in these reports were comparisons of contractual and actual advisory fee rates, total operating expenses and performance. The Manager furnished these reports to the Board along with a description of the methodology Lipper used to select the Expense Group and Expense Universe.

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the expense ratio of the portfolio’s Initial shares (which are not subject to a Rule 12b-1 plan) ranked in the first quintile of the Expense Group and Expense Universe, noting that the expense ratio of the Initial shares was below the Expense Group and Expense Universe medians and that the expense ratio of the portfolio’s Service shares (which are subject to a Rule 12b-1 plan) was above the Expense Group and Expense Universe medians. The Board considered the current fee waiver and expense reimbursement arrangement undertaken by the Manager.

The Board members also reviewed the reports prepared by Lipper that presented the portfolio’s performance and placed significant emphasis on comparisons of performance to a group of comparable funds (the “Performance Group”) composed of the same funds included in the Expense Group and to a broader group of funds (the “Performance Universe”).The Manager also provided a comparison of the portfolio’s calendar year total returns to the returns of its benchmark index. The Board noted that the performance of the portfolio’s Initial shares was below the Performance Group and Performance Universe medians for reported periods. The Board members also noted that the portfolio’s short-term performance was improving,based on the performance infor-

32

mation for various periods ended June 30, 2006 that also was presented to them. Representatives of the Manager noted that the portfolio’s underperformance versus the Performance Group may be attributable, in part, to the higher-quality holdings of the portfolio compared with the lower-quality holdings of some funds in the Performance Group.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by other accounts managed or sub-advised by the Manager or its affiliates with similar investment objectives, policies and strategies as the portfolio (the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in management of the Similar Accounts as compared to managing and providing services to the portfolio. Representatives of the Manager noted that the Manager or its affiliates do not manage other mutual funds with similar investment objectives, policies and strategies as the portfolio.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed the differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the portfolio’s advisory fees.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies

The Portfolio 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

of scale might emerge in connection with the management of the portfolio.The Board members evaluated the analysis in light of the relevant circumstances for the portfolio, noting that economies of scale may be realized as the portfolio’s assets increase and considering whether fee levels reflect these economies of scale for the benefit of portfolio investors. The Board members evaluated the profitability analysis in light of the relevant circumstances for the portfolio, including any decline in assets, and the extent to which economies of scale would be realized if the portfolio grows and whether fee levels reflect these economies of scale for the benefit of portfolio shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser to the portfolio, including any soft dollar arrangements with respect to trading the portfolio’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the portfolio as part of their evaluation of whether the fee under the Investment Advisory Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services. It was noted that the profitability percentage for managing the portfolio was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the portfolio was reasonable given the portfolio’s overall performance and generally superior service levels provided.The Board also noted the current fee waiver and expense reimbursement arrangement and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the portfolio’s Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations with respect to the portfolio:

• The Board concluded that the nature, extent and quality of the services provided by the Manager to the portfolio are adequate and appropriate.

34

• While the Board was concerned with the portfolio’s total return performance, the Board members noted that the portfolio’s short-term performance was improving, and management’s view that differences in the quality of the portfolio’s holdings compared with those of some other funds in the performance group affected, in part, the portfolio’s relative performance.

• The Board concluded that the fee paid to the Manager by the portfolio was reasonable in light of the services provided, comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the portfolio.

• The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the portfolio had been adequately considered by the Manager in connection with the advisory fee rate charged to the portfolio, and that, to the extent in the future it were determined that material economies of scale had not been shared with the portfolio, the Board would seek to have those economies of scale shared with the portfolio.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the portfolio’s Investment Advisory Agreement was in the best interests of the portfolio and its shareholders.

The Portfolio 35

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63)
Chairman of the Board (1998)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 190

———————
Clifford L. Alexander, Jr. (73)
Board Member (1998)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 67

———————
Lucy Wilson Benson (79)
Board Member (1998)
Principal Occupation During Past 5 Years:
• President of Benson and Associates, consultants to business and government (1980-present)
Other Board Memberships and Affiliations:
• The International Executive Services Corps., Director Emeritus
• Citizens Network for Foreign Affairs,Vice Chairperson
• Council on Foreign Relations, Member
• Lafayette College Board of Trustees,Trustee Emeritus
• Atlantic Council of the U.S., Director
No. of Portfolios for which Board Member Serves: 35

36

David W. Burke (70)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 81
———————
Whitney I. Gerard (72)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 33
———————
George L. Perry (72)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 33
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York
10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Arthur A. Hartman, Emeritus Board Member

The Portfolio 37

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 190 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1, 1998.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

38

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 206 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 202 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

The Portfolio 39

NOTES

For More Information

Telephone 1-800-554-4611 or 516-338-3300
Mail	The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Investments Division

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies relating to portfolio securities, and information regarding how the portfolio voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE PORTFOLIO

2	A Letter from the CEO
3	Discussion of Performance
6	Portfolio Performance
7	Understanding Your Portfolio’s Expenses
7	Comparing Your Portfolio’s Expenses
With Those of Other Funds
8	Statement of Investments
26	Statement of Financial Futures
27	Statement of Assets and Liabilities
28	Statement of Operations
29	Statement of Changes in Net Assets
30	Financial Highlights
31	Notes to Financial Statements
38	Report of Independent Registered
Public Accounting Firm
39	Important Tax Information
40	Information About the Review
and Approval of the Portfolio’s
Investment Advisory Agreement
45	Board Members Information
47	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Investment Portfolios,
Small Cap Stock Index Portfolio

The Portfolio

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio, covering the 12-month period from January 1, 2006, through December 31, 2006.

2006 proved to be a good year for the financial markets.Virtually all sectors and capitalization ranges of the U.S. equity markets generated strong returns, especially over the second half of the year.A number of positive factors contributed to the markets’ gains in 2006, including an expanding domestic economy, subdued inflation, stabilizing interest rates, rising productivity and robust corporate profits.

In our analysis, 2006 provided an excellent reminder of the need for a long-term investment perspective. Adopting too short a time frame proved costly for some investors last year, as chasing recent winners often meant buying the next month’s losers. Indeed, history shows that reacting to near-term developments with extreme shifts in strategy rarely is the right decision.We believe that a better course of action is to set a portfolio mix to meet future goals, while attempting to ignore short term market fluctuations in favor of a longer-term view.

For information about how the portfolio performed during the reporting period, as well as market perspectives, we have provided a Discussion of Performance given by the portfolio manager.

Thank you for your continued confidence and support.We wish you good health and prosperity in 2007.

Thomas F. Eggers Chief Executive Officer The Dreyfus Corporation January 16, 2007
2

DISCUSSION OF PERFORMANCE

Thomas Durante, CFA, Portfolio Manager

How did Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2006, the portfolio’s Service shares produced a total return of 14.41% .1 In comparison, the Standard & Poor’s SmallCap 600 Index (“S&P 600 Index”), the portfolio’s benchmark, produced a 15.12% return for the same period.2,3

After producing relatively lackluster returns over the first half of 2006, small-cap stocks rallied strongly over the second half as investors became less concerned about inflationary pressures and corporate earnings continued to grow. The difference in returns between the portfolio and the S&P 600 Index was primarily due to the portfolio’s expenses, sampling strategy and transaction costs.

What is the portfolio’s investment approach?

The portfolio seeks to match the total return of the S&P 600 Index by generally investing in a representative sample of the stocks listed in the S&P 600 Index.While the portfolio generally owns the vast majority of the stocks in the S&P 600 Index, some very small stocks may be excluded from the portfolio.The S&P 600 Index is composed of 600 domestic stocks across 10 economic sectors. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S&P 600 Index than smaller ones.The portfolio may also use stock index futures as a substitute for the sale or purchase of stocks.

What other factors influenced the portfolio’s performance?

During the first four months of the reporting period, the U.S. economy remained relatively strong, characterized by healthy corporate earnings, low unemployment and subdued inflation. In this environment, stock prices rose modestly. However, the stock market fell sharply in May after hawkish comments from members of the Federal Reserve Board (the “Fed”) sparked renewed concerns about the

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

potential effects of higher interest rates and resurgent energy prices on the U.S. economy. Indeed, the Fed continued to raise short-term interest rates over the first six months of 2006, driving the overnight federal funds rate to 5.25% by the end of June.

Over the second half of the year, oil prices fell and employment gains moderated, helping to alleviate investors’ inflation fears. The Fed lent credence to a more benign inflation outlook when it refrained from further rate hikes at its meetings between August and December, its first pauses in more than two years. In addition, U.S. housing markets began to cool, primarily due to affordability concerns in certain areas of the country, an excess supply of new homes and poor buyers’ psychology.

Gains for the S&P 600 Index were particularly robust in the producer goods area, which was driven higher by intensifying global demand for infrastructure-related products, including heavy machinery, industrial parts, chemicals, metals and construction services. In addition, stocks of steel producers advanced strongly due to industry consolidation and robust industrial demand from China and India. Steelmakers also benefited from an increase in domestic commercial construction, which offset softening demand from the auto industry.

Some of the small-cap market’s stronger gains were produced by stocks in the financials sector, where real estate investment trusts (REITs) posted especially attractive returns due to their ability to hedge against the possibility of unanticipated inflation. REITs in the apartment sector produced especially attractive gains as some potential homebuyers chose to rent apartments until housing prices stabilize.The office building sector also flourished due to increased U.S. commercial construction. In addition, regional malls and entertainment complexes fared well due to persistent strength in consumer spending and low unemployment rates. Finally, self-storage companies, which are considered a stand-alone area of the REIT sub-sector, benefited from higher demand from individuals and regional sales distributors needing to store excess inventories.

Oil service providers within the energy area also contributed positively to the S&P 600 Index’s performance.Top performers included a diverse

4

mix of drillers, offshore platform firms and fluid operators, many of which benefited from increased mergers-and-acquisitions activity.

On the other hand, many of the S&P 600 Index’s higher-end home-builders suffered in the housing slowdown, as did a number of home furnishings companies. Otherwise, many freight, road and rail and airline firms were hurt by volatile oil prices. Finally, a handful of computer hardware stocks detracted from performance due to intensifying competitive pressures.

What is the portfolio’s current strategy?

Our strategy is to attempt to replicate the returns of the small-cap market as represented by the S&P 600 Index.Accordingly, the percentages of the portfolio’s assets invested in each market sector closely approximate its representation in the S&P 600 Index.

January 16, 2007

The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term
goals.The investment objective and policies of Dreyfus Investment Portfolios, Small Cap Stock
Index Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of certain portfolio expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the portfolio’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s SmallCap 600 Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance.
[3]	“Standard & Poor’s®,”“S&P®,”“S&P SmallCap 600” and “Standard & Poor’s SmallCap
600” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the
portfolio.The portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s and
Standard & Poor’s makes no representation regarding the advisability of investing in the portfolio.

The Portfolio 5

PORTFOLIO PERFORMANCE
Average Annual Total Returns	as of 12/31/06
	Inception		From
	Date	1 Year	Inception

Portfolio	5/1/02	14.41%	10.31%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Dreyfus Investment Portfolios, Small Cap Stock Index
Portfolio on 5/1/02 (inception date) to a $10,000 investment made in the Standard & Poor’s SmallCap 600 Index
(the “Index”) on that date.The portfolio is subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.
The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses.The
Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance.
The Index reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Index does not take into account charges, fees and other expenses. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR

PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor,you pay ongoing expenses,such as management fees and other expenses.Using the information below,you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses,including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio from July 1, 2006 to December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2006

Expenses paid per $1,000 †	$ 3.17
Ending value (after expenses)	$1,064.70

COMPARING YOUR PORTFOLIO’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2006

Expenses paid per $1,000 †	$ 3.11
Ending value (after expenses)	$1,022.13

† Expenses are equal to the fund’s annualized expense ratio of .61%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Portfolio 7

STATEMENT OF INVESTMENTS December 31, 2006
Common Stocks—99.6%	Shares	Value ($)

Consumer Discretionary—16.3%
4Kids Entertainment	7,600 [a]	138,472
Aaron Rents	38,600	1,110,908
ADVO	26,950 [b]	878,570
Arbitron	24,000	1,042,560
Arctic Cat	12,400	218,116
Ashworth	6,000 [a]	43,560
Audiovox, Cl. A	13,800 [a]	194,442
Aztar	29,600 [a]	1,610,832
Bassett Furniture Industries	7,200	117,648
Blue Nile	11,000 [a,b]	405,790
Bright Horizons Family Solutions	19,700 [a]	761,602
Brown Shoe	25,950	1,238,853
Building Materials Holding	24,000 [b]	592,560
California Pizza Kitchen	15,100 [a]	502,981
Cato, Cl. A	27,350 [b]	626,589
CEC Entertainment	26,450 [a,b]	1,064,612
Champion Enterprises	61,300 [a,b]	573,768
Children’s Place Retail Stores	17,800 [a,b]	1,130,656
Christopher & Banks	31,650	590,589
CKE Restaurants	48,500	892,400
Coachmen Industries	10,600	116,600
Coinstar	23,100 [a]	706,167
Cost Plus	14,300 [a,b]	147,290
CPI	5,200	241,748
Crocs	23,800 [a,b]	1,028,160
Deckers Outdoor	10,200 [a]	611,490
Dress Barn	37,500 [a]	874,875
Drew Industries	11,500 [a]	299,115
Ethan Allen Interiors	25,400 [b]	917,194
Finish Line, Cl. A	29,000	414,120
First Cash Financial Services	19,800 [a]	512,226
Fleetwood Enterprises	47,400 [a]	374,934
Fossil	36,300 [a,b]	819,654
Fred’s	33,900 [b]	408,156
Genesco	19,100 [a]	712,430

8

Common Stocks (continued)	Shares	Value ($)

Consumer Discretionary (continued)
Group 1 Automotive	20,200	1,044,744
Guitar Center	22,100 [a,b]	1,004,666
Gymboree	27,800 [a,b]	1,060,848
Hancock Fabrics/DE	2,000 [a]	6,880
Haverty Furniture Cos.	22,000 [b]	325,600
Hibbett Sporting Goods	26,000 [a]	793,780
Hot Topic	28,570 [a,b]	381,124
IHOP	13,300 [b]	700,910
Interface, Cl. A	38,200 [a]	543,204
Jack in the Box	28,900 [a]	1,764,056
JAKKS Pacific	21,900 [a]	478,296
Jo-Ann Stores	13,125 [a,b]	322,875
JoS. A. Bank Clothiers	11,575 [a,b]	339,726
K-Swiss, Cl. A	22,500	691,650
K2	41,400 [a]	546,066
Kellwood	22,500	731,700
Keystone Automotive Industries	12,800 [a]	435,072
La-Z-Boy	40,400 [b]	479,548
Landry’s Restaurants	13,000 [b]	391,170
Lenox Group	11,000 [a]	70,400
Libbey	7,300 [b]	90,082
Live Nation	51,000 [a]	1,142,400
LKQ	35,000 [a,b]	804,650
M/I Homes	7,200 [b]	274,968
Marcus	19,500	498,810
MarineMax	12,200 [a,b]	316,346
Men’s Wearhouse	42,600	1,629,876
Meritage Homes	16,700 [a]	796,924
Midas	9,700 [a]	223,100
Monaco Coach	21,400 [b]	303,024
Movado Group	16,100	466,900
Multimedia Games	20,600 [a,b]	197,760
National Presto Industries	1,600	95,792
Nautilus	24,100 [b]	337,400
NVR	3,800 [a,b]	2,451,000

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares		Value ($)

Consumer Discretionary (continued)
O’Charleys	20,500	[a]	436,240
Oxford Industries	12,300		610,695
P.F. Chang’s China Bistro	19,100	[a,b]	733,058
Panera Bread, Cl. A	24,300	[a,b]	1,358,613
Papa John’s International	21,000	[a]	609,210
PEP Boys-Manny Moe & Jack	38,400	[b]	570,624
PetMed Express	19,000		253,650
Phillips-Van Heusen	45,200		2,267,684
Pinnacle Entertainment	36,700	[a]	1,216,238
Polaris Industries	30,900	[b]	1,447,047
Pool	42,325	[b]	1,657,870
Pre-Paid Legal Services	7,700	[b]	301,301
Quiksilver	95,200	[a,b]	1,499,400
Radio One, Cl. D	56,700	[a]	382,158
Rare Hospitality International	26,950	[a,b]	887,464
RC2	17,500	[a]	770,000
Red Robin Gourmet Burgers	11,600	[a,b]	415,860
Russ Berrie & Co.	6,800	[a]	105,060
Select Comfort	44,550	[a,b]	774,725
Shuffle Master	27,050	[a,b]	708,710
Skechers USA, Cl. A	21,000	[a]	699,510
Skyline	7,400	[b]	297,628
Sonic	56,575	[a]	1,354,971
Sonic Automotive	25,300		734,712
Stage Stores	22,300		677,697
Stamps.com	15,500	[a]	244,125
Standard Motor Products	6,600		98,868
Standard-Pacific	48,200	[b]	1,291,278
Steak n Shake	21,000	[a]	369,600
Stein Mart	20,500		271,830
Stride Rite	27,300		411,684
Sturm Ruger & Co.	13,000	[a,b]	124,800
Superior Industries International	16,200	[b]	312,174
Tractor Supply	26,300	[a,b]	1,175,873
Triarc Cos., Cl. B	49,000	[b]	980,000

10

Common Stocks (continued)	Shares		Value ($)

Consumer Discretionary (continued)
Tuesday Morning	17,100	[b]	265,905
Tween Brands	26,200	[a]	1,046,166
Universal Technical Institute	16,300	[a,b]	362,023
Vertrue	10,000	[a,b]	384,100
Winnebago Industries	27,000	[b]	888,570
WMS Industries	18,500	[a,b]	644,910
Wolverine World Wide	48,000	[b]	1,368,960
Zale	40,300	[a]	1,136,863
			75,808,868
Consumer Staples—4.0%
Alliance One International	66,000	[a]	465,960
Casey’s General Stores	41,000		965,550
Central Garden & Pet	18,800	[a]	910,296
Corn Products International	59,000		2,037,860
Delta & Pine Land	28,300	[b]	1,144,735
Flowers Foods	42,800		1,155,172
Great Atlantic & Pacific Tea	14,000		360,360
Hain Celestial Group	30,300	[a]	945,663
J & J Snack Foods	12,400		513,360
Lance	22,600		453,808
Longs Drug Stores	24,800		1,051,024
Mannatech	12,200	[a]	179,706
Nash Finch	10,600	[b]	289,380
NBTY	46,300	[a]	1,924,691
Peet’s Coffee & Tea	9,800	[a,b]	257,152
Performance Food Group	28,000	[a]	773,920
Playtex Products	45,600	[a]	656,184
Ralcorp Holdings	20,800	[a]	1,058,512
Sanderson Farms	12,600		381,654
Spectrum Brands	25,000	[a]	272,500
TreeHouse Foods	24,900	[a]	776,880
United Natural Foods	32,100	[a]	1,153,032
USANA Health Sciences	8,800	[a,b]	454,608
WD-40	14,700		512,589
			18,694,596

The Portfolio 11

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Energy—7.3%
Atwood Oceanics	19,500 [a]	954,915
Bristow Group	18,400 [a,b]	664,056
Cabot Oil & Gas	37,000 [b]	2,244,050
CARBO Ceramics	13,500 [b]	504,495
Cimarex Energy	67,700	2,471,050
Dril-Quip	19,400 [a]	759,704
Frontier Oil	93,700	2,692,938
Helix Energy Solutions Group	74,850 [a,b]	2,348,044
Hydril	14,100 [a,b]	1,060,179
Input/Output	57,000 [a,b]	776,910
Lone Star Technologies	24,200 [a]	1,171,522
Lufkin Industries	12,700	737,616
Massey Energy	60,500	1,405,415
Oceaneering International	45,500 [a]	1,806,350
Penn Virginia	14,600	1,022,584
Petroleum Development	11,200 [a]	482,160
SEACOR Holdings	17,500 [a,b]	1,734,950
St. Mary Land & Exploration	42,500 [b]	1,565,700
Stone Energy	22,000 [a]	777,700
Swift Energy	23,000 [a]	1,030,630
Tetra Technologies	59,800 [a]	1,529,684
Unit	38,600 [a]	1,870,170
Veritas DGC	28,600 [a]	2,449,018
W-H Energy Services	24,600 [a]	1,197,774
World Fuel Services	22,500	1,000,350
		34,257,964
Financial—16.2%
Acadia Realty Trust	24,500	612,990
Anchor Bancorp Wisconsin	15,500	446,710
Bank Mutual	43,400 [b]	525,574
BankAtlantic Bancorp, Cl. A	32,600	450,206
BankUnited Financial, Cl. A	29,300 [b]	819,228
Boston Private Financial Holdings	29,300	826,553
Brookline Bancorp	47,000	618,990
Cascade Bancorp	23,500 [b]	729,205
Cash America International	26,300	1,233,470

12

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
Central Pacific Financial	25,000	969,000
Chittenden	37,225	1,142,435
Colonial Properties Trust	36,400	1,706,432
Community Bank System	23,800	547,400
Delphi Financial Group, Cl. A	33,000	1,335,180
Dime Community Bancshares	17,000	238,170
Downey Financial	17,000	1,233,860
East West Bancorp	49,000	1,735,580
EastGroup Properties	17,400	931,944
Entertainment Properties Trust	23,000	1,344,120
Essex Property Trust	18,400	2,378,200
Fidelity Bankshares	15,400	610,918
Financial Federal	21,650 [b]	636,726
First BanCorp/Puerto Rico	67,000	638,510
First Commonwealth Financial	48,500 [b]	651,355
First Financial Bancorp	21,500	357,115
First Indiana	9,100	230,776
First Midwest Bancorp/IL	40,000	1,547,200
First Republic Bank/San Francisco, CA	22,800	891,024
FirstFed Financial	14,500 [a,b]	971,065
Flagstar Bancorp	27,500 [b]	408,100
Franklin Bank/Houston, TX	17,000 [a]	349,180
Fremont General	52,500	851,025
Glacier Bancorp	38,800	948,272
Hanmi Financial	34,400	775,032
Hilb, Rogal & Hobbs	27,300	1,149,876
Independent Bank/MI	16,970 [b]	429,171
Infinity Property & Casualty	16,500	798,435
Inland Real Estate	53,500 [b]	1,001,520
Investment Technology Group	34,800 [a]	1,492,224
Irwin Financial	16,500	373,395
Kilroy Realty	24,900	1,942,200
LaBranche & Co.	35,000 [a,b]	344,050
LandAmerica Financial Group	14,500	915,095
Lexington Corporate Properties Trust	56,300	1,262,246
LTC Properties	17,700	483,387

The Portfolio 13

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Financial (continued)
MAF Bancorp	21,000 [b]	938,490
Mid-America Apartment Communities	17,800	1,018,872
Nara Bancorp	17,700	370,284
National Retail Properties	48,000 [b]	1,101,600
New Century Financial	38,050 [b]	1,202,000
Parkway Properties/Md	11,400	581,514
Philadelphia Consolidated Holding	46,500 [a]	2,072,040
Piper Jaffray Cos.	15,200 [a]	990,280
Portfolio Recovery Associates	13,000 [a,b]	606,970
Presidential Life	19,400	425,830
PrivateBancorp	15,300	636,939
ProAssurance	27,300 [a]	1,362,816
Prosperity Bancshares	19,000	655,690
Provident Bankshares	26,300	936,280
PS Business Parks	12,100	855,591
Rewards Network	22,400 [a,b]	155,680
RLI	15,800	891,436
Safety Insurance Group	12,000	608,520
Selective Insurance Group	23,200	1,329,128
Senior Housing Properties Trust	57,000 [b]	1,395,360
South Financial Group	56,500	1,502,335
Sovran Self Storage	17,100 [b]	979,488
Sterling Bancorp/NY	12,600 [b]	248,220
Sterling Bancshares/TX	59,350	772,737
Sterling Financial/WA	34,180	1,155,626
Stewart Information Services	14,000	607,040
Susquehanna Bancshares	42,100	1,131,648
SWS Group	15,400	549,780
TradeStation Group	13,600 [a]	187,000
Trustco Bank NY	57,600 [b]	640,512
UCBH Holdings	76,300 [b]	1,339,828
Umpqua Holdings	46,500	1,368,495
United Bankshares	28,200	1,089,930
United Fire & Casualty	13,800	486,450
Whitney Holding	56,800	1,852,816
Wilshire Bancorp	12,700 [b]	240,919
Wintrust Financial	20,000	960,400

14

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
World Acceptance	14,300 [a,b]	671,385
Zenith National Insurance	31,000 [b]	1,454,210
		75,257,283
Health Care—11.6%
Allscripts Healthcare Solutions	37,900 [a,b]	1,022,921
Alpharma, Cl. A	37,300	898,930
Amedisys	21,333 [a,b]	701,216
American Medical Systems Holdings	54,000 [a]	1,000,080
AMERIGROUP	44,000 [a]	1,579,160
AMN Healthcare Services	25,400 [a]	699,516
AmSurg	24,550 [a]	564,650
Analogic	9,700	544,558
ArQule	26,300 [a]	155,696
ArthroCare	21,100 [a]	842,312
BIOLASE Technology	12,000 [a]	105,000
Biosite	12,300 [a,b]	600,855
Bradley Pharmaceuticals	14,000 [a,b]	288,120
Cambrex	21,400	486,208
Centene	34,200 [a]	840,294
Cerner	50,200 [a,b]	2,284,100
Chemed	21,200	783,976
CONMED	21,300 [a]	492,456
Cooper Cos.	34,000	1,513,000
Cross Country Healthcare	17,500 [a]	381,850
Cyberonics	13,800 [a,b]	284,832
Datascope	12,000	437,280
Dendrite International	37,500 [a]	401,625
Digene	17,000 [a]	814,640
Dionex	16,100 [a]	913,031
DJO	18,000 [a]	770,760
Enzo Biochem	23,766 [a,b]	339,141
Genesis HealthCare	15,600 [a]	736,788
Gentiva Health Services	23,400 [a]	446,004
Greatbatch	18,400 [a]	495,328
Haemonetics/Mass	21,900 [a]	985,938
Healthways	27,200 [a,b]	1,297,712
Hologic	41,500 [a,b]	1,962,120

The Portfolio 15

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Hooper Holmes	46,400 [a]	153,584
ICU Medical	12,900 [a]	524,772
IDEXX Laboratories	25,800 [a]	2,045,940
Immucor	56,425 [a]	1,649,303
Integra LifeSciences Holdings	15,700 [a]	668,663
Invacare	25,100	616,205
inVentiv Health	22,600 [a]	798,910
Kendle International	10,000 [a]	314,500
Kensey Nash	8,000 [a,b]	254,400
LCA-Vision	16,750 [b]	575,530
Matria Healthcare	15,100 [a,b]	433,823
Mentor	35,300	1,725,111
Meridian Bioscience	16,900	414,557
Merit Medical Systems	18,300 [a]	289,872
MGI Pharma	59,400 [a]	1,093,554
Noven Pharmaceuticals	18,100 [a,b]	460,645
Odyssey HealthCare	30,600 [a]	405,756
Osteotech	10,000 [a]	56,500
Owens & Minor	31,800	994,386
Palomar Medical Technologies	14,900 [a]	754,983
PAREXEL International	24,700 [a]	715,559
Pediatrix Medical Group	39,800 [a]	1,946,220
Per-Se Technologies	26,050 [a]	723,669
PharmaNet Development Group	15,500 [a,b]	342,085
PolyMedica	18,800 [b]	759,708
Possis Medical	14,000 [a]	188,720
Regeneron Pharmaceuticals	48,000 [a]	963,360
RehabCare Group	14,200 [a]	210,870
Respironics	58,000 [a]	2,189,500
Savient Pharmaceuticals	40,000 [a]	448,400
Sciele Pharma	22,900 [a,b]	549,600
Sierra Health Services	47,400 [a]	1,708,296
Sunrise Senior Living	34,000 [a]	1,044,480
SurModics	14,400 [a,b]	448,128
Theragenics	34,000 [a]	105,400
United Surgical Partners International	34,050 [a]	965,317

16

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
VIASYS Healthcare	25,200 [a]	701,064
Vital Signs	6,400	319,488
		54,230,955
Industrial—16.9%
A.O. Smith	19,300	724,908
AAR	28,500 [a]	831,915
ABM Industries	36,400	826,644
Acuity Brands	36,800	1,915,072
Administaff	20,700	885,339
Albany International, Cl. A	21,300	700,983
Angelica	5,500	141,900
Apogee Enterprises	22,300	430,613
Applied Industrial Technologies	31,350	824,818
Applied Signal Technology	10,500	147,630
Arkansas Best	23,000	828,000
Armor Holdings	24,400 [a,b]	1,338,340
Astec Industries	14,300 [a,b]	501,930
ASV	12,000 [a,b]	195,240
Baldor Electric	23,700 [b]	792,054
Barnes Group	31,500 [b]	685,125
Belden CDT	35,200	1,375,968
Bowne & Co.	23,000	366,620
Brady, Cl. A	40,400	1,506,112
Briggs & Stratton	41,300 [b]	1,113,035
C & D Technologies	12,700 [b]	60,198
CDI	9,500	236,550
Central Parking	14,500 [b]	261,000
Ceradyne	22,050 [a,b]	1,245,825
CLARCOR	40,000 [b]	1,352,400
Consolidated Graphics	9,000 [a,b]	531,630
Cubic	13,200	286,440
Curtiss-Wright	33,500 [b]	1,242,180
EDO	11,300 [b]	268,262
EGL	23,500 [a,b]	699,830
ElkCorp	15,300	628,677
EMCOR Group	27,500 [a]	1,563,375

The Portfolio 17

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares		Value ($)

Industrial (continued)
EnPro Industries	18,800	[a]	624,348
Esterline Technologies	20,600	[a,b]	828,738
Forward Air	24,000	[b]	694,320
Frontier Airlines Holdings	22,000	[a,b]	162,800
G & K Services, Cl. A	17,300	[b]	672,797
Gardner Denver	42,500	[a]	1,585,675
GenCorp	39,900	[a,b]	559,398
Griffon	21,000	[a]	535,500
Healthcare Services Group	21,750	[b]	629,880
Heartland Express	47,066		706,931
Heidrick & Struggles International	16,500	[a]	698,940
Hub Group, Cl. A	32,200	[a]	887,110
IDEX	42,700		2,024,407
Insituform Technologies, Cl. A	19,500	[a]	504,270
John H. Harland	21,200		1,064,240
Kaman	19,600		438,844
Kansas City Southern	59,500	[a,b]	1,724,310
Kaydon	22,100	[b]	878,254
Kirby	42,500	[a]	1,450,525
Knight Transportation	40,675	[b]	693,509
Labor Ready	44,000	[a]	806,520
Landstar System	44,400		1,695,192
Lawson Products	4,000		183,560
Lennox International	48,800		1,493,768
Lindsay	8,200		267,730
Lydall	13,300	[a]	143,773
Manitowoc	50,800		3,019,044
Mesa Air Group	31,000	[a]	265,670
Mobile Mini	27,000	[a]	727,380
Moog, Cl. A	33,050	[a]	1,262,180
Mueller Industries	30,200	[b]	957,340
NCI Building Systems	16,600	[a,b]	859,050
Old Dominion Freight Line	23,050	[a]	554,814
Regal-Beloit	25,400		1,333,754
Robbins & Myers	12,600		578,592
School Specialty	15,100	[a,b]	566,099
Shaw Group	61,000	[a,b]	2,043,500

18

Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
Simpson Manufacturing	27,900 [b]	883,035
SkyWest	51,500	1,313,765
Spherion	54,500 [a]	404,935
Standard Register	10,000	120,000
Standex International	10,000	301,300
Teledyne Technologies	29,300 [a]	1,175,809
Tetra Tech	49,200 [a]	890,028
Toro	34,100	1,590,083
Tredegar	21,400	483,854
Triumph Group	13,600 [b]	713,048
United Stationers	26,300 [a]	1,227,947
Universal Forest Products	16,100	750,582
URS	42,500 [a]	1,821,125
Valmont Industries	13,400	743,566
Viad	17,100	694,260
Vicor	14,900	165,539
Volt Information Sciences	7,700 [a,b]	386,617
Wabash National	25,000 [b]	377,500
Waste Connections	35,750 [a]	1,485,412
Watsco	19,000	896,040
Watson Wyatt Worldwide, Cl. A	36,800	1,661,520
Watts Water Technologies, Cl. A	23,000 [b]	945,530
Woodward Governor	24,500	972,895
		78,635,765
Information Technology—16.7%
Actel	23,300 [a]	423,128
Adaptec	90,000 [a]	419,400
Advanced Energy Industries	26,800 [a]	505,716
Aeroflex	61,600 [a]	721,952
Agilysys	27,500	460,350
Altiris	18,600 [a]	472,068
Anixter International	25,500 [a]	1,384,650
ANSYS	30,800 [a]	1,339,492
ATMI	30,300 [a,b]	925,059
Avid Technology	34,267 [a,b]	1,276,788
Axcelis Technologies	75,000 [a]	437,250
Bankrate	9,700 [a,b]	368,115

The Portfolio 19

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
Bel Fuse, Cl. B	11,800	410,522
Bell Microproducts	20,400 [a,b]	143,820
Benchmark Electronics	51,050 [a]	1,243,578
Black Box	13,700 [b]	575,263
Blue Coat Systems	10,500 [a,b]	251,475
Brightpoint	34,300 [a]	461,335
Brooks Automation	56,012 [a]	806,573
C-COR	27,000 [a]	300,780
Cabot Microelectronics	18,500 [a,b]	627,890
CACI International, Cl. A	23,600 [a,b]	1,333,400
Captaris	22,600 [a]	175,602
Carreker	17,000 [a]	129,880
Catapult Communications	9,800 [a]	88,004
Checkpoint Systems	31,300 [a]	632,260
CIBER	36,200 [a,b]	245,436
Cognex	37,500	893,250
Coherent	26,200 [a]	827,134
Cohu	20,600	415,296
Comtech Telecommunications	18,000 [a,b]	685,260
CTS	30,400	477,280
Cymer	30,000 [a]	1,318,500
Daktronics	23,500	865,975
Digi International	19,600 [a]	270,284
Digital Insight	27,500 [a]	1,058,475
Digitas	69,800 [a]	936,018
Diodes	15,500 [a,b]	549,940
Ditech Networks	22,500 [a]	155,700
DSP Group	25,200 [a]	546,840
eFunds	34,500 [a]	948,750
Electro Scientific Industries	22,400 [a]	451,136
Epicor Software	46,400 [a]	626,864
EPIQ Systems	11,600 [a,b]	196,852
Exar	31,200 [a]	405,600
FactSet Research Systems	32,400	1,829,952
FEI	16,400 [a,b]	432,468
FLIR Systems	55,800 [a,b]	1,776,114
Gerber Scientific	14,000 [a]	175,840

20

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
Gevity HR	18,200 [b]	431,158
Global Imaging Systems	41,000 [a]	899,950
Global Payments	53,400	2,472,420
Harmonic	52,900 [a]	384,583
Hutchinson Technology	20,400 [a,b]	480,828
Hyperion Solutions	48,300 [a,b]	1,735,902
InfoSpace	25,000 [a]	512,750
Insight Enterprises	40,500 [a]	764,235
Inter-Tel	18,900	418,824
Intevac	13,500 [a]	350,325
Itron	20,200 [a,b]	1,047,168
j2 Global Communications	43,800 [a]	1,193,550
JDA Software Group	24,500 [a]	337,365
Keane	34,000 [a]	404,940
Keithley Instruments	14,300	188,045
Komag	25,500 [a,b]	965,940
Kopin	58,600 [a]	209,202
Kronos/MA	25,800 [a]	947,892
Kulicke & Soffa Industries	37,500 [a,b]	315,000
Littelfuse	18,400 [a]	586,592
LoJack	16,700 [a]	285,236
Manhattan Associates	22,000 [a]	661,760
ManTech International, Cl. A	14,600 [a]	537,718
MapInfo	19,300 [a]	251,865
MAXIMUS	14,000	430,920
Mercury Computer Systems	12,400 [a]	165,664
Methode Electronics	35,300	382,299
Micros Systems	31,400 [a]	1,654,780
Microsemi	54,500 [a]	1,070,925
MIVA	6,000 [a]	20,340
MKS Instruments	26,600 [a]	600,628
MTS Systems	17,300	668,126
Napster	28,600 [a]	103,818
Neoware	14,800 [a,b]	195,508
NETGEAR	26,000 [a,b]	682,500
Network Equipment Technologies	7,300 [a]	42,486
Novatel Wireless	20,600 [a]	199,202

The Portfolio 21

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
Open Solutions	15,800 [a,b]	594,712
Park Electrochemical	20,000	513,000
Paxar	29,000 [a]	668,740
PC-Tel	6,400 [a]	59,840
Pericom Semiconductor	19,600 [a]	224,812
Phoenix Technologies	9,300 [a]	41,850
Photon Dynamics	8,700 [a]	101,703
Photronics	36,200 [a,b]	591,508
Planar Systems	19,600 [a,b]	189,532
Progress Software	34,300 [a]	957,999
Quality Systems	13,700	510,599
Radiant Systems	16,000 [a]	167,040
Radisys	16,100 [a]	268,387
Rogers	13,800 [a]	816,270
Rudolph Technologies	13,100 [a]	208,552
ScanSource	21,200 [a,b]	644,480
Secure Computing	55,000 [a,b]	360,800
Skyworks Solutions	131,500 [a]	931,020
Sonic Solutions	20,700 [a]	337,410
SPSS	15,400 [a]	463,078
Standard Microsystems	17,500 [a]	489,650
StarTek	8,300	112,382
Supertex	12,000 [a,b]	471,000
Sykes Enterprises	24,500 [a]	432,180
Symmetricom	35,800 [a]	319,336
Synaptics	19,900 [a,b]	590,831
Take-Two Interactive Software	51,000 [a,b]	905,760
TALX	23,650	649,193
Technitrol	31,800	759,702
THQ	47,850 [a,b]	1,556,082
Tollgrade Communications	14,300 [a]	151,151
Trimble Navigation	43,500 [a]	2,206,755
Ultratech	13,500 [a,b]	168,480
United Online	51,500	683,920
Varian Semiconductor
Equipment Associates	43,950 [a]	2,000,604
Veeco Instruments	22,400 [a]	419,552

22

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
ViaSat	19,300 [a]	575,333
WebEx Communications	32,000 [a]	1,116,480
Websense	40,000 [a]	913,200
X-Rite	21,700 [b]	266,910
		78,043,591
Materials—5.2%
A.M. Castle & Co.	7,600	193,420
AMCOL International	15,000 [b]	416,100
AptarGroup	27,800	1,641,312
Arch Chemicals	19,000	632,890
Brush Engineered Materials	15,300 [a]	516,681
Buckeye Technologies	28,000 [a]	335,440
Caraustar Industries	18,000 [a]	145,620
Carpenter Technology	21,100	2,163,172
Century Aluminum	16,000 [a]	714,400
Chaparral Steel	39,700	1,757,519
Chesapeake	14,000	238,280
Cleveland-Cliffs	36,200 [b]	1,753,528
Deltic Timber	8,400	468,552
Georgia Gulf	28,000 [b]	540,680
H.B. Fuller	50,300	1,298,746
Headwaters	30,400 [a,b]	728,384
MacDermid	19,000	647,900
Myers Industries	22,302	349,249
Neenah Paper	11,900	420,308
OM Group	25,000 [a]	1,132,000
Omnova Solutions	31,400 [a]	143,812
Penford	7,300	126,290
PolyOne	84,500 [a]	633,750
Pope & Talbot	5,500 [a,b]	30,085
Quaker Chemical	7,500	165,525
Quanex	30,750	1,063,643
Rock-Tenn, Cl. A	25,800	699,438
RTI International Metals	16,800 [a]	1,314,096
Ryerson	23,300	584,597
Schulman (A.)	20,500	456,125

The Portfolio 23

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Materials (continued)
Schweitzer-Mauduit International	12,600	328,230
Steel Technologies	11,800	207,090
Texas Industries	19,100	1,226,793
Tronox, Cl. B	32,400	511,596
Wausau Paper	34,500	517,155
Wellman	6,800 [b]	21,692
		24,124,098
Telecommunication Services—.4%
Commonwealth Telephone Enterprises	19,200	803,712
CT Communications	12,200	279,624
General Communication, Cl. A	36,400 [a]	572,572
		1,655,908
Utilities—5.0%
Allete	23,400	1,089,036
American States Water	11,350 [b]	438,337
Atmos Energy	71,900	2,294,329
Avista	43,000	1,088,330
Cascade Natural Gas	9,200	238,464
Central Vermont Public Service	9,200	216,660
CH Energy Group	10,400 [b]	549,120
Cleco	45,200	1,140,396
El Paso Electric	37,000 [a]	901,690
Energen	57,500	2,699,050
Green Mountain Power	2,500	84,725
Laclede Group	18,800	658,564
New Jersey Resources	23,000	1,117,340
Northwest Natural Gas	21,800	925,192
Piedmont Natural Gas	57,300 [b]	1,532,775
South Jersey Industries	23,000 [b]	768,430
Southern Union	82,143	2,295,897
Southwest Gas	33,300	1,277,721
UGI	84,100	2,294,248
UIL Holdings	19,600	826,924
UniSource Energy	27,300 [b]	997,269
		23,434,497
Total Common Stocks
(cost $328,646,578)		464,143,525

24

	Principal
Short-Term Investments—.1%	Amount ($)	Value ($)

U.S. Treasury Bills:
4.78%, 1/4/07	250,000	249,967
4.85%, 3/29/07	250,000 [c]	247,123
Total Short-Term Investments
(cost $496,970)		497,090

Other Investment—.3%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,306,000)	1,306,000 [d]	1,306,000

Investment of Cash Collateral
for Securities Loaned—19.0%

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $88,317,261)	88,317,261 [d]	88,317,261

Total Investments (cost $418,766,809)	119.0%	554,263,876
Liabilities, Less Cash and Receivables	(19.0%)	(88,376,451)
Net Assets	100.0%	465,887,425

[a] Non-income producing security.
[b] All or a portion of these securities are on loan. At December 31, 2006, the total market value of the portfolio’s securities on loan is $86,791,846 and the total market value of the collateral held by the portfolio is $90,740,211, consisting of $88,317,261 of cash collateral and U.S. Government and agency securities valued at $2,422,950.
[c] All or partially held by a broker as collateral for open financial futures positions.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary	(Unaudited) †

	Value (%)		Value (%)

Short-Term/Money		Energy	7.3
Market Investments	19.4	Materials	5.2
Industrial	16.9	Utilities	5.0
Information Technology	16.7	Consumer Staples	4.0
Consumer Discretionary	16.3	Telecommunication Services	.4
Financial	16.2	Futures	.0
Health Care	11.6		119.0

† Based on net assets.
See notes to financial statements.

The Portfolio 25

STATEMENT OF FINANCIAL FUTURES December 31, 2006
		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 12/31/2006 ($)

Financial Futures Long
Russell 2000 E-mini	27	2,146,230	March 2007	2,695

See notes to financial statements.
26

STATEMENT OF ASSETS AND LIABILITIES December 31, 2006
	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including securities on loan,
valued at $86,791,846)—Note 1(b):
Unaffiliated issuers	329,143,548	464,640,615
Affiliated issuers	89,623,261	89,623,261
Cash		282,245
Receivable for investment securities sold		779,350
Dividends and interest receivable		456,862
		555,782,333

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		238,269
Liability for securities on loan—Note 1(b)		88,317,261
Payable for investment securities purchased		1,321,063
Payable for futures variation margin—Note 4		18,315
		89,894,908

Net Assets ($)		465,887,425

Composition of Net Assets ($):
Paid-in capital		322,847,845
Accumulated undistributed investment income—net		2,028,513
Accumulated net realized gain (loss) on investments		5,511,305
Accumulated net unrealized appreciation (depreciation)
on investments (including $2,695 net unrealized
appreciation on financial futures)		135,499,762

Net Assets ($)		465,887,425

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		25,059,170
Net Asset Value, offering and redemption price per share ($)		18.59

See notes to financial statements.

The Portfolio 27

STATEMENT OF OPERATIONS Year Ended December 31, 2006
Investment Income ($):
Income:
Cash dividends (net of $1,938 foreign taxes withheld at source):
Unaffiliated issuers	4,508,654
Affiliated issuers	80,531
Income from securities lending	253,606
Interest	23,176
Total Income	4,865,967
Expenses:
Investment advisory fee—Note 3(a)	1,586,734
Distribution fees—Note 3(b)	1,133,381
Interest expense—Note 2	27,973
Loan commitment fees—Note 2	3,519
Total Expenses	2,751,607
Investment Income—Net	2,114,360

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	16,748,857
Net realized gain (loss) on financial futures	227,278
Net Realized Gain (Loss)	16,976,135
Net unrealized appreciation (depreciation) on investments
(including $7,445 net unrealized appreciation on financial futures)	38,766,452
Net Realized and Unrealized Gain (Loss) on Investments	55,742,587
Net Increase in Net Assets Resulting from Operations	57,856,947

See notes to financial statements.
28

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2006	2005

Operations ($):
Investment income—net	2,114,360	2,076,735
Net realized gain (loss) on investments	16,976,135	6,592,901
Net unrealized appreciation
(depreciation) on investments	38,766,452	16,542,908
Net Increase (Decrease) in Net Assets
Resulting from Operations	57,856,947	25,212,544

Dividends to Shareholders from ($):
Investment income—net	(1,809,278)	—
Net realized gain on investments	(10,261,188)	(997,515)
Total Dividends	(12,070,466)	(997,515)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	112,173,319	139,842,181
Dividends reinvested	12,070,466	997,515
Cost of shares redeemed	(125,145,114)	(99,227,774)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(901,329)	41,611,922
Total Increase (Decrease) in Net Assets	44,885,152	65,826,951

Net Assets ($):
Beginning of Period	421,002,273	355,175,322
End of Period	465,887,425	421,002,273
Undistributed investment income—net	2,028,513	2,045,956

Capital Share Transactions (Shares):
Shares sold	6,362,252	8,833,017
Shares issued for dividends reinvested	670,582	65,540
Shares redeemed	(7,236,511)	(6,417,091)
Net Increase (Decrease) in Shares Outstanding	(203,677)	2,481,466

See notes to financial statements.

The Portfolio 29

FINANCIAL HIGHLIGHTS

The following table describe the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,

	2006	2005	2004	2003	2002 [a]

Per Share Data ($):
Net asset value, beginning of period	16.66	15.59	13.11	9.58	12.50
Investment Operations:
Investment income—net [b]	.08	.09	.08	.04	.03
Net realized and unrealized
gain (loss) on investments	2.32	1.02	2.79	3.58	(2.94)
Total from Investment Operations	2.40	1.11	2.87	3.62	(2.91)
Distributions:
Dividends from investment income—net	(.07)	—	(.06)	(.02)	(.01)
Dividends from net realized
gain on investments	(.40)	(.04)	(.33)	(.07)	—
Total Distributions	(.47)	(.04)	(.39)	(.09)	(.01)
Net asset value, end of period	18.59	16.66	15.59	13.11	9.58

Total Return (%)	14.41	7.23	21.89	37.78	(23.25)[c]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.61	.60	.60	.60	.40[c]
Ratio of net investment income
to average net assets	.47	.55	.57	.33	.27[c]
Portfolio Turnover Rate	27.85	25.56	25.06	32.49	117.52[c]

Net Assets, end of period ($ x 1,000)	465,887	421,002	355,175	179,454	42,094

[a]	From May 1, 2002 (commencement of operations) to December 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c]	Not annualized.
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering nine series, including the Small Cap Stock Index Portfolio (the “portfolio”).The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series.The portfolio’s investment objective is to match the performance of the Standard & Poor’s SmallCap 600 Index. The Dreyfus Corporation (the “Manager” or “Dreyfus “) serves as the portfolio’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge.

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

The fund accounts separately for the assets, liabilities and operations of series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Portfolio 31

NOTES TO FINANCIAL STATEMENTS (continued)

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example,a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

32

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the portfolio.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the portfolio may lend securities to qualified institutions. It is the portfolio’s policy, that at origination all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the portfolio’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The portfolio is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually,

The Portfolio 33

NOTES TO FINANCIAL STATEMENTS (continued)

but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the portfolio.

At December 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,522,520, undistributed capital gains $18,681,302 and unrealized appreciation $121,835,758.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2006 and December 31, 2005 were as follows: ordinary income $3,566,862 and $101,131 and long-term capital gains $8,503,604 and $896,384, respectively.

34

During the period ended December 31, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trust, the portfolio decreased accumulated undistributed investment income-net by $322,525 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the ‘Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended December 31, 2006 was approximately $503,100, with a related weighted average annualized interest rate of 5.56% .

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement (‘Agreement”) with the Manager, the investment advisory fee is computed at the annual rate of .35% of the value of the portfolio’s average daily net assets and is payable monthly. Under the terms of the Agreement, the Manager has agreed to pay all of the expenses of the portfolio except management fees, Rule 12b-1 distribution Plan fees, taxes, interest expenses, brokerage commissions, fees and expenses of independent counsel to the portfolio and the non-interested Board members, and extraordinary expenses. In addition, the Manager has also agreed to reduce its fee in an amount equal to the portfolio’s allocated portion of the accrued fees and expenses of non-interested board members and fees and expenses of independent counsel to the portfolio.

The Portfolio 35

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, the portfolio pays the Distributor for distributing their shares, for servicing and/or maintaining shareholder accounts and for advertising and marketing. The Plan provides for payments to be made at an annual rate of .25% of the value of the portfolio’s average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2006, the portfolio was charged $1,133,381 pursuant to the Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: investment advisory fees $138,990 and Rule 12b-1 distribution plan fees $99,279.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the SEC, the portfolio may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 2006, amounted to $125,804,242 and $137,411,102, respectively.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the

36

portfolio to “mark to market” on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the portfolio recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 2006, are set forth in the Statement of Financial Futures.

At December 31, 2006, the cost of investments for federal income tax purposes was $432,428,118; accordingly, accumulated net unrealized appreciation on investments was $121,835,758, consisting of $144,990,497 gross unrealized appreciation and $23,154,739 gross unrealized depreciation.

The Portfolio 37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York February 6, 2007
38

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby designates $.3290 per share as a long-term capital gain distribution of the $.4670 per share paid on March 28, 2006 and also the portfolio hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2006 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2007 of the percentage applicable to the preparation of their 2006 income tax returns.

The Portfolio 39

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S

INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Trustees of Dreyfus Investment Portfolios (the “Company”) held on July 11-12, 2006, the Board considered the re-approval of the portfolio’s Investment Advisory Agreement for another one year term, pursuant to which the Manager provides the portfolio with investment advisory and administrative services.The Board mem-bers,none of whom are “interested persons”(as defined in the Investment Company Act of 1940, as amended) of the Company, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Portfolio. The Board members received a presentation from representatives of the Manager regarding services provided to the portfolio and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the portfolio pursuant to the portfolio’s Investment Advisory Agreement.The Manager’s representatives reviewed the portfolio’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Board members noted that the portfolio’s shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The Manager’s representatives noted the diversity of distribution of the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including that of the port-folio.The Board also reviewed the number of separate accounts investing in the portfolio, as well as the portfolio’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day portfolio operations, including portfolio accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting and compliance infrastructure.

40

Comparative Analysis of the Portfolio’s Investment Advisory Fee, Expense Ratio and Performance.The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the portfolio’s advisory fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in these reports were comparisons of contractual and actual advisory fee rates, total operating expenses and performance.The Manager furnished these reports to the Board along with a description of the methodology Lipper used to select the Expense Group and Expense Universe.

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the portfolio’s expense ratio ranked third of the three funds in the Expense Group (was the highest). The Board also noted that the portfolio’s expense ratio ranked in the fourth quin-tile (above the median) of the Expense Universe.

The Board members also reviewed the reports prepared by Lipper that presented the portfolio’s performance and placed significant emphasis on comparisons of performance to a group of comparable funds (the “Performance Group”) composed of the same funds included in the Expense Group and to a broader group of funds (the “Performance Universe”).The Manager also provided a comparison of the portfolio’s calendar year total returns to the returns of its benchmark index.The Board noted that the portfolio’s performance ranked second or third of the funds in the Performance Group for periods ended May 31, 2006, and was below the median of the Performance Universe for the 1-year period and was above the medians of the Performance Universe for the 2-, 3- and 4-year periods. Representatives of the Manager also noted that the difference in returns between the portfolio and its

The Portfolio 41

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

benchmark, the S&P SmallCap 600 Index, was primarily due to the portfolio’s transaction costs and other operating expenses.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager by other mutual funds managed by the Manager with similar investment objectives, policies and strategies, and included within the same Lipper category, as the portfolio (the “Similar Funds”), and by another account managed by an affiliate of the Manager with a similar investment objective and similar policies and strategies as the portfolio (the “Similar Account”). The Manager’s representatives explained the nature of the Similar Account and the differences, from the Manager’s perspective, in management of the Similar Account as compared to managing and providing services to the portfolio. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. Noting the portfolio’s “unitary fee” structure, the Board analyzed the differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the services provided; it was noted that the Similar Funds generally had advisory fees that were higher than the fee borne by the portfolio.The Board members considered the relevance of the fee information provided for the Similar Funds and Similar Accounts to evaluate the appropriateness and reasonableness of the portfolio’s advisory fees.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the

42

portfolio.The Board members evaluated the analysis in light of the relevant circumstances for the portfolio, noting that economies of scale may be realized as the portfolio’s assets increase and considering whether fee levels reflect these economies of scale for the benefit of portfolio investors. The Board members evaluated the profitability analysis in light of the relevant circumstances for the portfolio, including any decline in assets, and the extent to which economies of scale would be realized if the portfolio grows and whether fee levels reflect these economies of scale for the benefit of portfolio shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser to the portfolio, including any soft dollar arrangements with respect to trading the portfolio’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the portfolio as part of their evaluation of whether the fee under the Investment Advisory Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services. It was noted that the profitability percentage for managing the portfolio was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the portfolio was reasonable given the portfolio’s overall performance and generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the portfolio’s Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations with respect to the portfolio:

• The Board concluded that the nature, extent and quality of the services provided by the Manager to the portfolio are adequate and appropriate.

The Portfolio 43

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

• The Board was satisfied with the portfolio’s overall total return performance.

• The Board concluded that the fee paid to the Manager by the portfolio was reasonable in light of the services provided, comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the portfolio.

• The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the portfolio had been adequately considered by the Manager in connection with the advisory fee rate charged to the portfolio, and that, to the extent in the future it were determined that material economies of scale had not been shared with the portfolio, the Board would seek to have those economies of scale shared with the portfolio.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the portfolio’s Investment Advisory Agreement was in the best interests of the portfolio and its shareholders.

44

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63)
Chairman of the Board (1998)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 190

———————
Clifford L. Alexander, Jr. (73)
Board Member (1998)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 67

———————
Lucy Wilson Benson (79)
Board Member (1998)
Principal Occupation During Past 5 Years:
• President of Benson and Associates, consultants to business and government (1980-present)
Other Board Memberships and Affiliations:
• The International Executive Services Corps., Director Emeritus
• Citizens Network for Foreign Affairs,Vice Chairperson
• Council on Foreign Relations, Member
• Lafayette College Board of Trustees,Trustee Emeritus
• Atlantic Council of the U.S., Director
No. of Portfolios for which Board Member Serves: 35

The Portfolio 45

BOARD MEMBERS INFORMATION (Unaudited) (continued)

David W. Burke (70)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 81
———————
Whitney I. Gerard (72)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 33
———————
George L. Perry (72)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 33
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York
10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Arthur A. Hartman, Emeritus Board Member

46

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 190 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1, 1998.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

The Portfolio 47

OFFICERS OF THE FUND (Unaudited) (continued)

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 206 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 202 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

48

For More Information

Telephone 1-800-554-4611 or 516-338-3300
Mail	The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Investments Division

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies relating to portfolio securities, and information regarding how the portfolio voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE PORTFOLIO

2	A Letter from the CEO
3	Discussion of Performance
6	Portfolio Performance
8	Understanding Your Portfolio’s Expenses
8	Comparing Your Portfolio’s Expenses
With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
17	Notes to Financial Statements
25	Report of Independent Registered
Public Accounting Firm
26	Information About the Review
and Approval of the Portfolio’s
Investment Advisory Agreement
31	Board Members Information
33	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Investment Portfolios,
Technology Growth Portfolio

The Portfolio

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Technology Growth Portfolio, covering the 12-month period from January 1, 2006, through December 31, 2006.

2006 proved to be a good year for the financial markets.Virtually all sectors and capitalization ranges of the U.S. equity markets generated strong returns, especially over the second half of the year.A number of positive factors contributed to the markets’ gains in 2006, including an expanding domestic economy, subdued inflation, stabilizing interest rates, rising productivity and robust corporate profits.

In our analysis, 2006 provided an excellent reminder of the need for a long-term investment perspective. Adopting too short a time frame proved costly for some investors last year, as chasing recent winners often meant buying the next month’s losers. Indeed, history shows that reacting to near-term developments with extreme shifts in strategy rarely is the right decision.We believe that a better course of action is to set a portfolio mix to meet future goals, while attempting to ignore short term market fluctuations in favor of a longer-term view.

For information about how the portfolio performed during the reporting period, as well as market perspectives, we have provided a Discussion of Performance given by the portfolio manager.

Thank you for your continued confidence and support.We wish you good health and prosperity in 2007.

Thomas F. Eggers Chief Executive Officer The Dreyfus Corporation January 16, 2007
2

DISCUSSION OF PERFORMANCE

Mark Herskovitz, Primary Portfolio Manager

How did Dreyfus Investment Portfolios, Technology Growth
Portfolio perform relative to its benchmarks?

For the 12-month period ended December 31, 2006, the portfolio’s Initial shares produced a total return of 4.31%, and its Service shares produced a total return of 4.04% .1 The portfolio’s benchmarks, the Morgan Stanley High Technology 35 Index (the “MS High Tech 35 Index”) and the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced total returns of 9.40% and 15.78%, respectively, over the same period.2,3

Although technology stocks participated in the overall stock market’s rise in 2006, they generally lagged broader market averages as investors turned toward more defensive sectors in a slowing U.S. economy.The portfolio’s returns underperformed both benchmarks, primarily due to reversals or pauses in stocks that had performed well in previous reporting periods, as well as strength in stocks held by the MS High Tech 35 Index but not the portfolio.

What is the portfolio’s investment approach?

The portfolio seeks capital appreciation by investing in growth companies of any size that we regard as leading producers or beneficiaries of technological innovation. We attempt to identify trends that we believe will drive demand within technology-related sectors.We then strive to identify the companies that appear likely to benefit from these trends.Typically, these companies are leaders in their market segments and have achieved rapid earnings or revenue growth and dominant market shares. Many of these stocks are considered core holdings that we believe will lead their industry segments over the long term. We complement core positions with other holdings that we believe can provide above-average gains over a shorter time frame.

What other factors influenced the portfolio’s performance?

Technology stocks generally underperformed the broader markets in 2006,despite showing occasional signs of renewed strength that temporarily narrowed the performance gap. Reports of slower U.S. economic

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

growth — including concerns that consumer and corporate spending might suffer due to higher interest rates and softening housing markets —dampened investor enthusiasm for some of the more growth-oriented market sectors, such as technology. In addition, technology investors remained concerned about high inventory levels in some sub-sectors, including semiconductors and other components of personal computers. Finally, the high-profile “stock option backdating” scandal affecting a handful of technology firms continued to worry investors.

In this environment, the portfolio’s returns roughly matched those of the MS High Tech 35 Index in every month of 2006 but October. Despite no significant changes in business fundamentals that we could detect, the month saw sharp declines in some of the holdings that had performed well for the portfolio over the past several years. For example, the stock of glass maker Corning rose over much of the year on the strength of robust demand for flat-panel displays, but the stock suffered a sharp drop in October even as sales of flat-panel monitors and televisions continued to grow.

The portfolio’s relative performance also was constrained by strong results from companies that were part of the benchmark but not the portfolio. Many of these stocks did not meet our investment criteria, including slow-growth technology giant International Business Machines, e-tailer Amazon and auction site eBay.The fund held an underweighted position in hardware maker Hewlett-Packard, which gained value after a management change despite a scandal surrounding its board of directors.

Fortunately, other holdings continued to benefit from positive, ongoing technological trends. IT infrastructure solutions provider Akamai Technologies represented the portfolio’s top performer in 2006, as the company’s products continued to enable a massive shift on the Internet to broadband-intensive applications, such as high-definition video. Other strong contributions to performance came from Cognizant Technology Solutions, a prime beneficiary of the trend among U.S. corporations toward outsourcing non-core business activities. Telephone billing specialist Amdocs continued to gain value as the telecommunications industry consolidated and sought greater efficiencies in its billing systems. Navigation systems developer Garmin saw its stock price rise on the success of new consumer products in the increasingly popular global positioning systems market segment.

4

In addition, the portfolio successfully avoided some of the more problematic stocks in the MS High Tech 35 Index. For example, the portfolio did not own shares of contract manufacturer Jabil Circuits, which declined due to low profit margins, or Nortel Networks, which continued to post significant losses.

What is the portfolio’s current strategy?

While we currently remain cautiously optimistic regarding the longer-term outlook for the technology sector, we have identified a number of secular trends that we believe will continue to support the growth of certain technology companies even if U.S. economic growth slows. For example, we currently see no abatement of corporate outsourcing to cheaper overseas labor markets; the rising popularity of flat-panel displays, global positioning systems and other consumer electronics; advances in wireless communications; or the growth of broadband-intensive applications over the Internet.

January 16, 2007

The portfolio’s share price is likely to be more volatile than that of other portfolios that do not concentrate in one sector. The technology sector involves special risks, such as the faster rate of change and obsolescence of technological advances, and has been among the most volatile sectors of the stock market. An investment in the portfolio should be considered only as a supplement to a complete investment program.
The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term
goals.The investment objective and policies of Dreyfus Investment Portfolios,Technology Growth
Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
[2]	SOURCE: BLOOMBERG L.P. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley High Technology 35 Index is an
unmanaged, equal dollar-weighted index of 35 stocks from the electronics-based subsectors.
[3]	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.

The Portfolio 5

PORTFOLIO PERFORMANCE
Average Annual Total Returns	as of 12/31/06
	Inception			From
	Date	1 Year	5 Years	Inception

Initial shares	8/31/99	4.31%	(0.11)%	(3.75)%
Service shares	8/31/99	4.04%	(0.36)%	(3.97)%

The data for Service shares includes the results of Initial shares for the period prior to December 31, 2000
(inception date of Service shares). Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.
† Source: Lipper Inc.
†† Source: Bloomberg L.P.
Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios,
Technology Growth Portfolio on 8/31/99 (inception date of Initial shares) to a $10,000 investment made in the
Morgan Stanley High Technology 35 Index (the “MS High Tech 35 Index”) and the Standard & Poor’s 500
Composite Stock Price Index (the “S&P 500 Index”) on that date.

6

The portfolio’s Initial shares are not subject to a Rule 12b-1 fee.The portfolio’s Service shares are subject to a 0.25%
annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the portfolio’s Initial shares from their inception date through December 30, 2000, and the performance of the portfolio’s Service shares from
December 31, 2000 (inception date of Service shares) to December 31, 2006 (blended performance figures).The blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower. All dividends and capital gain distributions are reinvested.
The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses.The
MS High Tech 35 Index is an unmanaged, equal dollar-weighted index of 35 stocks from the electronics-based
subsectors.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance. Neither of the foregoing indices take into account charges, fees and other expenses. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolio 7

UNDERSTANDING YOUR

PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor,you pay ongoing expenses,such as management fees and other expenses.Using the information below,you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Technology Growth Portfolio from July 1, 2006 to December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2006
	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 4.60	$ 5.96
Ending value (after expenses)	$1,075.20	$1,072.80

COMPARING YOUR PORTFOLIO’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2006

	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 4.48	$ 5.80
Ending value (after expenses)	$1,020.77	$1,019.46

† Expenses are equal to the portfolio’s annualized expense ratio of .88% for Initial shares and 1.14% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS December 31, 2006
Common Stocks—97.2%	Shares	Value ($)

Consumer Discretionary—3.3%
Garmin	103,000 [a]	5,732,980
Health Care—1.0%
Amgen	6,500 [b]	444,015
Genentech	15,500 [b]	1,257,515
		1,701,530
Information Technology—92.9%
Accenture, Cl. A	210,700	7,781,151
Adobe Systems	135,100 [b]	5,555,312
Akamai Technologies	87,800 [a,b]	4,663,936
Amdocs	140,800 [b]	5,456,000
Apple Computer	67,700 [b]	5,743,668
Automatic Data Processing	118,000	5,811,500
Avid Technology	59,300 [a,b]	2,209,518
Broadcom, Cl. A	179,750 [b]	5,807,723
CheckFree	91,700 [b]	3,682,672
Cisco Systems	239,400 [b]	6,542,802
Citrix Systems	79,600 [b]	2,153,180
Cognizant Technology Solutions, Cl. A	72,300 [b]	5,578,668
Comverse Technology	204,200 [b]	4,310,662
Corning	281,500 [b]	5,266,865
Electronic Arts	66,900 [b]	3,369,084
EMC/Massachusetts	184,500 [b]	2,435,400
Google, Cl. A	14,800 [b]	6,815,104
Hewlett-Packard	126,000	5,189,940
Infosys Technologies, ADR	103,200	5,630,592
Intel	105,900	2,144,475
Juniper Networks	268,300 [a,b]	5,081,602
Marvell Technology Group	139,300 [b]	2,673,167
MEMC Electronic Materials	107,900 [b]	4,223,206
Microsoft	280,100	8,363,786
Motorola	43,200	888,192
National Semiconductor	128,400	2,914,680

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
Network Appliance	147,800 [b]	5,805,584
Oracle	137,800 [b]	2,361,892
QUALCOMM	126,800	4,791,772
SAP, ADR	84,300 [a]	4,476,330
Seagate Technology	64,700	1,714,550
SiRF Technology Holdings	85,300 [a,b]	2,176,856
Sun Microsystems	526,300 [b]	2,852,546
Taiwan Semiconductor
Manufacturing, ADR	488,427 [a]	5,338,507
Tellabs	311,100 [b]	3,191,886
Texas Instruments	126,400	3,640,320
Yahoo!	115,100 [b]	2,939,654
		159,582,782
Total Common Stocks
(cost $135,329,304)		167,017,292

Other Investment—16.8%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $28,804,718)	28,804,718 [c]	28,804,718

10

Investment of Cash Collateral
for Securities Loaned—9.8%		Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $16,778,687)		16,778,687 [c]	16,778,687

Total Investments (cost $180,912,709)		123.8%	212,600,697
Liabilities, Less Cash and Receivables		(23.8%)	(40,879,276)
Net Assets		100.0%	171,721,421

ADR—American Depository Receipts.
[a]	All or a portion of these securities are on loan. At December 31, 2006, the total market value of the portfolio’s
	securities on loan is $16,103,833 and the total market value of the collateral held by the portfolio is $16,778,687.
[b]	Non-income producing security.
[c]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †
	Value (%)		Value (%)

Information Technology	92.9	Health Care	1.0
Money Market Investments	26.6
Consumer Discretionary	3.3		123.8

† Based on net assets.
See notes to financial statements.

The Portfolio 11

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $16,103,833)—Note 1(c):
Unaffiliated issuers	135,329,304	167,017,292
Affiliated issuers	45,583,405	45,583,405
Cash		10,464
Dividends receivable		109,448
Receivable for shares of Beneficial Interest subscribed		4,412
Prepaid expenses		11,082
		212,736,103

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		120,527
Payable for investment securities purchased		24,055,476
Liabilities for securities on loan—Note 1(c)		16,778,687
Payable for shares of Beneficial Interest redeemed		7,277
Accrued expenses		52,715
		41,014,682

Net Assets ($)		171,721,421

Composition of Net Assets ($):
Paid-in capital		268,488,377
Accumulated net realized gain (loss) on investments		(128,454,944)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		31,687,988

Net Assets ($)		171,721,421

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	90,322,285	81,399,136
Shares Outstanding	9,571,351	8,769,406

Net Asset Value Per Share ($)	9.44	9.28

See notes to financial statements.
12

STATEMENT OF OPERATIONS Year Ended December 31, 2006
Investment Income ($):
Income:
Cash dividends (net of $45,272 foreign taxes withheld at source):
Unaffiliated issuers	628,063
Affiliated issuers	467,547
Income from securities lending	89,247
Total Income	1,184,857
Expenses:
Investment advisory fee—Note 3(a)	1,047,830
Distribution fees—Note 3(b)	161,874
Professional fees	69,293
Prospectus and shareholders’ reports	37,141
Custodian fees—Note 3(b)	25,234
Trustees’ fees and expenses—Note 3(c)	3,140
Shareholder servicing costs—Note 3(b)	1,974
Miscellaneous	11,160
Total Expenses	1,357,646
Less—reduction in custody fees
due to earnings credits—Note 1(c)	(821)
Net Expenses	1,356,825
Investment (Loss)—Net	(171,968)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	2,726,659
Net realized gain (loss) on forward currency exchange contracts	(6,818)
Net Realized Gain (Loss)	2,719,841
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	3,599,046
Net Realized and Unrealized Gain (Loss) on Investments	6,318,887
Net Increase in Net Assets Resulting from Operations	6,146,919

See notes to financial statements.

The Portfolio 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2006	2005

Operations ($):
Investment (loss)—net	(171,968)	(361,736)
Net realized gain (loss) on investments	2,719,841	1,071,068
Net unrealized appreciation
(depreciation) on investments	3,599,046	3,580,187
Net Increase (Decrease) in Net Assets
Resulting from Operations	6,146,919	4,289,519

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	24,007,273	5,340,546
Service shares	30,872,440	18,471,720
Cost of shares redeemed:
Initial shares	(15,335,729)	(23,038,519)
Service shares	(5,043,592)	(4,433,718)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	34,500,392	(3,659,971)
Total Increase (Decrease) in Net Assets	40,647,311	629,548

Net Assets ($):
Beginning of Period	131,074,110	130,444,562
End of Period	171,721,421	131,074,110

Capital Share Transactions (Shares):
Initial Shares
Shares sold	2,546,547	631,081
Shares redeemed	(1,681,073)	(2,756,505)
Net Increase (Decrease) in Shares Outstanding	865,474	(2,125,424)

Service Shares
Shares sold	3,463,211	2,219,052
Shares redeemed	(559,129)	(537,618)
Net Increase (Decrease) in Shares Outstanding	2,904,082	1,681,434

See notes to financial statements.
14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

		Year Ended December 31,

Initial Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	9.05	8.72	8.68	5.75	9.49
Investment Operations:
Investment (loss)—net [a]	(.00)[b]	(.02)	(.01)	(.03)	(.04)
Net realized and unrealized gain
(loss) on investments	.39	.35	.05	2.96	(3.70)
Total from Investment Operations	.39	.33	.04	2.93	(3.74)
Net asset value, end of period	9.44	9.05	8.72	8.68	5.75

Total Return (%)	4.31	3.78	.46	50.96	(39.41)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.85	.81	.85	.88	.89
Ratio of net expenses
to average net assets	.85	.81	.85	.88	.89
Ratio of net investment
(loss) to average net assets	(.01)	(.21)	(.10)	(.42)	(.53)
Portfolio Turnover Rate	66.05	49.08	62.50	38.22	91.47

Net Assets, end of period ($ x 1,000)	90,322	78,753	94,397	102,441	52,786

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
See notes to financial statements.

The Portfolio 15

FINANCIAL HIGHLIGHTS (continued)
		Year Ended December 31,

Service Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	8.92	8.62	8.60	5.71	9.45
Investment Operations:
Investment (loss)—net [a]	(.02)	(.04)	(.02)	(.05)	(.05)
Net realized and unrealized
gain (loss) on investments	.38	.34	.04	2.94	(3.69)
Total from Investment Operations	.36	.30	.02	2.89	(3.74)
Net asset value, end of period	9.28	8.92	8.62	8.60	5.71

Total Return (%)	4.04	3.48	.23	50.61	(39.58)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.11	1.06	1.10	1.13	1.12
Ratio of net expenses
to average net assets	1.11	1.06	1.10	1.13	1.12
Ratio of net investment (loss)
to average net assets	(.25)	(.46)	(.24)	(.70)	(.77)
Portfolio Turnover Rate	66.05	49.08	62.50	38.22	91.47

Net Assets, end of period ($ x 1,000)	81,399	52,321	36,047	17,353	5,787

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company, currently offering nine series,including the Technology Growth Portfolio (the “portfolio”).The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio’s investment objective is to provide capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the portfolio’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge.The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Portfolio 17

NOTES TO FINANCIAL STATEMENTS (continued)

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as

18

prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the portfolio.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has an arrangement with the custodian bank whereby the portfolio receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the portfolio includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the portfolio may lend securities to qualified institutions. It is the portfolio’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The portfolio is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized

20

capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the portfolio.

At December 31, 2006, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $126,131,815 and unrealized appreciation $29,364,859.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2006. If not applied, $6,057,754 of the carryover expires in fiscal 2008, $68,467,967 expires in fiscal 2009, $40,345,577 expires in fiscal 2010, $7,722,694 expires in fiscal 2011 and $3,537,823 expires in fiscal 2012.

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended December 31, 2006, as a result of permanent book to tax differences primarily due to tax treatment for net operating losses and foreign currency exchange gains and losses, the portfolio increased accumulated undistributed investment income-net by $171,968, increased accumulated net realized gain (loss) on investments by $16,178 and decreased paid-in capital by $188,146. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowing. During the period ended December 31, 2006, the portfolio did not borrow under the line of credit.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75% of the value of the portfolio’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance prod-ucts.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2006, Service shares were charged $161,874 pursuant to the Plan.

22

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2006, the portfolio was charged $413 pursuant to the transfer agency agreement.

The portfolio compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2006, the portfolio was charged $25,234 pursuant to the custody agreement.

During the period ended December 31, 2006, the portfolio was charged $4,204 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: investment advisory fees $99,034, Rule 12b-1 distribution plan fees $17,089, custodian fees $2,293, chief compliance officer fees $2,044 and transfer agency per account fees $67.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the SEC, the portfolio may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 2006, amounted to $127,417,928 and $87,398,320, respectively.

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (continued)

The portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions.When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The portfolio realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates.The portfolio is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.At December 31, 2006, there were no forward currency exchange contracts outstanding.

At December 31, 2006, the cost of investments for federal income tax purposes was $183,235,838; accordingly, accumulated net unrealized appreciation on investments was $29,364,859, consisting of $33,692,919 gross unrealized appreciation and $4,328,060 gross unrealized depreciation.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Technology Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios,Technology Growth Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Technology Growth Portfolio at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years,in conformity with U.S. generally accepted accounting principles.

New York, New York February 6, 2007

The Portfolio 25

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S

INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Trustees of Dreyfus Investment Portfolios (the “Company”) held on July 11-12, 2006, the Board considered the re-approval of the portfolio’s Investment Advisory Agreement for another one year term, pursuant to which the Manager provides the portfolio with investment advisory and administrative services.The Board mem-bers,none of whom are “interested persons”(as defined in the Investment Company Act of 1940, as amended) of the Company, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Portfolio. The Board members received a presentation from representatives of the Manager regarding services provided to the portfolio and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the portfolio pursuant to the portfolio’s Investment Advisory Agreement.The Manager’s representatives reviewed the portfolio’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Board members noted that the portfolio’s shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The Manager’s representatives noted the diversity of distribution of the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including that of the portfolio. The Board also reviewed the number of separate accounts investing in the portfolio, as well as the portfolio’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day portfolio operations, including portfolio accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting and compliance infrastructure.

26

Comparative Analysis of the Portfolio’s Investment Advisory Fee, Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the portfolio’s advisory fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in these reports were comparisons of contractual and actual advisory fee rates, total operating expenses and performance. The Manager furnished these reports to the Board along with a description of the methodology Lipper used to select the Expense Group and Expense Universe.

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the expense ratio of the portfolio’s Initial shares (which are not subject to a Rule 12b-1 plan) ranked in the first quintile (among the lowest expense ratios) of the Expense Group and Expense Universe and that the expense ratio of the portfolio’s Service shares (which are subject to a Rule 12b-1 plan) also was below the Expense Group and Expense Universe medians.

The Board members also reviewed the reports prepared by Lipper that presented the portfolio’s performance and placed significant emphasis on comparisons of performance to a group of comparable funds (the “Performance Group”) composed of the same funds included in the Expense Group and to a broader group of funds (the “Performance Universe”).The Manager also provided a comparison of the portfolio’s calendar year total returns to the returns of its benchmark index.The Board noted that the portfolio’s performance was below the medians of the Performance Group and Performance Universe for the 1-, 2-, 3- and 4-year periods, and was above the medians of the Performance Group and Performance Universe, for the 5-year period, ended

The Portfolio 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

May 31, 2006. The Board members also noted that the portfolio’s short-term performance was improving, based on the performance information for various periods ended June 30, 2006 that also was presented to them. The Board considered that the portfolio’s underper-formance versus the Performance Group may be attributable, in part, to the larger market capitalization holdings of the portfolio compared with the lower market capitalization of the holdings of some funds in the Performance Group.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by another account managed or sub-advised by the Manager or its affiliates with a similar investment objective and similar policies and strategies as the portfolio (the “Similar Account”). The Manager’s representatives explained the nature of the Similar Account and the differences, from the Manager’s perspective, in management of the Similar Account as compared to managing and providing services to the portfolio. Representatives of the Manager noted that the Manager or its affiliates do not manage other mutual funds with similar investment objectives, policies and strategies as the portfolio. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed the differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the services provided; it was noted that the Similar Account had the same advisory fee as that borne by the portfolio. The Board members considered the relevance of the fee information provided for the Similar Account to evaluate the appropriateness and reasonableness of the portfolio’s advisory fees.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the

28

profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the portfolio.The Board members evaluated the analysis in light of the relevant circumstances for the portfolio, noting that economies of scale may be realized as the portfolio’s assets increase and considering whether fee levels reflect these economies of scale for the benefit of portfolio investors. The Board members evaluated the profitability analysis in light of the relevant circumstances for the portfolio, including any decline in assets, and the extent to which economies of scale would be realized if the portfolio grows and whether fee levels reflect these economies of scale for the benefit of portfolio shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser to the portfolio, including any soft dollar arrangements with respect to trading the portfolio’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the portfolio as part of their evaluation of whether the fee under the Investment Advisory Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services. It was noted that the profitability percentage for managing the portfolio was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the portfolio was reasonable given the portfolio’s overall performance and generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the portfolio’s Investment

The Portfolio 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations with respect to the portfolio:

• The Board concluded that the nature, extent and quality of the services provided by the Manager to the portfolio are adequate and appropriate.

• While the Board was concerned with the portfolio’s overall total return performance, the Board members noted that the portfolio’s short-term performance was improving.

• The Board concluded that the fee paid to the Manager by the portfolio was reasonable in light of the services provided, comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the portfolio.

• The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the portfolio had been adequately considered by the Manager in connection with the advisory fee rate charged to the portfolio, and that, to the extent in the future it were determined that material economies of scale had not been shared with the portfolio, the Board would seek to have those economies of scale shared with the portfolio.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the portfolio’s Investment Advisory Agreement was in the best interests of the portfolio and its shareholders.

30

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63)
Chairman of the Board (1998)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 190
———————
Clifford L. Alexander, Jr. (73)
Board Member (1998)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm (January
1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 67
———————
Lucy Wilson Benson (79)
Board Member (1998)
Principal Occupation During Past 5 Years:
• President of Benson and Associates, consultants to business and government (1980-present)
Other Board Memberships and Affiliations:
• The International Executive Services Corps., Director Emeritus
• Citizens Network for Foreign Affairs,Vice Chairperson
• Council on Foreign Relations, Member
• Lafayette College Board of Trustees,Trustee Emeritus
• Atlantic Council of the U.S., Director
No. of Portfolios for which Board Member Serves: 35

The Portfolio 31

BOARD MEMBERS INFORMATION (Unaudited) (continued)

David W. Burke (70)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 81
———————
Whitney I. Gerard (72)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 33
———————
George L. Perry (72)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 33
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York
10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Arthur A. Hartman, Emeritus Board Member

32

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 190 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1, 1998.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

The Portfolio 33

OFFICERS OF THE FUND (Unaudited) (continued)

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 206 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 202 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

34

NOTES

For More Information

Telephone 1-800-554-4611 or 516-338-3300
Mail	The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Investments Division

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies relating to portfolio securities, and information regarding how the portfolio voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Mr. Joseph DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $185,529 in 2005 and $194,353 in 2006.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $70,389 in 2005 and $78,687 in 2006. These services consisted of (i) agreed-upon procedures related to compliance with Internal Revenue Code section 817(h) and (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2005 and $-0- in 2006.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $26,844 in 2005 and $40,692 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies (as applicable).

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $-0- in 2005 and $-0- in 2006.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $4 in 2005 and $9 in 2006. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $-0- in 2005 and $-0- in 2006.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $758,091 in 2005 and $383,726 in 2006.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Portfolios
By:	/s/ J. David Officer
J. David Officer
President

Date:	February 14, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	February 14, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	February 14, 2007

EXHIBIT INDEX

	(a)(1)	Code of ethics referred to in Item 2.

	(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

	(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

Exhibit (a)(1)